                                                               Exhibit 10.16

                           SECURED CREDIT AGREEMENT


                         dated as of December 21, 1995


                                     among


                          FIRST SOURCE FINANCIAL LLP,
                                  as Lender,


                                      and


                      GENERAL MANUFACTURED HOUSING, INC.
                                  as Borrower

                               TABLE OF CONTENTS

BACKGROUND.................................................................  1

SECTION 1 CERTAIN DEFINITIONS..............................................  1
     1.1  Certain Definitions..............................................  1
     Account Debtor........................................................  2
     Account Receivable....................................................  2
     Accounts..............................................................  2
     Acquisition...........................................................  2
     Acquisition Corp......................................................  2
     Acquisition Instruments...............................................  2
     Adjusted Net Worth....................................................  2
     Adjusted Operating Profit.............................................  2
     Affiliate.............................................................  3
     Affiliate Group.......................................................  3
     Agent Bank............................................................  3
     Aircraft Security Agreement...........................................  3
     Asset Sale............................................................  3
     Asset Sale Proceeds...................................................  4
     Bank Agency Agreement.................................................  4
     Base Management Fees..................................................  4

     Bond Guaranty.........................................................  4
     Borrower..............................................................  4
     Borrower Equity Interests.............................................  4
     Borrowing Certificate.................................................  4
     Bulldog...............................................................  4
     Business Day..........................................................  4
     Cap Amount............................................................  4
     Cash Equivalents......................................................  5
     Cash Instruments......................................................  5
     Chattel Paper.........................................................  5
     Closing Date..........................................................  5
     Code..................................................................  6
     Collateral............................................................  6
     Collateral Documents..................................................  6
     Collected Balances....................................................  6
     Commitments...........................................................  6
     Compliance Certificate................................................  6
     Contingent Obligation.................................................  6
     Contractual Obligation................................................  7
     Controlled Group......................................................  7
     Current Assets........................................................  7
     Current Liabilities...................................................  7
     Current Ratio.........................................................  7
     Default Interest Period...............................................  7
     Default Rate..........................................................  7
     Dollar(s).............................................................  7
     Employee Benefit Plan.................................................  7
     Employment Agreements.................................................  8
     Equity Sale...........................................................  8
     Equity Sale Proceeds..................................................  8
     ERISA.................................................................  8
     Event of Default......................................................  8
     Financing Statements..................................................  8
     Fiscal Quarter........................................................  8
     Fiscal Year...........................................................  8
     Fiscal Year 1995 Percentage...........................................  8
     Force Majeure.........................................................  9
     Funding Date..........................................................  9
     GAAP..................................................................  9
     General Intangible....................................................  9
     GMH...................................................................  9
     GMH Equity Interests..................................................  9
     Gross Capital Expenditures............................................  9
     Hazardous Material....................................................  9
     Incentive Management Fees............................................. 10
     Indebtedness.......................................................... 10
     Indebtedness to be Refinanced......................................... 10
     Initial Equity Contribution........................................... 10
     Intangible Assets..................................................... 10
     Interest Coverage Ratio Number 1...................................... 11
     Interest Coverage Ratio Number 2...................................... 11
     Interest Expense...................................................... 11
     Interest Period....................................................... 11
     Investors' Rights Agreement........................................... 11
     Issuer................................................................ 11
     Junior Subordinated Lenders........................................... 11
     Junior Subordinated Loan.............................................. 11
     Junior Subordinated Loan Instruments.................................. 11
     Junior Subordinated Notes............................................. 12
     Junior Subordinated Note Agreement.................................... 12

     Lamar................................................................. 12
     Lamar Merger.......................................................... 12
     Lamar Merger Agreement................................................ 12
     Lamar Merger Certificate.............................................. 12
     Lamar Merger Instruments.............................................. 12
     LC Exposure........................................................... 12
     LC Guaranty........................................................... 12
     LC Guaranty Request................................................... 12
     LC Reimbursement Agreements and LC Reimbursement Agreement............ 12
     LC Utilization........................................................ 12
     Lease Obligations..................................................... 12
     Leasehold Mortgage and Leasehold Mortgages............................ 13
     Lender................................................................ 13
     Lender Party.......................................................... 13
     Letter of Credit...................................................... 13
     Letter of Credit Commitment........................................... 13
     Liabilities........................................................... 13
     LIBOR Interest Payment Date........................................... 13
     LIBOR Interest Rate Determination Date................................ 13
     LIBOR Rate............................................................ 13
     LIBOR Rate Loans...................................................... 13
     LIBOR Reserve Percentage.............................................. 14
     Lien.................................................................. 14
     Lockbox............................................................... 14
     Loan and Loans........................................................ 14
     Manager............................................................... 14
     Management Agreement.................................................. 14
     Master Account........................................................ 14
     Material Adverse Effect............................................... 14
     Material Intellectual Property Right.................................. 14
     Maximum Amount of the Working Capital Commitment...................... 14
     Merger................................................................ 14
     Merger Agreement...................................................... 15
     Merger Certificate.................................................... 15
     Merger Instruments.................................................... 15
     Mortgage and Mortgages................................................ 15
     Multiemployer Plan.................................................... 15
     Net Cash Generated.................................................... 15
     Net Income............................................................ 15
     Note and Notes........................................................ 15
     Notice of LIBOR Activity.............................................. 15
     Operating Account..................................................... 15
     PBGC.................................................................. 15
     Parent................................................................ 15
     Parent Equity Documents............................................... 16
     Parent Equity Interests............................................... 16
     Parent Preferred Dividends............................................ 16
     Parent Preferred Stock................................................ 16
     Pension Plan.......................................................... 16
     Permitted LC.......................................................... 16
     Permitted Liens....................................................... 16
     Permitted Prior Liens................................................. 17
     Person................................................................ 17
     Pledge Agreement...................................................... 17
     Preferred Dividends................................................... 18
     Prepayment Fee........................................................ 18
     Property.............................................................. 18
     Reference Rate........................................................ 18
     Reference Rate Loans.................................................. 18
     Reimbursement Obligations............................................. 18

     Related Documents..................................................... 18
     Related Transactions.................................................. 18
     Reportable Event...................................................... 18
     Repurchase Agreements................................................. 18
     Repurchase Obligations................................................ 19
     Requirement of Law.................................................... 19
     Revolving Loan and Revolving Loans.................................... 19
     Revolving Loan Commitment............................................. 19
     Revolving Loan Commitment Reduction Amount............................ 19
     Revolving Loan Commitment Reduction Date.............................. 19
     Revolving Loan Termination Date....................................... 19
     Revolving Note........................................................ 19
     Scheduled Reduction in the Revolving Loan Commitment.................. 19
     Scheduled Reduction in the Term Loan Commitment....................... 19
     Scott................................................................. 19
     Security Agreement.................................................... 19
     Selling Shareholders.................................................. 19
     Selling Shareholders Bank............................................. 20
     Selling Shareholders Indebtedness..................................... 20
     Selling Shareholders Instruments...................................... 20
     Selling Shareholders Letters of Credit................................ 20
     Selling Shareholders Notes............................................ 20
     Senior Subordinated Lender............................................ 20
     Senior Subordinated Loan.............................................. 20
     Senior Subordinated Loan Instruments.................................. 20
     Senior Subordinated Note.............................................. 20
     Senior Subordinated Note Agreement.................................... 21
     Stated Amount......................................................... 21
     Stockholders Agreement................................................ 21
     Stock Purchase Agreement.............................................. 21
     Subordinated Lenders.................................................. 21
     Subordinated Loans.................................................... 21
     Subordinated Loan Instruments......................................... 21
     Subordinated Notes.................................................... 21
     Subordination Agreement............................................... 21
     Subsidiary............................................................ 21
     Term Loan............................................................. 21
     Term Loan Commitment.................................................. 21
     Term Loan Commitment Reduction Amount................................. 21
     Term Loan Commitment Reduction Date................................... 22
     Term Loan Termination Date............................................ 22
     Term Loan Note........................................................ 22
     Total Fixed Charges................................................... 22
     Total Liabilities..................................................... 22
     Total WC Exposure..................................................... 22
     Unapplied Insurance or Condemnation Proceeds.......................... 22
     Uniform Commercial Code............................................... 22
     Unmatured Event of Default............................................ 23
     Welfare Plan.......................................................... 23
     Working Capital....................................................... 23
     Working Capital Commitment............................................ 23
     Working Capital Commitment Extension Request.......................... 23
     Working Capital Loan and Working Capital Loans........................ 23
     Working Capital Loan Termination Date................................. 23
     Working Capital Note.................................................. 23
     1.2  Accounting and Financial Determinations.......................... 23
     1.3  Cross References; Headings....................................... 24

SECTION 2 COMMITMENTS OF LENDER; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS; MAKING

           OF PAYMENTS; SETOFF............................................. 24
     2.1  Commitments...................................................... 24
          2.1.1.    Revolving Loan Commitment.............................. 24
          2.1.2.    Working Capital Commitment............................. 24
          2.1.3.    Letter of Credit Commitment............................ 25
          2.1.4.    Term Loan Commitment................................... 25
     2.2  Extension of Working Capital Loan Termination Date............... 25
     2.3  Loan Requests.................................................... 26
     2.4  Certain Waivers.................................................. 26
     2.5  Reduction or Termination of the Revolving Loan
          Commitment....................................................... 27
     2.6  Reduction or Termination of the Working Capital
          Commitment and Letter of Credit Commitment....................... 28
     2.7  Reduction or Termination of the Term Loan
          Commitment....................................................... 29
     2.8  Mandatory Prepayments............................................ 30
     2.9  Voluntary Prepayments............................................ 31
     2.10 Prepayment Fee................................................... 32
     2.11 Making of Payments............................................... 32
     2.12 Due Date Extension............................................... 32
     2.13 Setoff........................................................... 33
     2.14 Certain Matters Relating to LC Guaranties........................ 33
          2.14.1. Reimbursement Obligation................................. 33
          2.14.2. Reimbursement Obligations Absolute....................... 34
          2.14.3. Indemnification.......................................... 34

SECTION 3 NOTES; RECORDKEEPING............................................. 35
     3.1  Revolving Note................................................... 35
     3.2  Working Capital Note............................................. 35
     3.3  Term Loan Note................................................... 36
     3.4  Recordkeeping.................................................... 36

SECTION 4 INTEREST......................................................... 36
     4.1  Interest Rates on Revolving Loans and Term Loan.................. 36
     4.2  Interest Rates on Working Capital Loans.......................... 36
     4.3  Default Interest................................................. 37
     4.4  Conversion or Continuation....................................... 37
     4.5  Special Provisions Governing LIBOR Rate Loans.................... 38
     4.6  Interest Payment Dates........................................... 41
     4.7  Setting of Rates................................................. 41
     4.8  Computation of Interest.......................................... 41

SECTION 5 FEES............................................................. 42
     5.1  Revolving Loan Non-Use Fee....................................... 42
     5.2  Working Capital Loan Non-Use Fee................................. 42
     5.3  Closing Fee...................................................... 42
     5.4  Computation of Fees.............................................. 42
     5.5  Letter of Credit Fees............................................ 42

SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS
          AND ACCOUNT STATEMENTS........................................... 43
     6.1  Account Agreements............................................... 43
     6.2  Accounts......................................................... 44
     6.3  List of Accounts and Account Statements.......................... 44

SECTION 7 PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS;
          DEEMED LOANS..................................................... 45
     7.1  Proceeds of Collateral; Notices to Account Debtors;
          Lockbox.......................................................... 45
     7.2  Application of Funds Available for Operating

          Expenses......................................................... 45
     7.3  Application of Funds Available for Loan Repayments............... 45
     7.4  Application Upon an Event of Default............................. 46
     7.5  Deemed Loans..................................................... 46

SECTION 8 INCREASED COSTS AND OTHER SPECIAL PROVISIONS..................... 47
     8.1  Increased Costs.................................................. 47
     8.2  Funding Losses................................................... 48
     8.3  Conclusiveness of Statements; Survival of
          Provisions....................................................... 48
     8.4  Discretion of Lender as to Manner of Funding..................... 48

SECTION 9 COLLATERAL SECURITY.............................................. 48
     9.1  Borrower......................................................... 48
          9.1.1.  Personal Property........................................ 48
          9.1.2.  Real Estate.............................................. 48
          9.1.3.  Pledge Agreement......................................... 49
     9.2  Change of Location or Name....................................... 49
     9.3  Deliveries; Further Assurances................................... 49
     9.4  Subsequently Acquired Property................................... 50
     9.5  Asset Sales and Equity Sales..................................... 51

SECTION 10 REPRESENTATIONS AND WARRANTIES.................................. 51
     10.1 Due Organization, Authorization.................................. 51
     10.2 Certain Agreements............................................... 52
     10.3 Financial Information; Financial Condition....................... 52
     10.4 Litigation and Contingent Obligations............................ 53
     10.5 Liens............................................................ 53
     10.6 Absence of Default............................................... 54
     10.7 Employee Benefit Plans........................................... 54
     10.8 Investment Company Act; Public Utility Holding
          Company Act...................................................... 55
     10.9 Regulations G, U and X........................................... 55
     10.10 Proceeds........................................................ 55
     10.11 Lamar Merger Instruments, Acquisition Instruments and
          Merger Instruments............................................... 56
     10.12 Insurance....................................................... 56
     10.13 Material Disruptions............................................ 56
     10.14 Patents, Trademarks............................................. 56
     10.15 Ownership of Properties; Property Schedule...................... 57
     10.16 Business Locations; Trade Names................................. 57
     10.17 Accuracy of Information......................................... 57
     10.18 Subsidiaries.................................................... 57
     10.19 Hazardous Materials............................................. 57
     10.20 Agent's Fees.................................................... 58
     10.21 Taxes........................................................... 58
     10.22 Securities Laws................................................. 58
     10.23 Governmental Authorizations..................................... 58
     10.24 Compliance with Laws............................................ 59
     10.25 Employees and Labor............................................. 59

SECTION 11 COVENANTS....................................................... 59
     11.1 Reports, Certificates and other Information...................... 59
          11.1.1. Initial Balance Sheet.................................... 60
          11.1.2. Audit Report............................................. 60
          11.1.3. Quarterly Reports........................................ 60
          11.1.4. Monthly Reports.......................................... 60
          11.1.5. Business Plan............................................ 61
          11.1.6. Compliance Certificates; Management Reports.............. 61
          11.1.7. Auditors' Materials...................................... 61

          11.1.8. Reports to SEC and to Shareholders....................... 61
          11.1.9. Notice of Default, Litigation, Intellectual
                  Property and ERISA Matters............................... 61
          11.1.10. Insurance Reports....................................... 62
          11.1.11. Withdrawal Liability.................................... 62
          11.1.12. List of Officers and Directors.......................... 63
          11.1.13. Borrowing Base Report................................... 63
          11.1.14. Tax Returns and Receipts................................ 63
          11.1.15. Other Information....................................... 63
     11.2 Corporate Existence; Foreign Qualification....................... 63
     11.3 Books, Records and Inspections................................... 63
     11.4 Insurance........................................................ 64
     11.5 Taxes and Liabilities............................................ 64
     11.6 Current Ratio.................................................... 64
     11.7 Adjusted Net Worth............................................... 65
     11.8 Employee Benefit Plans........................................... 65
     11.9 Collateral Documents............................................. 66
     11.10 Compliance with Laws............................................ 66
     11.11 Maintenance of Permits.......................................... 66
     11.12 Intentionally Deleted........................................... 66
     11.13 Net Cash Ratio.................................................. 66
     11.14 Total Liabilities Ratio......................................... 67
     11.15 Annual Interest Coverage Ratio.................................. 68
     11.16 Quarterly Interest Coverage Ratio............................... 68
     11.17 Purchase, Redemption, Dividend, Interest and Payment
           Restrictions.................................................... 69
     11.18 Gross Capital Expenditures...................................... 70
     11.19 Guaranties, Loans, Advances or Investments...................... 70
     11.20 Working Capital Commitment...................................... 70
     11.21 Mergers, Acquisitions, Consolidations, Sales.................... 70
     11.22 Leases.......................................................... 70
     11.23 Unconditional Purchase Obligations.............................. 71
     11.24 Regulations G, U and X.......................................... 71
     11.25 Subsidiaries.................................................... 71
     11.26 No Amendment of Certain Documents............................... 71
     11.27 Other Agreements................................................ 71
     11.28 Business Activities............................................. 71
     11.29 Transactions with Affiliates.................................... 71
     11.30 Environmental Liabilities....................................... 72
     11.31 Indebtedness.................................................... 72
     11.32 Liens........................................................... 72
     11.33 Fiscal Year..................................................... 72

SECTION 12 CONDITIONS...................................................... 72
     12.1 Initial Revolving Loan........................................... 73
          12.1.1. Lamar Merger, Acquisition and Merger..................... 73
          12.1.2. No Default............................................... 73
          12.1.3. Warranties and Representations........................... 73
          12.1.4. Lender Approval of Certain Documents..................... 73
          12.1.5. Litigation............................................... 73
          12.1.6. Fees..................................................... 74
          12.1.7. Establishment of Accounts................................ 74
          12.1.8. Indebtedness to be Refinanced............................ 74
          12.1.9. Documents................................................ 74
          12.1.10. Subordinated Loan Instruments........................... 77
          12.1.11. Parent Equity Interests................................. 77
          12.1.12. Initial Equity Contribution............................. 78
     12.2 Term Loan, Initial Revolving Loan and Working
          Capital Loan..................................................... 78
          12.2.1. Loans.................................................... 78

          12.2.2. Notes.................................................... 78
          12.2.3. Maximum Loan Balance at Closing.......................... 78
     12.3 All Loans; LC Guaranties......................................... 78
          12.3.1. No Default; Reaffirmation of Warranties and
                  Representations.......................................... 78
          12.3.2. Litigation; Adverse Changes.............................. 78
          12.3.3. Borrowing Certificate and Other
                  Confirmations............................................ 79
          12.3.4. Minimum Loan Balance..................................... 79

SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT.............................. 79
     13.1 Events of Default................................................ 79
          13.1.1. Non-Payment of Loans or Reimbursement
                  Obligations.............................................. 79
          13.1.2. Non-Payment of Fees or Other Amounts..................... 80
          13.1.3. Non-Payment of Other Indebtedness........................ 80
          13.1.4. Other Material Obligations............................... 80
          13.1.5. Bankruptcy, Insolvency, etc.............................. 80
          13.1.6. Non-compliance with Certain Provisions................... 81
          13.1.7. Non-compliance With Other Provisions of this
                  Agreement or the Related Documents....................... 81
          13.1.8. Indebtedness to be Refinanced............................ 81
          13.1.9. Warranties and Representations........................... 81
          13.1.10. Employee Benefit Plans.................................. 81
          13.1.11. Related Documents....................................... 82
          13.1.12. Collateral.............................................. 82
          13.1.13. Change in Ownership..................................... 82
          13.1.14. Change in Management.................................... 82
          13.1.15. Subordinated Loan Instruments........................... 82
          13.1.16. Litigation.............................................. 82
     13.2 Effect of Event of Default....................................... 82

SECTION 14 GENERAL......................................................... 83
     14.1 Waiver; Amendments............................................... 83
     14.2 Confirmations.................................................... 83
     14.3 Notices.......................................................... 83
     14.4 Costs, Expenses and Taxes........................................ 84
     14.5 Indemnification.................................................. 84
     14.6 SUBMISSION TO JURISDICTION....................................... 87
     14.7 Governing Law.................................................... 87
     14.8 Entry Into Agreement............................................. 87
     14.9 Legal Opinions................................................... 88
     14.10 JURY TRIAL...................................................... 88
     14.11 Successors and Assigns.......................................... 88
     14.12 Sale of Notes; Participations................................... 88
     14.13 Confidentiality................................................. 89

                                   SCHEDULES

SCHEDULE I     Revolving Loan Commitment Reduction Amounts (<section> 2.1.1)
SCHEDULE IA    Term Loan Commitment Reduction Amounts (<section> 2.1.4)
SCHEDULE II    Locations of Bank Accounts (<section> 6.2)
SCHEDULE III   Litigation (<section> 10.4)
SCHEDULE IV    Insurance (<section> 10.12)
SCHEDULE V     Intellectual Property Rights (<section> 10.14)
SCHEDULE VI    Certain Property of Borrower (<section> 10.15)
SCHEDULE VII   Business Locations; Trade Names (<section> 10.16)
SCHEDULE VIII  Hazardous Materials (<section> 10.19)
SCHEDULE IX    Business Activities (<section> 11.28)
SCHEDULE X     Indebtedness (including Indebtedness to be
               Refinanced); Liens (<section><section> 10.5 and 11.31)
SCHEDULE XI    Financial Information (<section> 10.3)
SCHEDULE XII   Agent's Fees (<section> 10.20)
SCHEDULE XIII  Parent Equity Interests (Definitions)
SCHEDULE XIV   Material Adverse Change (<section> 10.3)
SCHEDULE XV Lamar Merger Instruments, Acquisition Instruments and Merger Instruments (<section> 10.11)
SCHEDULE XVI   Transactions with Affiliates (<section> 11.29)
SCHEDULE XVII  Accrued Amounts (<section> 2.5)

                                   EXHIBITS

EXHIBIT A      LC Guaranty (<section> 2.1.3)
EXHIBIT B      LC Reimbursement Agreement (<section> 2.1.3)
EXHIBIT C      Working Capital Commitment Extension Request (<section> 2.2)
EXHIBIT D      Notice of LIBOR Activity (<section> 2.3(a))
EXHIBIT E      Revolving Note (<section> 3.1)
EXHIBIT F      Working Capital Note (<section> 3.2)
EXHIBIT G      Term Loan Note
EXHIBIT H      Compliance Certificate (<section> 11.1.6)
EXHIBIT I      Borrowing Certificate (<section> 12.3.3)
EXHIBIT J      LC Guaranty Request (<section> 12.3.3)

                                                                   EXHIBIT 10.16
                           SECURED CREDIT AGREEMENT

     THIS SECURED CREDIT AGREEMENT (this "Agreement"), dated as of December 21, 1995, is entered into between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation and successor by merger to GMH Acquisition Corp., a Delaware corporation ("Borrower"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership (together with its successors and assigns, "Lender").


                                  BACKGROUND

     1. GMH Acquisition Corp., a Delaware corporation ("Acquisition Corp."), and Selling Shareholders are parties to that certain Stock Purchase Agreement dated as of October 10, 1995, as amended by the First Amendment to Stock Purchase Agreement dated as of December 21, 1995 (together, the "Stock Purchase Agreement"), pursuant to which Acquisition Corp. agreed to acquire the GMH Equity Interests, subject to the terms and conditions thereof.

     2.   Prior to the Closing Date, Lamar merged with and into GMH.

     3. Immediately prior to the execution and delivery of this Agreement, Acquisition Corp. (a) acquired the GMH Equity Interests and (b) merged with and into GMH.

     4. Borrower desires that Lender extend financing to enable Borrower to satisfy its obligations to the Selling Shareholders arising from the consummation of the Acquisition and the Merger, to repay the Indebtedness to be Refinanced, to provide funds for capital expenditures, to pay the transaction costs incurred in connection with the Related Transactions and to supply the working capital and other financing needs of Borrower, such financing to be comprised of the working capital, reducing revolving loan, term loan and letter of credit facilities established by this Agreement, all on the terms and conditions set forth herein.

     5. As security for the loans to be made by Lender to, or for the account of, Borrower, Borrower will grant to Lender a first priority lien on, and a security interest in, all of its assets and Parent will grant to Lender a first priority lien on, and security interest in, the Borrower Equity Interests.

     6. Accordingly, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1  CERTAIN DEFINITIONS.

     SECTION 1.1 CERTAIN DEFINITIONS. When used herein, the following terms shall have the following meanings:

     ACCOUNT DEBTOR shall mean any Person obligated on or under any Account Receivable, Chattel Paper or General Intangible.

     ACCOUNT RECEIVABLE shall mean any of Borrower's "accounts," as defined in the Uniform Commercial Code.

     ACCOUNTS - see SECTION 6.1.

     ACQUISITION shall mean the acquisition by Acquisition Corp. of the GMH Equity Interests pursuant to the terms and conditions of the Acquisition Instruments.

     ACQUISITION CORP. - see BACKGROUND.

     ACQUISITION INSTRUMENTS shall mean, collectively, the Stock Purchase Agreement and all other documents and instruments executed by Borrower, GMH or any Selling Shareholder in connection with the Acquisition.

     ADJUSTED NET WORTH shall mean, at any date, (a) $10,000,000, PLUS (b) Net Income plus depreciation and amortization expenses, to the extent that the same are deducted in determining Net Income, for the period beginning on the Closing Date to and including the date of calculation (treating such period as one accounting period), LESS (c) unless subtracted in determining Net Income and without double counting, all amounts paid by Borrower to purchase, redeem or otherwise acquire any Borrower Equity Interests. Nothing contained herein shall be deemed to permit Borrower to take any action otherwise prohibited by this Agreement.

     ADJUSTED OPERATING PROFIT shall mean, for any period, Net Income for such period before deduction of any amount which, in conformity with GAAP, would be set forth opposite the caption "income tax expense" (including deferred income taxes) (or any like caption) on an income statement of Borrower for such period, LESS (a) any amount which, in conformity with GAAP, would be set forth opposite the caption

     "extraordinary pre-tax gain" (or any like caption) on such an income statement, PLUS (b) Interest Expense to the extent deducted in determining Net Income for such period, PLUS (c) an amount which, in conformity with GAAP, would be set forth opposite the caption "depreciation and amortization expenses" (or any like caption) (including, without limitation, amortization of Intangible Assets) on such an income statement for such period, to the extent the same are deducted from the net revenues of Borrower, in conformity with GAAP, in determining Net Income for such period, PLUS (d) without double counting, any amount permitted to be and actually paid pursuant to SECTION 11.29 hereof to the extent deducted in determining Net Income for such period.

     AFFILIATE of any Person shall mean any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person or of any Affiliate of such Person, and any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan). The Affiliate Group shall be deemed to be Affiliates of Borrower. Lender shall not be deemed to be an Affiliate of Borrower or any of its other Affiliates. A Person shall be deemed to be

               (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                    (i) to vote 10% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person (or Persons holding equivalent positions); or

                    (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; or

               (b) "controlled by" or "under common control with" such other Person if such other Person is a member of the immediate family of such Person or is the executor, administrator, or other personal representative of such Person.

     AFFILIATE GROUP shall mean, collectively, Bulldog, SIHI-GMH LLC, a New York limited liability company, Manager, Senior Subordinated Lender, Junior Subordinated Lenders and Alliance Corporate Finance Group Incorporated.

     AGENT BANK shall mean any bank serving in the capacity of agent for Lender under the Bank Agency Agreement. The initial Agent Bank shall be The First National Bank of Chicago.

     AIRCRAFT SECURITY AGREEMENT - see SECTION 9.1.1.

     ASSET SALE shall mean any sale, assignment, conveyance, transfer or other disposition of any Property of Borrower other than (a) any sale or lease of inventory in the ordinary course of business, (b) any sale or trade-in of obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the obsolete or unusable items of equipment when the same were new or not obsolete or unusable or (c) any sale of obsolete or unusable items of equipment so long as the aggregate amount of the proceeds of all such sales does not exceed (i) $25,000 in any Fiscal Year other than the Fiscal Year ending December 31, 1995 and (ii) the product of (x) $25,000 multiplied by (y) the Fiscal Year 1995 Percentage in the Fiscal Year ending December 31, 1995. ASSET SALE PROCEEDS shall mean the aggregate cash proceeds payable to Borrower in connection with any Asset Sale, after deduction of all reasonable, customary and documented costs and expenses of such Asset Sale.

     BANK AGENCY AGREEMENT - see SECTION 6.1.

     BASE MANAGEMENT FEES shall mean (a) the management fees payable by Borrower to Manager pursuant to Section 2.3(a) of the Management Agreement, in an aggregate amount not to exceed (i) $250,000 (as adjusted pursuant to Section 2.3(a) of the Management Agreement) in any Fiscal Year other than the Fiscal Year ending December 31, 1995 and (ii) the product of (x) $250,000 multiplied by (y) the Fiscal Year 1995 Percentage in the Fiscal Year ending December 31, 1995 and (b) reasonable out-of-pocket expenses payable by Borrower to Manager pursuant to Section 2.1 of the Management Agreement.

     BOND GUARANTY shall mean the Guaranty By Corporation dated as of December 30, 1993 executed by GMH to and for the benefit of The Patterson Bank to guarantee the payment of all amounts owed by the Waycross and Ware County Development Authority to The Patterson Bank pursuant to that certain Adjustable Rate Installment Promissory Note dated December 30, 1993 in the original principal amount of $613,727.63.

     BORROWER - see Preamble.

     BORROWER EQUITY INTERESTS shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of Borrower.

     BORROWING CERTIFICATE - see SECTION 12.3.3.

     BULLDOG shall mean Bulldog Holdings LLC, a New York limited liability company.

     BUSINESS DAY shall mean (a) for all purposes other than as covered by clause (b) below, any day of the year (other than any Saturday or Sunday) on which the Federal Reserve Bank is open for business in Chicago, Illinois and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate and/or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) and that is also a day for trading by and between banks in the London interbank market.

     CAP AMOUNT shall mean, at any time, the sum of the amounts specified as such in each LC Guaranty at the time of its issuance (such amount, with respect to any LC Guaranty, being herein called the "RELEVANT CAP"); it being understood that:

          (a) the Relevant Cap with respect to any LC Guaranty may be reduced from time to time by the Stated Amount of a Permitted LC covered thereby if Lender shall have received evidence satisfactory to Lender that all of the following conditions have been satisfied: (i) such Permitted LC shall have terminated or expired in accordance with its terms, (ii) such Permitted LC shall have been surrendered to the

     Issuer thereof and cancelled, (iii) if such Permitted LC shall have been drawn upon, the Issuer thereof shall have been fully reimbursed for such draw, and (iv) such Issuer shall have consented in writing to a reduction, equal to such Stated Amount in such Relevant Cap; and

          (b) the Relevant Cap with respect to any LC Guaranty may be increased from time to time by the Stated Amount of a Permitted LC to be covered thereby if Lender shall have received evidence satisfactory to Lender that such Permitted LC shall be issued in a manner permitted by this Agreement concurrently with such increase;

     provided, however, that in no event shall the Cap Amount exceed at any time $1,000,000; and provided, further, that for purposes of determining the Cap Amount, each LC Guaranty issued hereunder shall be included unless such LC Guaranty shall have been returned to Lender and the applicable Issuer shall have acknowledged in writing that Lender shall have no further obligations thereunder.

     CASH EQUIVALENTS shall mean any or all of the following: obligations of, or guaranteed as to interest and principal by, the United States Government maturing within 90 days after the date on which such obligations are purchased; open market commercial paper of any corporation (other than Borrower or any of its Affiliates) incorporated under the laws of the United States of America or any State thereof or the District of Columbia rated "Prime-1" or its equivalent by Moody's Investors Service Inc. or "A-1" or its equivalent by Standard & Poor's Corporation; or certificates of deposit maturing within 90 days after the issuance thereof issued by commercial banks organized under the laws of the United States of America or of any political subdivision thereof and either (a) having a combined capital and surplus in excess of $500,000,000 or (b) being one of the four domestic banks having the largest combined capital and surplus among banks having their principal offices in Chicago, Illinois.

     CASH INSTRUMENTS shall mean all cash, checks, drafts and other similar writings for the payment of money, including, without limitation, all insurance and condemnation proceeds, Asset Sale Proceeds and Equity Sale Proceeds.

     CHATTEL PAPER shall mean any of Borrower's "chattel paper," as defined in the Uniform Commercial Code.

     CLOSING DATE shall mean the date of this Agreement.

     CODE shall mean the Internal Revenue Code of 1986, as amended.

     COLLATERAL shall mean all property and/or rights on or in which a Lien is granted to Lender (or to any agent, trustee or other party acting on behalf of Lender), to secure the payment, performance or observance of all or any of the Liabilities, including any such Lien granted pursuant to this Agreement or any of the Collateral Documents or any other agreements, instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

     COLLATERAL DOCUMENTS shall mean, collectively, the Security Agreement, the Aircraft Security Agreement, the Leasehold Mortgages, the Mortgages, the Bank Agency Agreement, the Pledge Agreement, the Financing Statements and any and all other agreements, instruments or documents provided for in SECTION 9 or otherwise pursuant to which a Lien is granted to Lender (or to any agent, trustee, or other party acting on behalf of Lender), as security for all or any of the Liabilities, as such documents may be amended, restated, modified or supplemented from time to time.

     COLLECTED BALANCES - see SECTION 7.2.

     COMMITMENTS shall mean collectively, the Letter of Credit Commitment, the Revolving Loan Commitment, the Term Loan Commitment and the Working Capital Commitment.

     COMPLIANCE CERTIFICATE - see SECTION 11.1.6.

     CONTINGENT OBLIGATION as to any Person shall mean the undrawn face amount of any letters of credit issued for the account of such Person and shall also mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the financial condition or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation or, where such Contingent Obligation is specifically limited to a portion of any such primary obligation, that portion to which it is limited or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     CONTRACTUAL OBLIGATION of any Person shall mean any provision of any security issued by such Person or of any agreement, document, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     CONTROLLED GROUP shall mean Borrower and any corporation, trade or business that is, together with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses under common control or treated as a single employer, or whose employees would be treated as employed by Borrower, under Section 414 of the Code or Section 4001 of ERISA.

     CURRENT ASSETS shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a balance sheet of Borrower at such date, less, without duplication, cash, Cash Instruments, and Cash Equivalents.

     CURRENT LIABILITIES shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a balance sheet of Borrower at such date, less any portion thereof attributable to the Notes, the Subordinated Notes, leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, bank overdrafts (but only to the extent repaid in full on the Business Day following creation thereof), or any other Indebtedness incurred hereunder.

     CURRENT RATIO shall mean, at any date, the ratio on such date of (a) Current Assets (excluding Intangible Assets) to (b) Current Liabilities.

     DEFAULT INTEREST PERIOD - see SECTION 4.3(B).

     DEFAULT RATE - see SECTION 4.3(A).

     DOLLAR(S) and the sign "$" shall mean lawful money of the United States of America.

     EMPLOYEE BENEFIT PLAN shall mean any "employee benefit plan," as defined under Section 3(3) of ERISA or any other material plan, policy, program, arrangement or agreement, whether or not written, with respect to current employees, former employees, independent contractors or leased employees, or the beneficiaries or dependents thereof, which is or has been maintained by Borrower or a current or past member of its Controlled Group or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

     EMPLOYMENT AGREEMENTS shall mean those certain employment agreements dated as of the Closing Date between Borrower and each of Scott, Gregory K. Scott and Drew E. Scott, as modified from time to time to the extent permitted by this Agreement.

     EQUITY SALE shall mean any issuance, sale, give away, conveyance, transfer or other disposition of any Borrower Equity Interests or any other change in the capital structure of Borrower, or, to the extent the same would result in an Event of Default under SECTION 13.1.13, any issuance, sale, give away, conveyance, transfer or other disposition of any Parent Equity Interests or any other change in the capital structure of Parent, including, without limitation any initial public offering of the Parent Equity Interests but specifically excluding, to the extent the same would not result in an Event of Default under Section 13.1.13, any issuance, sale, give away, conveyance, transfer or other disposition (a) due to the exercise of any warrants, puts, calls or conversion of any preferred or common stock from one class to another in accordance with the Stockholders Agreement or the Restated Certificate of Incorporation of Parent as in effect on the Closing Date or (b) the proceeds of which are not payable to Borrower or Parent.

     EQUITY SALE PROCEEDS shall mean the aggregate cash proceeds paid to Borrower or Parent in connection with any Equity Sale, after deduction of all reasonable, customary and documented costs and expenses of such Equity Sale.

     ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT shall mean any of the events or conditions described in
     SECTION 13.1.

     FINANCING STATEMENTS - see SECTION 12.1.9(P).

     FISCAL QUARTER shall mean any fiscal quarter of Borrower for financial accounting purposes.

     FISCAL YEAR shall mean the fiscal year of Borrower for financial accounting purposes, which fiscal year ends on December 31. The 1995 Fiscal Year of Borrower shall commence on the Closing Date and end on December 31, 1995.

     FISCAL YEAR 1995 PERCENTAGE shall mean the percentage calculated by dividing (a) the number of days from and including the Closing Date to and including December 31, 1995 by (b) 365.

     FORCE MAJEURE shall mean acts of God, acts of public enemies, insurrections, riots, civil disturbances, strikes, boycotts, other direct consequences of a labor dispute, other industrial disturbances, fires, explosions, floods, epidemics, quarantine restrictions, shortages of materials, equipment or transportation, freight embargoes, power or utility failures, orders or acts, or failures to act, of civil or military authority or other similar causes beyond the control of Borrower.

     FUNDING DATE shall mean, with respect to any Loan, the date of the funding of such Loan.

     GAAP shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

     GENERAL INTANGIBLE shall mean any of Borrower's "general intangibles," as defined in the Uniform Commercial Code.

     GMH shall mean General Manufactured Housing, Inc., a Georgia corporation and predecessor to Borrower, as in existence prior to the consummation of the Merger.

     GMH EQUITY INTERESTS shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of GMH outstanding immediately prior to the consummation of the Acquisition.

     GROSS CAPITAL EXPENDITURES shall mean, for any period, the total of all expenditures incurred by Borrower in respect of the purchase or other acquisition of fixed or capital assets during such period, without any deduction for trade-ins, salvage values, resales or similar recoveries, including the amount which in accordance with GAAP is or should be initially posted to the balance sheet of Borrower with respect to leases entered into during such period which have been, or, in accordance with GAAP, should be, recorded as capitalized leases.

     HAZARDOUS MATERIAL shall mean: (a) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.A. <section> 9601(14), as amended by the Superfund Amendments and Reauthorization Act ("SARA"), and including the judicial interpretation thereof; (b) any "pollutant or contaminant" as defined in 42 U.S.C.A. <section>

     9601(33); (c) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (d) any petroleum, including crude oil and any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (g) any asbestos, polychlorinated biphenyl
     (PCB), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (h) any other substance, regardless of physical form, that is subject to any Federal, state or local governmental statute, rule or regulation relating to the protection of human health, plant life, animal life, natural resources, property or the reasonable enjoyment of life or property from the presence in the environment of any solid, liquid, gas or odor, from whatever source.

     INCENTIVE MANAGEMENT FEES shall mean the management fees payable by Borrower to Manager pursuant to Section 2.3(b) of the Management Agreement, in an aggregate amount not to exceed (a) $250,000 in any Fiscal Year other than the Fiscal Year ending December 31, 1995 and (b) the product of (x) $250,000 multiplied by (y) the Fiscal Year 1995 Percentage in the Fiscal Year ending December 31, 1995.

     INDEBTEDNESS of a Person shall mean (a) indebtedness of such Person for borrowed money, (b) indebtedness of such Person for the deferred purchase price of services or property, excluding trade payables incurred in the ordinary course of business, (c) monetary obligations of such Person under leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, (d) indebtedness of such Person arising under acceptance facilities, (e) obligations of such Person with respect to judgments, awards or decrees and (f) indebtedness of such Person consisting of unpaid reimbursement obligations in respect of all drawings under letters of credit issued for the account of such Person (including, without limitation, with respect to each of the foregoing CLAUSES (A) through (F), any such indebtedness or obligation which is nonrecourse to the credit of such Person but is secured by assets of such Person). Indebtedness shall not include the liability of any Person for judgments, awards or decrees
     (i) to the extent that such Person is fully insured and with respect to which the insurer has assumed responsibility in writing, (ii) to the extent that such Person is fully indemnified (upon terms and by creditworthy indemnitors which are reasonably satisfactory to Lender) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which such Person shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

     INDEBTEDNESS TO BE REFINANCED - see SECTION 12.1.8.

     INITIAL EQUITY CONTRIBUTION shall mean the equity contribution made by Parent to Acquisition Corp. on or before the Closing Date in an amount not less than $10,250,000.

     INTANGIBLE ASSETS shall mean, with reference to Borrower, licenses, franchises, patents, patent applications, trademarks, trademark applications, tradenames, copyrights, copyright applications, computer software rights, goodwill and research and development expense or other like intangibles shown on the balance sheet of Borrower.

     INTEREST COVERAGE RATIO NUMBER 1 shall mean, for any period, the ratio of (a) (i) Adjusted Operating Profit for such period MINUS (ii) the aggregate amount incurred by Borrower during such period on account of Gross Capital Expenditures for such period to (b) Interest Expense for such period.

     INTEREST COVERAGE RATIO NUMBER 2 shall mean, for any period, the ratio of
     (a) Adjusted Operating Profit for such period to (b) Interest Expense for such period.

     INTEREST EXPENSE shall mean, for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on an income statement of Borrower for such period.

     INTEREST PERIOD shall mean with respect to any LIBOR Rate Loan, a period of one, three or six months commencing on a Business Day selected by Borrower pursuant to this Agreement. Each such Interest Period shall end on (but exclude) the date which numerically corresponds to such Business Day one, three or six months thereafter, PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall end on the first Business Day of the month next succeeding such next, third or sixth succeeding month.

     INVESTORS' RIGHTS AGREEMENT shall mean that certain Investors' Rights Agreement dated as of the Closing Date among Parent, Bulldog, Junior Subordinated Lenders and Senior Subordinated Lender.

     ISSUER shall mean any financial institution which Borrower from time-to-time, with the prior written consent of Lender, may select to issue Permitted LCs.

     JUNIOR SUBORDINATED LENDERS shall mean RFE Investment Partners V, L.P., a Delaware limited partnership, Sterling Commercial Capital, Inc., a New York corporation, and the Treasurer of the State of Michigan as Custodian for the Michigan Public School Employees Retirement System, the Michigan State Employees' Retirement System, the Michigan State Police Retirement System and the Michigan Judges Retirement System.

     JUNIOR SUBORDINATED LOAN shall mean the loan in the original principal amount of $5,000,000 made by Junior Subordinated Lenders to Borrower pursuant to the Junior Subordinated Loan Instruments.

     JUNIOR SUBORDINATED LOAN INSTRUMENTS shall mean the Junior Subordinated Note Agreement, Junior Subordinated Notes and all other documents and instruments executed by Borrower or any Junior Subordinated Lender in connection with the Junior Subordinated Loan.

     JUNIOR SUBORDINATED NOTES shall mean those certain Junior Subordinated Notes Due June 30, 2003 in the aggregate principal amount of $5,000,000 issued by Borrower to Junior Subordinated Lenders pursuant to the Junior Subordinated Note Agreement.

     JUNIOR SUBORDINATED NOTE AGREEMENT shall mean that certain Securities Purchase Agreement dated as of the Closing Date among Borrower and Junior Subordinated Lenders.

     LAMAR shall mean Lamar Housing, L.L.C., a Georgia limited liability company.

     LAMAR MERGER shall mean the merger of Lamar with and into GMH with GMH as the surviving corporation, in accordance with the terms and conditions of the Lamar Merger Instruments.

     LAMAR MERGER AGREEMENT shall mean the Agreement and Plan of Merger dated as of December 14, 1995 between Lamar and GMH.

     LAMAR MERGER CERTIFICATE shall mean the Certificate of Merger with respect to the Lamar Merger, dated as of December 14, 1995 and duly filed with the Secretary of State of Georgia on December 15, 1995.

     LAMAR MERGER INSTRUMENTS shall mean, collectively, the Lamar Merger Agreement, the Lamar Merger Certificate and all other documents and instruments executed by Lamar or GMH in connection with the Lamar Merger.

     LC EXPOSURE shall mean, at any time, the sum of (a) the Cap Amount at such time, PLUS (b) the then aggregate amount of outstanding Reimbursement Obligations.

     LC GUARANTY - see SECTION 2.1.3.

     LC GUARANTY REQUEST - see SECTION 12.3.3.

     LC REIMBURSEMENT AGREEMENTS AND LC REIMBURSEMENT AGREEMENT - see SECTION 2.1.3.

     LC UTILIZATION - see SECTION 5.5.

     LEASE OBLIGATIONS shall mean, at any date, the rental commitments of Borrower under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which Borrower is obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance sheet of Borrower or in the notes thereto, excluding, however, obligations under leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases.

     LEASEHOLD MORTGAGE and LEASEHOLD MORTGAGES - see SECTION 9.1.2.

     LENDER - see PREAMBLE.

     LENDER PARTY - see SECTION 14.5(A).

     LETTER OF CREDIT shall mean an irrevocable standby letter of credit issued by an Issuer for the account of Borrower, pursuant to an LC Reimbursement Agreement.

     LETTER OF CREDIT COMMITMENT - see SECTION 2.1.3.

     LIABILITIES shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing or arising, or due or to become due: (a) all liabilities, obligations and Indebtedness to Lender of Borrower under or in connection with this Agreement, any Note, any Letter of Credit, any LC Guaranty or any of the other Related Documents (including, without limitation, all Reimbursement Obligations) and (b) all other liabilities, obligations and Indebtedness of Borrower to Lender in connection with the Related

     Transactions.

     LIBOR INTEREST PAYMENT DATE shall mean, with respect to any LIBOR Rate Loan
     (a) the first Business Day of each month and (b) the last day of each Interest Period applicable thereto.

     LIBOR INTEREST RATE DETERMINATION DATE - see SECTION 4.5(B).

     LIBOR RATE shall mean, for any Interest Period, an interest rate per annum obtained by dividing (a) the rate of interest published in THE WALL STREET JOURNAL two (2) Business Days prior to the first day of such Interest Period under the caption "Money Rates; London Interbank Offered Rates (LIBOR)," with respect to a time period equal to such Interest Period, by
     (b) a percentage equal to 100% MINUS the LIBOR Reserve Percentage, if any, in effect on the applicable LIBOR Interest Rate Determination Date; PROVIDED, HOWEVER, that if such publication is not available or such rate is not set forth therein, the LIBOR Rate shall be determined on the basis of any other source reasonably acceptable to Lender.

     LIBOR RATE LOANS shall mean Loans which bear interest determined by reference to the LIBOR Rate.

     LIBOR RESERVE PERCENTAGE shall mean, for any day, the aggregate of the rates (expressed as a decimal), of reserve requirements current on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other governmental authority having jurisdiction over Lender) as in effect from time to time dealing with reserve requirements prescribed for eurocurrency funding, including any reserve requirements with respect to "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

     LIEN shall mean any mortgage, lien, security title, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, deed to secure debt, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

     LOCKBOX - see SECTION 6.2(A).

     LOAN and LOANS - see the last paragraph of SECTION 2.1.

     MANAGER shall mean Strategic Investments & Holdings, Inc., a Delaware corporation.

     MANAGEMENT AGREEMENT shall mean that certain Management Agreement by and between Manager and Borrower dated as of the Closing Date.

     MASTER ACCOUNT - see SECTION 6.2(A).

     MATERIAL ADVERSE EFFECT shall mean (a) a material adverse effect on the financial condition, operations, assets, business or prospects of Borrower or (b) a material impairment of the ability of Borrower to perform its obligations in connection with this Agreement or any of the Related Documents to which it is a party or of Lender to enforce or collect any of the Liabilities.

     MATERIAL INTELLECTUAL PROPERTY RIGHT - see SECTION 10.14.

     MAXIMUM AMOUNT OF THE WORKING CAPITAL COMMITMENT shall mean $6,000,000 (as reduced pursuant to this Agreement, including pursuant to SECTION 2.6).

     MERGER shall mean the merger of Acquisition Corp. with and into GMH with GMH as the surviving corporation, in accordance with the terms and conditions of the Merger Instruments.

     MERGER AGREEMENT shall mean the Plan of Merger dated as of the Closing Date between Acquisition Corp. and GMH.

     MERGER CERTIFICATE shall mean, collectively, the (a) Certificate of Ownership and Merger with respect to the Merger, dated as of the effective date of the Merger and duly filed with the Secretary of State of Delaware on such date and (b) Articles of Merger with respect to the Merger, dated as of the effective date of the Merger and duly filed with the Secretary of State of Georgia on such date.

     MERGER INSTRUMENTS shall mean, collectively, the Merger Agreement, the Merger Certificate and all other documents and instruments executed by Acquisition Corp. or GMH in connection with the Merger.

     MORTGAGE and MORTGAGES - see SECTION 9.1.2.

     MULTIEMPLOYER PLAN shall mean any "multiemployer plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA to which Borrower or a current or past member of its Controlled Group is making or has made contributions to or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

     NET CASH GENERATED shall mean, for any period, an amount equal to (a) Adjusted Operating Profit for such period, LESS (b) Gross Capital Expenditures incurred during such period, PLUS (c) the amount of any reduction (or minus the amount of any increase) in Working Capital in such period.

     NET INCOME shall mean, for any period, net income or loss of Borrower as it would appear on an income statement of Borrower for such period prepared in accordance with GAAP, LESS, to the extent not subtracted from gross income in computing net income, the amounts paid or payable under SECTIONS 11.17(I) and 11.17(II), and, if paid or payable by Borrower to any Affiliate of Borrower, 11.17(III).

     NOTE and NOTES shall mean the Revolving Note, the Term Note and the Working Capital Note, or any of them.

     NOTICE OF LIBOR ACTIVITY - see SECTION 2.3(A).

     OPERATING ACCOUNT - see SECTION 6.2(B).

     PBGC shall mean the Pension Benefit Guaranty Corporation, and any entity succeeding to any or all of its functions under ERISA.

     PARENT shall mean GMH Holdings, Inc., a Delaware corporation.

     PARENT EQUITY DOCUMENTS shall mean the Restated Certificate of Incorporation of Parent as in effect on the Closing Date, the

     Stockholders Agreement, the Investors' Rights Agreement and all other documents and instruments evidencing or pertaining to the Parent Equity Interests.

     PARENT EQUITY INTERESTS shall mean all of the capital stock and options, warrants and other rights to acquire capital stock of Parent, as more particularly set forth on SCHEDULE XIII.

     PARENT PREFERRED DIVIDENDS shall mean the quarterly cash dividends on the Parent Preferred Stock required by the Parent Equity Documents in an amount not to exceed $240,000 in the aggregate per quarter.

     PARENT PREFERRED STOCK shall mean all of the issued and outstanding shares of Series A Redeemable Preferred Stock of Parent.

     PENSION PLAN shall mean any Employee Benefit Plan (other than a Multiemployer Plan), which is subject to title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA.

     PERMITTED LC shall mean a Letter of Credit issued with Lender's prior written consent; PROVIDED, HOWEVER, that (a) each such Letter of Credit shall expire pursuant to its terms on or before the Working Capital Loan Termination Date and (b) at no time shall Total WC Exposure exceed the Working Capital Commitment in effect at such time.

     PERMITTED LIENS shall mean any of the following Liens:

          (a) Liens in favor of Lender, granted pursuant to the Collateral Documents;

          (b) Liens in connection with the acquisition of fixed assets after the date hereof and attaching only to the Property being acquired, if the Indebtedness secured thereby does not exceed the lesser of eighty percent (80%) of the fair market value of such Property at the time of acquisition thereof and $75,000 in the aggregate for Borrower at any one time outstanding;

          (c) Liens for current taxes or other governmental charges or levies which are not delinquent or are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

          (d) mechanic's, worker's, materialmen's and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

          (e) Liens arising in the ordinary course of business for sums being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in any case not involving any deposits or advances for borrowed money or the deferred purchase price of Property or services;

          (f) zoning ordinances, easements, licenses, reservations, covenants, conditions or restrictions on the use of Property which, in Lender's reasonable determination, are not violated by existing uses or improvements, do not interfere with the use of the related Property and do not adversely affect the merchantability of the title to the related Property;

          (g) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to SECTION 13.1.16;

          (h) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits; and

          (i)  Liens shown on PART 1 of SCHEDULE X.

     PERMITTED PRIOR LIENS shall mean any of the following Liens:

          (a) the Permitted Liens described in clauses (b), (f), (h) and (i) of the definition of Permitted Liens, subject to the limitations, if any, set forth therein; and

          (b) the Permitted Liens described in clauses (c) and (d) of the definition of Permitted Liens that are accorded priority by law to the Liens in favor of Lender granted pursuant to the Collateral Documents.

     PERSON shall mean any natural person, corporation, firm, general or limited partnership, limited liability company or partnership, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

     PLEDGE AGREEMENT - see SECTION 9.1.3.

     PREFERRED DIVIDENDS shall mean quarterly cash dividends from Borrower to Parent in an amount sufficient to enable Parent to pay the Parent Preferred Dividends (including accrued and unpaid Parent Preferred Dividends) permitted to be paid pursuant to the Subordination Agreement.

     PREPAYMENT FEE - see SECTION 2.10.

     PROPERTY shall mean all types of real, personal or mixed property and all types of tangible or intangible property.

     REFERENCE RATE shall mean at any time the rate per annum then most recently announced by The First National Bank of Chicago, a national banking association, as its corporate base rate at Chicago, Illinois (or if such rate is not being quoted, the rate which is the successor to such rate, and if no successor is being quoted, the rate conceptually equivalent to such rate which the domestic commercial bank having the highest combined capital and surplus of any bank having its principal office in Chicago, Illinois is quoting).

     REFERENCE RATE LOANS shall mean Loans which bear interest determined by reference to the Reference Rate.

     REIMBURSEMENT OBLIGATIONS - see SECTION 2.14.1.

     RELATED DOCUMENTS shall mean the Notes, the Subordination Agreement, the Collateral Documents and all other agreements, documents and instruments executed and delivered by Borrower or Parent pursuant hereto.

     RELATED TRANSACTIONS shall mean all transactions contemplated by this Agreement and the Related Documents, including, without limitation, the Lamar Merger, the Acquisition, the Merger, the Loans, the Subordinated Loans, the repayment of the Indebtedness to be Refinanced with proceeds of Loans to be made to Borrower, the granting by Borrower of Liens on the Collateral to secure the Liabilities and the granting by Parent of the Liens on the Borrower Equity Interests to secure the Liabilities.

     REPORTABLE EVENT shall have the meaning given to such term under Section 4043 of ERISA other than a reportable event described in 29 C.F.R. Sections 2615.12, 2615.13, 2615.14, 2615.15, 2615.19 or 2615.20.

     REPURCHASE AGREEMENTS shall mean those certain agreements with the floorplan lenders to the purchasers of Borrower's inventory (individually, a "dealer") relating to such inventory purchased by such dealer pursuant to which Borrower agrees to repurchase any such inventory which is new and unused inventory remaining in the possession of such dealer or repossessed by such dealer's lender after a default under the financing agreements between such dealer and its lender, subject to the terms and conditions of such agreements.

     REPURCHASE OBLIGATIONS shall mean the Contingent Obligations of Borrower under the Repurchase Agreements.

     REQUIREMENT OF LAW for any Person shall mean the corporate charter and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     REVOLVING LOAN and REVOLVING LOANS - see SECTION 2.1.1, including any Reimbursement Obligations which have been converted to Revolving Loans.

     REVOLVING LOAN COMMITMENT - see SECTION 2.1.1.

     REVOLVING LOAN COMMITMENT REDUCTION AMOUNT - see SECTION 2.5(A).

     REVOLVING LOAN COMMITMENT REDUCTION DATE shall mean each date indicated as such in SCHEDULE I or, if such date is not a Business Day, the next succeeding Business Day.

     REVOLVING LOAN TERMINATION DATE - see SECTION 2.1.1.

     REVOLVING NOTE - see SECTION 3.1.

     SCHEDULED REDUCTION IN THE REVOLVING LOAN COMMITMENT for any Revolving Loan Commitment Reduction Date shall mean the amount set forth in SCHEDULE I opposite such Revolving Loan Commitment Reduction Date.

     SCHEDULED REDUCTION IN THE TERM LOAN COMMITMENT for any Term Loan Commitment Reduction Date shall mean the amount set forth in SCHEDULE IA opposite such Term Loan Commitment Reduction Date.

     SCOTT shall mean Samuel P. Scott, individually.

     SECURITY AGREEMENT - see SECTION 9.1.1.

     SELLING SHAREHOLDERS shall mean collectively, Kelly Scott Herold, as Trustee of the Kelly Scott Herold Revocable Trust - 1995 dated September 27, 1995, Gregory Keith Scott, Drew Eric Scott and Scott, individually and as joint tenant with Sherry J. Scott.

     SELLING SHAREHOLDERS BANK shall mean The First National Bank of Chicago.

     SELLING SHAREHOLDERS INDEBTEDNESS shall mean the Indebtedness owing by Borrower to the Selling Shareholders evidenced by the Selling Shareholders Notes, the outstanding principal amount of which shall not exceed $45,000,000, and the repayment of which shall be secured by the Selling Shareholders Letters of Credit.

     SELLING SHAREHOLDERS INSTRUMENTS shall mean the Selling Shareholders Notes and the Selling Shareholders Letters of Credit.

     SELLING SHAREHOLDERS LETTERS OF CREDIT shall mean those certain Irrevocable Stand-by Letters of Credit issued by the Selling Shareholders Bank in the respective face amounts and to the respective holders of the Selling Shareholders Notes to secure repayment of the Selling Shareholders Indebtedness.

     SELLING SHAREHOLDERS NOTES shall mean those certain non-recourse Installment Promissory Notes each dated the Closing Date and each due and payable in full on January 25, 1996, made by Borrower in favor of (a) Kelly Scott Herold, as Trustee of the Kelly Scott Herold Revocable Trust - 1995 dated September 27, 1995, in the original principal amount of $10,457,143,
     (b) Gregory Keith Scott in the original principal amount of $10,457,143,
     (c) Drew Eric Scott in the original principal amount of $10,457,143, and
     (d) Samuel P. Scott and Sherry J. Scott, as joint tenants, in the original principal amount of $13,628,571.

     SENIOR SUBORDINATED LENDER shall mean The Equitable Life Assurance Society of the United States, a New York insurance company.

     SENIOR SUBORDINATED LOAN shall mean the loan in the original principal amount of $15,000,000 made by Senior Subordinated Lender to Acquisition Corp. pursuant to the Senior Subordinated Loan Instruments.

     SENIOR SUBORDINATED LOAN INSTRUMENTS shall mean the Senior Subordinated Note Agreement, Senior Subordinated Note and all other documents and instruments executed by Borrower or Senior Subordinated Lender in connection with the Senior Subordinated Loan.

     SENIOR SUBORDINATED NOTE shall mean that certain Senior Note Due December 21, 2002 in the aggregate principal amount of $17,243,295 issued by Borrower to Senior Subordinated Lender pursuant to the Senior Subordinated Note Agreement.

     SENIOR SUBORDINATED NOTE AGREEMENT shall mean that certain Note and Warrant Purchase Agreement dated as of the Closing Date between Acquisition Corp. and Senior Subordinated Lender.

     STATED AMOUNT shall mean, with respect to any Permitted LC and as of any date of determination, the maximum amount for which a draw or a demand for payment may then be made thereunder, whether or not such maximum amount is defined therein as the "Stated Amount" thereof.

     STOCKHOLDERS AGREEMENT shall mean that certain Stockholders Agreement dated as of the Closing Date among Parent and all holders of the Parent Equity Interests.

     STOCK PURCHASE AGREEMENT - see BACKGROUND.

     SUBORDINATED LENDERS shall mean Senior Subordinated Lender and Junior Subordinated Lenders.

     SUBORDINATED LOANS shall mean the Senior Subordinated Loan and the Junior Subordinated Loan.

     SUBORDINATED LOAN INSTRUMENTS shall mean the Senior Subordinated Loan Instruments and the Junior Subordinated Loan Instruments.

     SUBORDINATED NOTES shall mean the Senior Subordinated Note and the Junior Subordinated Notes.

     SUBORDINATION AGREEMENT shall mean a subordination agreement among Lender, Borrower, Parent, Manager and Subordinated Lenders, in form and substance satisfactory to Lender, as amended, modified or supplemented from time to time in accordance with the terms thereof.

     SUBSIDIARY shall mean a corporation of which the indicated Person and/or its other subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares as have at the time of any determination hereunder more than 50% of the ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such corporation).

     TERM LOAN - see SECTION 2.1.4.

     TERM LOAN COMMITMENT - see SECTION 2.1.4.

     TERM LOAN COMMITMENT REDUCTION AMOUNT - see SECTION 2.7(A).

     TERM LOAN COMMITMENT REDUCTION DATE shall mean each date indicated as such in SCHEDULE IA or, if such date is not a Business Day, the next succeeding Business Day.

     TERM LOAN TERMINATION DATE - see SECTION 2.1.4.

     TERM LOAN NOTE - see SECTION 3.3.

     TOTAL FIXED CHARGES shall mean, for any period, the sum of (a) all scheduled or accelerated payments of interest or principal on account of Indebtedness of Borrower, including any and all penalties, premiums, prepayment fees or the like thereon (including without limitation any Scheduled Reduction in the Revolving Loan Commitment or Scheduled Reduction in the Term Loan Commitment, whether or not such reduction gives rise to a payment of any Loans) with respect to such period PLUS (b) taxes paid or payable with respect to such period directly by Borrower to any governmental authority and, without double counting, the amounts paid or payable by Borrower to Parent to enable Parent to make such payments on behalf of Borrower, PLUS (c) to the extent not subtracted in determining Net Income and without double counting, all amounts paid by Borrower with respect to such period to purchase, redeem or otherwise acquire any Borrower Equity Interests PLUS (d) all scheduled payments of Preferred Dividends with respect to such period. Nothing contained herein shall be deemed to permit Borrower to take any action otherwise prohibited by this Agreement. For purposes of the foregoing, "scheduled payments" shall not include repayments of Loans (i) pursuant to clauses TENTH, ELEVENTH and TWELFTH of SECTION 7.3 or (ii) following any reductions or termination of the Commitments pursuant to SECTION 2.5, 2.6, or 2.7.

     TOTAL LIABILITIES at any date shall mean the sum of (a) the amount which, in conformity with GAAP, would be set forth opposite the caption "liabilities" (or any like caption) on a balance sheet of Borrower at such date PLUS (b) the aggregate amount of Contingent Obligations (excluding the Repurchase Obligations) of Borrower outstanding on such date (other than those which would constitute liabilities under CLAUSE (A) above).

     TOTAL WC EXPOSURE shall mean, at any time, the sum of (a) the LC Exposure, if any, at such time and (b) the then aggregate outstanding principal amount of all Working Capital Loans.

     UNAPPLIED INSURANCE OR CONDEMNATION PROCEEDS shall mean all casualty insurance or condemnation proceeds with respect to Borrower's Property which are not applied to the repair, restoration or rebuilding of the damaged, destroyed or condemned Property pursuant to the Collateral Documents.

     UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement. UNMATURED EVENT OF DEFAULT shall mean any event or condition which if it continues uncured will, with the lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     WELFARE PLAN shall mean any Employee Benefit Plan which is an "employee welfare benefit plan," as such term is defined in Section 3(1) of ERISA.

     WORKING CAPITAL shall mean, at any date, the excess of Current Assets over Current Liabilities as of such date.

     WORKING CAPITAL COMMITMENT - see SECTION 2.1.2.

     WORKING CAPITAL COMMITMENT EXTENSION REQUEST - see SECTION 2.2.

     WORKING CAPITAL LOAN and WORKING CAPITAL LOANS - see SECTION 2.1.2, including any Reimbursement Obligations which have been converted to Working Capital Loans.

     WORKING CAPITAL LOAN TERMINATION DATE - see SECTION 2.1.2.

     WORKING CAPITAL NOTE - see SECTION 3.2.

     SECTION 1.2 ACCOUNTING AND FINANCIAL DETERMINATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement or the Related Documents, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement or such Related Document, on a consolidated basis so as to include all Subsidiaries of Borrower in each such calculation and in accordance with GAAP; PROVIDED, HOWEVER, that if any change in generally accepted accounting principles from those applied in the preparation of the financial statements referred to in SECTION 10.3 hereof is occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), the initial announcement of which change is made after the Closing Date, results in a change in the method of calculation of financial covenants, standards or terms found in SECTIONS 1 or 11 hereof, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect such changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after such changes as if such changes had not been made; and PROVIDED, FURTHER, that until such time as the parties hereto agree upon such amendments, such financial covenants, standards and terms shall be construed and calculated as though such change had not taken place. When used herein, the term "financial statement" shall include the notes and schedules thereto, if any.

     SECTION 1.3 CROSS REFERENCES; HEADINGS. The words "hereof," "herein" and "hereunder" and words of a similar import when used in this Agreement or in any of the Related Documents shall refer to this Agreement or such Related Document as a whole and not to any particular provision of this Agreement or such Related Document. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement and the Related Documents are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Related Document or any provision hereof or thereof.

     SECTION 2 COMMITMENTS OF LENDER; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS; MAKING OF PAYMENTS; SETOFF

     SECTION 2.1 COMMITMENTS. Subject to the terms and conditions of this Agreement, Lender shall:

          2.1.1. REVOLVING LOAN COMMITMENT. Make loans to Borrower (herein collectively called the "Revolving Loans" and individually called a "Revolving Loan") on a revolving basis from time to time before April 1, 2000 (herein called the "Revolving Loan Termination Date") in such amounts as Borrower from time to time may request up to the amount set forth in
     SCHEDULE I (as reduced pursuant to this Agreement, including pursuant to SECTION 2.5) at such time.

          The foregoing commitment of Lender is herein called the "Revolving Loan Commitment."

          2.1.2. WORKING CAPITAL COMMITMENT. Make loans to Borrower (herein collectively called the "Working Capital Loans" and individually called a "Working Capital Loan") on a revolving basis from time to time before January 1, 1999 or such later date as may be established pursuant to SECTION 2.2 (herein called the "Working Capital Loan Termination Date") in such amounts as Borrower from time to time may request up to the then existing Maximum Amount of the Working Capital Commitment, PROVIDED, HOWEVER, that (a) Lender shall not be required to make any Working Capital Loan following the initial Working Capital Loan unless there shall be outstanding, at the time of such proposed Working Capital Loan, Revolving Loans in the full principal amount of the Revolving Loan Commitment then in effect; (b) Lender shall not be required to make any Working Capital Loan if, after giving effect to such Working Capital Loan, the aggregate principal amount of the outstanding Working Capital Loans would exceed the Maximum Amount of the Working Capital Commitment then in effect; and (c) the initial Working Capital Loan shall not exceed $2,500,000.
          The foregoing commitment of Lender is herein called the "Working Capital Commitment."

          2.1.3. LETTER OF CREDIT COMMITMENT. Issue to an Issuer guaranties, substantially in the form set forth in EXHIBIT A or otherwise in form and substance satisfactory to Lender (each herein, together with any extension or renewals thereof, or guaranties issued by Lender in substitution therefor from time to time, called an "LC Guaranty") of reimbursement obligations of Borrower arising under reimbursement agreements substantially in the form set forth in EXHIBIT B or such other form as is satisfactory to Lender (herein collectively called the "LC Reimbursement Agreements" and individually called an "LC Reimbursement Agreement"), in each case executed in connection with Permitted LCs; PROVIDED HOWEVER, that Lender shall not be required to issue any LC Guaranty if, after giving effect to such issuance, Total WC Exposure would exceed the Working Capital Commitment then in effect, and PROVIDED, FURTHER, that in no event shall the aggregate amount of reimbursement obligations of Borrower secured at any time pursuant to LC Guaranties exceed $1,000,000. All LC Guaranties shall expire on or before the Working Capital Loan Termination Date.

          The foregoing commitment of Lender is herein called the "Letter of Credit Commitment."

          2.1.4. TERM LOAN COMMITMENT. Make a term loan to Borrower on the Closing Date in the amount of $4,000,000 (herein called the "Term Loan") due and payable on or before January 1, 2001 (herein called the "Term Loan Termination Date") (as reduced pursuant to this Agreement, including pursuant to SECTION 2.7).

          The foregoing commitment of Lender is herein called the "Term Loan Commitment."

     The Revolving Loans, Term Loan and the Working Capital Loans are herein collectively called "Loans" and individually called a "Loan."

     SECTION 2.2 EXTENSION OF WORKING CAPITAL LOAN TERMINATION DATE. Borrower, pursuant to a Working Capital Commitment Extension Request substantially in the form set forth in EXHIBIT C (a "Working Capital Commitment Extension Request"), delivered to Lender not more than 120, nor less than 30, Business Days prior to the then scheduled Working Capital Loan Termination Date, may request Lender to extend all or part (as specified in such Working Capital Commitment Extension Request) of the Working Capital Commitment and the Letter of Credit Commitment for up to two additional one year periods, each expiring on the anniversary of the then scheduled Working Capital Loan Termination Date (or, if such date is not a Business Day, on the next succeeding Business Day). If no Event of Default or Unmatured Event of Default has occurred and is continuing on the then scheduled Working Capital Loan Termination Date, the Working Capital Loan Termination Date shall be extended for an additional one year period as so requested, but in no event beyond January 1, 2001.

     SECTION 2.3    LOAN REQUESTS.

          (a) With respect to borrowings comprised of Reference Rate Loans not exceeding an aggregate amount of $500,000 in a single day, Borrower shall give notice to Lender of each such proposed borrowing by 10:00 A.M., Chicago time on the day of, or within five (5) Business Days prior to, the proposed Funding Date of such borrowing. With respect to borrowings comprised of Reference Rate Loans in an aggregate amount in excess of $500,000 in a single day, Borrower shall give notice to Lender of each such proposed borrowing by 10:00 A.M., Chicago time no later than three (3) Business Days and no sooner than five (5) Business Days prior to, the proposed Funding Date of such borrowing. Each of the aforementioned notices may be oral and shall be confirmed in writing on or before the fifteenth Business Day of the first calendar month following the Funding Date of each such borrowing by delivery of a Borrowing Certificate to Lender. With respect to borrowings comprised of LIBOR Rate Loans, Borrower shall deliver to Lender written notice of each such proposed borrowing substantially in the form set forth on EXHIBIT D (each a "Notice of LIBOR Activity") by 10:00 A.M., Chicago time at least three (3) Business Days prior to, but in any event no more than five (5) Business Days prior to, the proposed Funding Date. Each oral or written notice, as the case may be, given pursuant to this SECTION 2.3(A) shall be irrevocable. Loans made on any Funding Date (x) in the case of Reference Rate Loans, shall be in an aggregate minimum amount of $45,000 and integral multiples of $5,000 in excess thereof and (y) in the case of LIBOR Rate Loans, shall be in an aggregate minimum amount of $1,000,000 and integral multiplies of $200,000 in excess thereof. Subject to receipt by Lender of the documents required under SECTION 12 with respect to such borrowing and the satisfaction of all other conditions precedent to such borrowing set forth in this Agreement, on the requested Funding Date Lender shall pay over such funds by wire transfer to the Master Account (except that, with respect to the initial Loans, disbursement shall be according to instructions to be agreed upon by Lender and Borrower on or prior to the Closing Date).

          (b) Lender shall not incur any liability to Borrower in acting upon any oral notice referred to above which Lender believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this SECTION 2.3 and, upon funding of any Loans by Lender in accordance with this Agreement pursuant to any such oral notice, Borrower shall have effected a Loan hereunder.

     SECTION 2.4 CERTAIN WAIVERS. Borrower waives presentment, demand for payment, notice of dishonor and protest, notice of the creation of any of the Liabilities and all other notices whatsoever to Borrower with respect to the Liabilities except notices required under SECTION 13.1.

     SECTION 2.5    REDUCTION OR TERMINATION OF THE REVOLVING LOAN COMMITMENT.

          (a)  On each Revolving Loan Commitment Reduction Date, the

     Revolving Loan Commitment in effect on such date shall be reduced by an amount equal to the sum of (i) the Revolving Loan Commitment Reduction Amount plus (ii) for the last day of any Fiscal Year of Borrower on which there is $1,000 or less in aggregate outstanding principal amount of all Working Capital Loans, an amount equal to the positive difference between
     (x) the Revolving Loan Commitment as adjusted pursuant to the foregoing clause (i) and (y) (A) the daily average of the outstanding principal amount of the Revolving Loans for a period of 30 days preceding such Revolving Loan Commitment Reduction Date rounded up to the nearest integral multiple of $50,000 PLUS (B) the amounts accrued by Borrower on its financial statements delivered to Lender pursuant to SECTION 11.1.4 hereof for those items listed on SCHEDULE XVII; PROVIDED, HOWEVER, that prior to the termination of the Revolving Loan Commitment, the Revolving Loan Commitment shall at no time be less than $1,000. For purposes of the foregoing, "Revolving Loan Commitment Reduction Amount" shall mean the amount indicated with respect to the relevant Revolving Loan Commitment Reduction Date in SCHEDULE I under the caption "Scheduled Reduction in Revolving Loan Commitment." Borrower shall not, in anticipation of any Revolving Loan Commitment Reduction Date, take any actions primarily intended to increase the amount specified in clause (y) above for such date. These actions could include, for example and not by way of limitation, prepayment or accelerated payment of Borrower's trade payables, other obligations or discretionary expenditures or making short term investments (whether with Revolving Loan proceeds or other available cash). Additionally, effective as of the date the amounts described in clauses
     (A), (B) and (C) below are required to be applied to the repayment of the Loans, the Revolving Loan Commitment shall be automatically and permanently reduced by the amount of all (A) Unapplied Insurance or Condemnation Proceeds, (B) Asset Sale Proceeds and (C) Equity Sale Proceeds.

          (b) In addition to the mandatory reductions of the Revolving Loan Commitment under CLAUSE (A) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of the Revolving Loan Commitment or terminate the Revolving Loan Commitment prior to the Revolving Loan Termination Date; PROVIDED, HOWEVER, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Working Capital Commitment and Letter of Credit Commitment shall have been terminated pursuant to SECTION 2.6 or otherwise and PROVIDED, FURTHER, that prior to the termination of the Revolving Loan Commitment, the Revolving Loan Commitment shall at no time be less than $1,000. Each such voluntary reduction of the Revolving Loan Commitment shall be in an aggregate amount of at least $100,000 and an integral multiple of $50,000. Borrower may terminate the Revolving Loan Commitment only upon payment in full of the Revolving Note and all amounts, if any, due pursuant to SECTION 2.10.

          (c) The amount of each reduction of the Revolving Loan Commitment pursuant to clauses (a) and (b) above (other than reductions pursuant to clause (a) (i) above) shall be subtracted (as an additional reduction of the Revolving Loan Commitment) from the "Amount of Revolving Loan Commitment" set forth in SCHEDULE I opposite each remaining period beginning with the period which includes the date of such reduction; and, upon Borrower's request, Lender shall deliver to Borrower a copy of
     SCHEDULE I setting forth such revisions, which revised SCHEDULE I shall become a part of this Agreement amending any and all previous versions of
     SCHEDULE I, PROVIDED, HOWEVER, that the
     failure of Lender to provide such SCHEDULE I shall not give rise to or result in any liability of Lender.

     SECTION 2.6 REDUCTION OR TERMINATION OF THE WORKING CAPITAL COMMITMENT AND LETTER OF CREDIT COMMITMENT.

          (a) On the Working Capital Commitment Termination Date, the Working Capital Commitment and the Letter of Credit Commitment in effect on such date shall be reduced to zero. Additionally, effective as of the date the amounts described in clauses (i), (ii) or (iii) below are required to be applied to the repayment of the Loans, the Working Capital Commitment shall be automatically and permanently reduced by the amount of all (i) Unapplied Insurance or Condemnation Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to SECTION 2.5(A)(A), (ii) Asset Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to SECTION 2.5(A)(B), and (iii) Equity Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to
     SECTION 2.5(A)(C).

          (b) In addition to the mandatory reduction of the Working Capital Commitment under CLAUSE (A) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of the Working Capital Commitment, any such reduction to be in an aggregate amount of at least $100,000 and an integral multiple of $50,000; PROVIDED, HOWEVER, that prior to the termination of the Working Capital Commitment, the Working Capital Commitment shall at no time be less than $1,000. Borrower may at any time when no LC Guaranty or Permitted LC is outstanding, on like notice prior to the Working Capital Loan Termination Date, terminate the Working Capital Commitment and the Letter of Credit Commitment upon payment in full of the Working Capital Note and full and final release and return of the LC Guaranties by the respective Issuers to Lender. (c) The amount of each reduction of the Maximum Amount of Working Capital Commitment pursuant to clauses (a) and (b) above shall be subtracted (as an additional permanent reduction of the Working Capital Commitment) from the Maximum Amount of the Working Capital Commitment then in effect and the reduced Maximum Amount of the Working Capital Commitment shall constitute the Maximum Amount of the Working Capital Commitment.

     SECTION 2.7    REDUCTION OR TERMINATION OF THE TERM LOAN COMMITMENT.

          (a) On each Term Loan Commitment Reduction Date, the Term Loan Commitment in effect on such date shall be reduced by an amount equal to the Term Loan Commitment Reduction Amount. For purposes of the foregoing, "Term Loan Commitment Reduction Amount" shall mean the amount indicated with respect to the relevant Term Loan Commitment Reduction Date in
     SCHEDULE IA under the caption "Scheduled Reduction in Term Loan Commitment." Additionally, effective as of the date the amounts described in clauses (A), (B) and (C) below are required to be applied to the repayment of the Loans, the Term Loan Commitment shall be automatically and permanently reduced by the amount of all (A) Unapplied Insurance or Condemnation Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to SECTION 2.5(A)(A) and the Working Capital Commitment pursuant to SECTION 2.6(A)(I), (B) Asset Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to
     SECTION 2.5(A)(B) and the Working Capital Commitment pursuant to SECTION 2.6(A)(II) and (C)

     Equity Sale Proceeds less the amount of any reduction in the Revolving Loan Commitment pursuant to SECTION 2.5(A)(C) and the Working Capital Commitment pursuant to SECTION 2.6(A)(III).

          (b) In addition to the mandatory reductions of the Term Loan Commitment under CLAUSE (A) above, Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to Lender permanently reduce the amount of the Term Loan Commitment or terminate the Term Loan Commitment prior to the Term Loan Termination Date; PROVIDED, HOWEVER, that no such notice may be given unless, prior to or contemporaneously with the effective date of such reduction or termination, the Revolving Loan Commitment, Working Capital Commitment and Letter of Credit Commitment shall have been terminated pursuant to SECTION 2.5 and
     2.6 or otherwise. Each such voluntary reduction of the Term Loan Commitment shall be in an aggregate amount of at least $100,000 and an integral multiple of $50,000. Borrower may terminate the Term Loan Commitment only upon payment in full of the Term Loan Note and all amounts, if any, due pursuant to SECTION 2.10.

          (c) The amount of each reduction of the Term Loan Commitment pursuant to clauses (a) and (b) above (other than reductions pursuant to clause (a)
     (i) above) shall be subtracted (as an additional reduction of the Term Loan Commitment) from the "Amount of Term Loan Commitment" set forth in SCHEDULE IA opposite each remaining period beginning with the period which includes the date of such reduction; and, upon Borrower's request, Lender shall deliver to Borrower a copy of SCHEDULE IA setting forth such revisions, which revised SCHEDULE IA shall become a part of this Agreement amending any and all previous versions of SCHEDULE IA; PROVIDED, HOWEVER, that the failure of Lender to provide such SCHEDULE IA shall not give rise to or result in any liability of Lender.

     SECTION 2.8    MANDATORY PREPAYMENTS.

          (a) Concurrently with each reduction (including any termination) of the Revolving Loan Commitment (whether pursuant to SECTION 2.5 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which the unpaid principal amount of the Revolving Loans (after giving effect to any repayments thereof pursuant to SECTION 7.3), exceeds the then reduced amount of the Revolving Loan Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and, with respect to reductions as a result of any prepayment described in
     SECTION 2.10, the Prepayment Fee required under such Section).

          (b) Concurrently with each reduction (including any termination) of the Working Capital Commitment (whether pursuant to SECTION 2.6 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which (i) the unpaid principal amount of the Working Capital Loans (after giving effect to any repayments thereof pursuant to SECTION 7.3) exceeds (ii) the then reduced amount of the Working Capital Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and, with respect to reduction as a result of any prepayment described in SECTION 2.10, the Prepayment Fee required under such Section).

          (c) Concurrently with each reduction (including any termination) of the Term Loan Commitment (whether pursuant to SECTION 2.7 or otherwise), Borrower shall make a mandatory prepayment of the amount, if any, by which the unpaid principal amount of the Term Loan (after giving effect to any repayments thereof pursuant to SECTION 7.3) exceeds the then reduced amount of the Term Loan Commitment (and each such payment shall be accompanied by accrued interest on such principal amount and, with respect to reductions as a result of any prepayment described in SECTION 2.10, the Prepayment Fee required under such Section).

          (d) If at any time Total WC Exposure shall exceed the Working Capital Commitment then in effect, Borrower shall make a mandatory prepayment of the Working Capital Loans (and each such prepayment shall be accompanied by accrued interest on such principal amount and/or cause a reduction in the Cap Amount then in effect (by the delivery of cash collateral to the applicable Issuer or otherwise) in the aggregate amount of such excess; PROVIDED, HOWEVER, that any such reduction in the Cap Amount shall not be deemed effective for the purposes hereof until the applicable Issuer shall have delivered to Lender a written acknowledgment thereof.

          (e) If at any time the making of a deemed Loan pursuant to the first sentence of SECTION 7.5(B) results in Loans or Reimbursement Obligations exceeding the related Commitment, then Borrower immediately shall make a mandatory prepayment thereof (and each such payment shall be accompanied by accrued interest on such principal amount).

          (f) Upon receipt by Borrower of any Unapplied Insurance or Condemnation Proceeds, Asset Sale Proceeds or by Borrower or Parent of any Equity Sale Proceeds, Borrower shall make a mandatory prepayment of the Loans in the amount thereof, each such prepayment to be applied in the order set forth in SECTION 7.3 (and each such payment shall be accompanied by accrued interest on such principal amount and any payment required under
     SECTION 2.10).

     SECTION 2.9 VOLUNTARY PREPAYMENTS. Borrower voluntarily from time to time may prepay the Loans in whole or in part, PROVIDED that:

          (a) any prepayment of the Term Loan may be made only if at the time of such prepayment the aggregate outstanding principal amount of all Revolving Loans and all Working Capital Loans is $1,000 or less and no Reimbursement Obligations are outstanding;

          (b) any prepayment of Revolving Loans may be made only if at the time of such prepayment the aggregate outstanding principal amount of all Working Capital Loans is $1,000 or less and no Reimbursement Obligations are outstanding;

          (c) except for prepayments pursuant to SECTION 7.3, Borrower shall give Lender not less than three (3) Business Days' prior notice of any prepayment, specifying the Loans to be prepaid, and the date and amount of such prepayment;

          (d) prior to the termination of the Working Capital Commitment, Borrower shall be entitled to prepay only so much of the Working Capital Loans as shall leave at all times outstanding a minimum principal amount of $1,000 in Working Capital Loans;

          (e) prior to the termination of the Revolving Loan Commitment, Borrower shall be entitled to prepay only so much of the Revolving Loans as shall leave at all times outstanding a minimum principal amount of $1,000 in Revolving Loans;

          (f) except for prepayments pursuant to SECTION 7.3, each partial prepayment of a Loan shall be in a principal amount of at least $100,000 and an integral multiple of $50,000; and

          (g) each such prepayment shall be accompanied by accrued interest on the principal amount prepaid.

     SECTION 2.10 PREPAYMENT FEE. Each prepayment of all or any portion of the outstanding principal balance of the Loans made from the proceeds of any refinancing of the Liabilities, from Asset Sale Proceeds, from Unapplied Insurance or Condemnation Proceeds, from Equity Sale Proceeds or from any other source of funds other than revenue derived in the ordinary course of Borrower's business operations shall be accompanied in each case by a prepayment fee ("Prepayment Fee") in an amount equal to:

          (a) if such prepayment is made at any time during the period from and including the Closing Date to and including the first anniversary of the Closing Date, three percent (3.0%) of such prepayment;

          (b) if such prepayment is made at any time during the period from and after the first anniversary of the Closing Date to and including the second anniversary of the Closing Date, two percent (2.0%) of such prepayment; and

          (c) if such prepayment is made at any time during the period from and after the second anniversary of the Closing Date to and including the third anniversary of the Closing Date, one percent (1.0%) of such prepayment.

     SECTION 2.11 MAKING OF PAYMENTS. All payments of principal of, or interest on, the Notes and of all fees and other Liabilities shall be made by Borrower to Lender in immediately available Dollars. All such payments shall be made to Lender's Account No. 2358874 at LaSalle National Bank, ABA #071000505 (or such other account as Lender may from time to time specify), not later than 11:30 A.M., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Lender on the next following Business Day. Anything in this Agreement to the contrary notwithstanding, under no circumstances shall receipt by Agent Bank of funds of Borrower constitute repayment of Loans or entitle Borrower to interest thereon.

     SECTION 2.12 DUE DATE EXTENSION. If any payment of principal or interest with respect to any of the Loans or Reimbursement Obligations falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue and be payable for the period of such extension.

     SECTION 2.13 SETOFF. Lender, Agent Bank (as agent of Lender) and any holder of a Note shall have all rights of set-off (up to the full amount of the Liabilities at the time of any such set-off) provided by applicable law, and in addition thereto, at any time (a) any payment or amount owing by Borrower under or in connection with this Agreement or the Related Documents is then due to Lender or any such holder of a Note or (b) any Event of Default exists, Lender (or Agent Bank as Lender's agent) and any such holder of a Note may apply to the payment of such payment or other amount any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with Lender (or Agent Bank as Lender's agent) or such holder of a Note.

     SECTION 2.14   CERTAIN MATTERS RELATING TO LC GUARANTIES.

          2.14.1. REIMBURSEMENT OBLIGATION. Notwithstanding any provision herein to the contrary, immediately upon any Issuer's presentation of any demand for payment under an LC Guaranty, Borrower shall be obligated to reimburse Lender for such demand, on the date on which Lender honors such demand, in immediately available funds equal to the amount of such honored demand (such obligations being referred to herein as "Reimbursement Obligations"). Lender shall use its best efforts to give notice to Borrower of the amount of such honored demand, PROVIDED that the failure to give such notice shall not relieve Borrower of its Reimbursement Obligation nor give rise to or result in any liability of Lender. If all or any part of such demand is not paid by Borrower when due, such unpaid amount shall bear interest for each day during the period from the day of such demand until it shall be paid in full at a rate equal to the Default Rate applicable to Working Capital Loans which are Reference Rate Loans. Pursuant to a written notice within five (5) Business Days prior to, or contemporaneously with, Borrower's incurrence of a Reimbursement Obligation, Borrower may request that such Reimbursement Obligation be converted into a Working Capital Loan. Such Reimbursement Obligation shall be so converted if, and only if, each of the following conditions shall have been satisfied within three (3) Business Days after the date the Reimbursement Obligation is incurred: (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing, (ii) after giving effect to such conversion, Total WC Exposure shall not exceed the Working Capital Commitment then in effect, (iii) all other conditions precedent to the making of a Working Capital Loan shall be satisfied, other than any requirement that the amount of such Loan shall be in a minimum amount of $100,000 or an integral multiple of $50,000, and
     (iv) an appropriate officer of Borrower shall have delivered a certificate confirming satisfaction of each of the conditions specified in CLAUSES (I),
     (II) and (III) above. Such conversion shall be effective on the date on which all of the conditions specified in the preceding sentence are satisfied, and thereafter each reference in this Agreement or any other Related Document to a Loan or Loans shall be deemed to include reference to such Reimbursement Obligations as so converted.

          2.14.2. REIMBURSEMENT OBLIGATIONS ABSOLUTE. The obligation of Borrower to reimburse Lender for demands made under the LC Guaranties shall be unconditional and irrevocable and shall be enforced strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following:

          (a) lack of validity or enforceability of the applicable LC Guaranty or Permitted LC;

          (b) the existence of any claim, set-off, defense or other right which Borrower may have at any time against an Issuer or Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower and the beneficiary under a Permitted LC);

          (c) any draft, demand, certificate or any other document presented under an LC Guaranty or Permitted LC proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (d) payment by Lender under the LC Guaranty against a demand which does not comply with the terms of the LC Guaranty, PROVIDED that such payment does not constitute gross negligence or willful misconduct of Lender;

          (e) any adverse change in the condition (financial or otherwise) of Borrower;

          (f) any breach of this Agreement by Borrower or Lender; or

          (g) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

          2.14.3. INDEMNIFICATION. In addition to amounts payable as elsewhere provided herein and to the provisions of SECTION 14.5 hereof, Borrower hereby agrees to indemnify, exonerate and hold Lender and each of its officers, directors, employees and agents free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including reasonable attorneys' fees and disbursements), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Person is a party to the action for which indemnification hereunder is sought) which Lender or its officers, directors, employees and agents incurs or is subject to as a consequence, directly or indirectly, of (i) the issuance of any LC Guaranty, other than as a result of the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction, or (ii) the failure of Lender to honor a demand under an LC Guaranty as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (herein all such acts or omissions being called "Governmental Acts"). All obligations under this
     SECTION 2.14.3 shall survive any termination of this Agreement.

          As among Borrower and Lender, Borrower assumes all risks of the acts and omissions of, or misuse of an LC Guaranty by, the applicable Issuer or any beneficiary of a Permitted LC. Without limiting the foregoing, Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of a LC Guaranty or Permitted LC, even if such document is proven to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a LC Guaranty or Permitted LC or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Permitted LC to comply fully with conditions required in order to draw thereupon, or the failure of an Issuer to comply fully with conditions required in order to demand under a LC Guaranty; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, facsimile, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Permitted LC or a demand under a LC Guaranty or of the proceeds of either thereof; (vii) the misapplication by an Issuer of the proceeds of any demand under a LC Guaranty; and (viii) any consequences arising from causes beyond the control of Lender, including, without limitation, any Governmental Acts. None of the above shall affect, impair or prevent the vesting of any of Lender's rights or powers hereunder.

          Without limiting the foregoing, any action taken or omitted by Lender under or in connection with a LC Guaranty shall not put Lender under any resulting liability to Borrower.

     SECTION 3      NOTES; RECORDKEEPING.

     SECTION 3.1 REVOLVING NOTE. The Revolving Loans shall be evidenced by a promissory note (herein, as from time to time supplemented, extended or replaced, called the "Revolving Note") substantially in the form set forth in EXHIBIT E, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the Revolving Loan Commitment.

     SECTION 3.2 WORKING CAPITAL NOTE. The Working Capital Loans shall be evidenced by a promissory note (herein, as such note may be from time to time supplemented, extended or replaced, called the "Working Capital Note") substantially in the form set forth in EXHIBIT F, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the Working Capital Commitment.

     SECTION 3.3 TERM LOAN NOTE. The Term Loan shall be evidenced by a promissory note (herein, as such note may be from time to time supplemented, extended or replaced, called the "Term Loan Note") substantially in the form set forth in EXHIBIT G, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the Term Loan Commitment.

     SECTION 3.4 RECORDKEEPING. Lender shall record in its records the date and amount of each Loan made hereunder, each repayment thereof, and the other information provided for herein. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the applicable Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Borrower hereunder or under the Notes to repay the principal amount of all Loans together with all interest accruing thereon.

     SECTION 4      INTEREST.

     SECTION 4.1    INTEREST RATES ON REVOLVING LOANS AND TERM LOAN. Subject to
SECTION 4.3, Borrower hereby promises to pay interest on the outstanding principal amount of each Revolving Loan and the Term Loan for the period commencing on the date of such Loan until such Loan is paid in full, at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower, at the time a borrowing is requested pursuant to SECTION 2.3(A) or at the time a Notice of LIBOR Activity is given pursuant to SECTION 4.4, as the case may be. If a Revolving Loan or Term Loan is outstanding with respect to which notice has not been given to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Revolving Loan or Term Loan shall be a Reference Rate Loan. Subject to SECTION 4.3, all Revolving Loans and the Term Loan shall bear interest as follows:

          (a) if a Reference Rate  Loan,  then  at the sum of the Reference

     Rate in effect from time to time, PLUS one and one-half percent (1.50%) per annum; or

          (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, PLUS three and three-quarters percent (3.75%) per annum.

     SECTION 4.2 INTEREST RATES ON WORKING CAPITAL LOANS. Subject to SECTION 4.3, Borrower hereby promises to pay interest on the outstanding principal amount of each Working Capital Loan for the period commencing on the date of such Working Capital Loan until such Working Capital Loan is paid in full, at a rate per annum determined by reference to the Reference Rate or the LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by Borrower, at the time a borrowing is requested pursuant to SECTION 2.3(A) or at the time a Notice of LIBOR Activity is given by Borrower pursuant to SECTION 4.4, as the case may be. If a Working Capital Loan is outstanding with respect to which notice has not been given to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then such Working Capital Loan shall be a Reference Rate Loan. Subject to SECTION 4.3, all Working Capital Loans shall bear interest as follows:

          (a) if a Reference Rate Loan, then at the sum of the Reference Rate in effect from time to time, PLUS one and one-quarter percent (1.25%) per annum; or

          (b) if a LIBOR Rate Loan, then at the sum of the LIBOR Rate for the applicable Interest Period, PLUS three and one-half percent (3.50%) per annum.

     SECTION 4.3    DEFAULT INTEREST.

          (a) Notwithstanding the respective rates of interest specified in SECTIONS 4.1 and 4.2, during any Default Interest Period the unpaid principal amount of all Loans shall bear interest at the applicable rate per annum set forth in SECTION 4.1 and 4.2, respectively, plus two percent (2%) per annum (each rate described in this clause (a) being herein called the "Default Rate").

          (b) For purposes of this SECTION 4.3, the term "Default Interest Period" shall mean a period of time (i) if an Event of Default under SECTIONS 13.1.1 or 13.1.5 occurs, commencing on the date on which such Event of Default occurs and ending on the date on which such Event of Default is waived, or (ii) if an Event of Default (other than under SECTION
     13.1.1 or 13.1.5) occurs, commencing on the date of written notice to Borrower from Lender of such occurrence and ending on the date such Event of Default is waived.

     SECTION 4.4    CONVERSION OR CONTINUATION.

          (a) Subject to the provisions of SECTION 4.5, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to $1,000,000 and integral multiples of $200,000 in excess of that amount from a Reference Rate Loan to a LIBOR Rate Loan; (ii) to convert all or any part of its outstanding Loans equal to $1,000,000 and integral multiples of $200,000 in excess of that amount from a LIBOR Rate Loan to a Reference Rate Loan on the expiration date of any Interest Period applicable thereto; or (iii) upon the expiration of the Interest Period with respect to any LIBOR Rate Loan, to continue all or any portion of such Loan equal to

     $1,000,000 and integral multiples of $200,000 in excess of that amount as a LIBOR Rate Loan, and the succeeding Interest Period(s) of such continued Loan shall commence on the expiration date of the Interest Period applicable thereto; PROVIDED, HOWEVER, that, notwithstanding the foregoing, no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Event of Default or Unmatured Event of Default has occurred and is continuing.

          (b) In the event Borrower shall elect to convert or continue a Loan under SECTION 4.4(A), Borrower shall deliver to Lender a Notice of LIBOR Activity by 10:00 A.M., Chicago time three (3) Business Days prior to, but in any event not more than five (5) Business Days prior to, the proposed conversion/continuation date. Upon conversion or continuation by Lender in accordance with this Agreement pursuant to any Notice of LIBOR Activity, Borrower shall have effected the conversion/continuation of Loans hereunder.

          (c) The officers and employees of Borrower authorized to request a Loan on behalf of Borrower shall also be authorized to request a conversion/continuation on behalf of Borrower. Lender shall not incur any liability to Borrower in acting upon any oral notice referred to above which Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or such other obligor or for otherwise acting in good faith under this SECTION 4.4.

          (d) Any Notice of LIBOR Activity for conversion to, or continuation of, a Loan (including any such oral notice) shall be irrevocable and Borrower shall be bound to convert or continue in accordance therewith.

     SECTION 4.5 SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Rate Loans as to the matters covered:

          (a) DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in SECTIONS 2.3 or 4.4(B), Borrower shall have the option, subject to the other provisions of this SECTION 4.5, to specify whether the Interest Period applicable to any requested LIBOR Rate Loan shall be a one-month, three-month or six-month period. The determination of Interest Periods shall be further subject to the following provisions:

               (i) In the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires.

               (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day.

               (iii) Borrower may not select an Interest Period for any Loan which terminates later than January 1, 2001 or for any Working Capital Loan which terminates later than the Working Capital Loan Termination Date then in effect.

               (iv) Borrower may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which Borrower could reasonably be expected to be required to make a mandatory payment or prepayment of that portion of principal (including, without limitation, as a result of any mandatory reduction in the Revolving Loan Commitment or Working Capital Commitment, respectively, pursuant to the terms of this Agreement).

               (v) Any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (ii) above) end on the first Business Day following the last day of such calendar month.

               (vi) There shall be no more than three (3) Interest Periods in effect at any one time.

          (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the first Business Day immediately preceding the first day of any Interest Period applicable to any LIBOR Rate Loans (the "LIBOR Interest Rate Determination Date"), Lender shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to such Loans for such Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower.

          (c) SUBSTITUTED RATE OF BORROWING. In the event that on any LIBOR Interest Rate Determination Date Lender shall have determined (which determination shall be presumptively correct and binding upon all parties) that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR Rate on a basis consistent with the essential intent of the parties hereto, then, and in any such event, the right of Borrower to select a LIBOR Rate Loan for such Loan or any subsequent Loan shall be suspended until Lender shall notify Borrower and Lender that the circumstances causing such suspension no longer exist, and such requested Loan shall be a Reference Rate Loan.

          (d) ILLEGALITY. Notwithstanding anything to the contrary contained in this Agreement, in the event that on any date Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans has become unlawful by compliance by Lender in good faith with any applicable law, treaty, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then Lender shall promptly give notice to Borrower of such determination. Subject to the prior withdrawal of a Notice of LIBOR Activity or prepayment of the LIBOR Rate Loans of Lender as contemplated by the following SECTION 4.5(E), the obligation of Lender to make or maintain its LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law, and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this SECTION 4.5(D) is made or, earlier, when required by law, repay the LIBOR Rate Loans of Lender, together with all interest accrued thereon.

          (e) OPTIONS OF BORROWER. In lieu of prepaying Lender as required by
     SECTION 4.5(D) above, Borrower may exercise either of the following options:

               (i) Upon written notice to Lender, Borrower may terminate the obligations of Lender to make or maintain Loans as, and to convert Loans into, LIBOR Rate Loans and in such event, Borrower shall, at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required), convert all of the LIBOR Rate Loans into Reference Rate Loans in the manner contemplated by SECTION 4.4 but without satisfying the advance notice requirements therein; or

               (ii) Borrower may, by giving notice (by telephone confirmed immediately by telecopy) to Lender require Lender to make the LIBOR Rate Loan then being requested as a Reference Rate Loan or to continue to maintain its outstanding Reference Rate Loan then the subject of a Notice of LIBOR Activity as a Reference Rate Loan or to convert its LIBOR Rate Loans then outstanding that are so affected into Reference Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required) in the manner contemplated by SECTION 4.4 but without satisfying the advance notice requirements therein.

          (f) COMPENSATION. In addition to (but without duplication of) such amounts as are required to be paid by the Borrower pursuant to this Agreement, including, without limitation, SECTIONS 4.1, 4.2, 8.1 and 8.2, Borrower shall compensate Lender, upon written request by Lender (which request shall set forth in reasonable detail the basis for requesting such amounts), for all losses, costs, expenses and liabilities, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain Lender's LIBOR Rate Loans to Borrower which Lender may sustain (i) if for any reason a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Notice of LIBOR Activity, including an oral request for borrowing or conversion/continuation, or if a successive Interest Period does not commence after notice therefor is given pursuant to SECTION 4.4(B), (ii) if any voluntary or mandatory prepayment of any LIBOR Rate Loan occurs for any reason on a date which is not the last day of an Interest Period, (iii) as a consequence of any required conversion of a LIBOR Rate Loan to a Reference Rate Loan as a result of any of the events indicated in SECTION 4.5(D), or (iv) as a consequence of any other default by Borrower to repay any LIBOR Rate Loan when required by the terms of this Agreement.

          (g) MANNER OF FUNDING OF LIBOR RATE LOANS. Lender shall be entitled to fund and maintain its funding of all or any part of any LIBOR Rate Loan requested by Borrower hereunder in any manner it sees fit, it being understood and agreed, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if Lender had actually funded and maintained each LIBOR Rate Loan during each Interest Period for such Loan through the purchase of deposits in the London interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

          (h) LIBOR RATE LOANS AFTER DEFAULT. Unless the Lender shall otherwise agree in writing, after the occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, Borrower may not elect to have a Loan be made or continued as, or converted to, a LIBOR Rate Loan after the expiration of any Interest Period then in effect for that Loan.

     SECTION 4.6 INTEREST PAYMENT DATES. Accrued interest on each Reference Rate Loan shall be payable in arrears on the first Business Day of each month, and at maturity, commencing with the first of such dates to occur after the date of the initial Loans. Accrued Interest on each LIBOR Rate Loan shall be payable in arrears on each LIBOR Interest Payment Date applicable to such Loan and, in any event, at maturity. After maturity (whether by acceleration or otherwise), accrued interest on all Loans shall be due and payable on demand. Accrued interest on Reimbursement Obligations shall be payable upon demand.

     SECTION 4.7 SETTING OF RATES. Interest rates hereunder shall be calculated from time to time by Lender and each such calculation of an interest rate shall be conclusive and binding on Borrower in the absence of demonstrable error.

     SECTION 4.8 COMPUTATION OF INTEREST. Interest on each Loan and Reimbursement Obligation shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment of the Loan or the expiration date of an Interest Period, as the case may be, shall be excluded; PROVIDED, HOWEVER, that if a Loan is repaid on the same day on which it is made, one day's interest shall in any event be paid on that Loan. The interest rate applicable to each Reference Rate Loan and Reimbursement Obligation shall change simultaneously with each change in the Reference Rate.

     SECTION 5      FEES.

     SECTION 5.1 REVOLVING LOAN NON-USE FEE. Borrower shall pay to Lender, on a quarterly basis, a non-use fee for the period from and including the date hereof to but excluding the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall be terminated pursuant to
SECTION 2.5 or 13.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (i) the daily average of the then applicable Revolving Loan Commitment for the quarter then ending over (ii) the daily average of the aggregate principal amount of outstanding Revolving Loans for the quarter then ending. Such nonuse fee shall be payable in arrears on the first day of each January, April, July and October (commencing on January 1, 1996) and on the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

     SECTION 5.2 WORKING CAPITAL LOAN NON-USE FEE. Borrower shall pay to Lender, on a quarterly basis, a non-use fee for the period from and including the date hereof to but excluding the Working Capital Loan Termination Date (or such earlier date on which the Working Capital Loan Commitment shall be terminated pursuant to SECTION 2.6 or 13.2 hereof) of one-half of one percent (0.50%) per annum on the excess of (i) the daily average of the then applicable Working Capital Commitment OVER (ii) for the quarter then ending (x) the daily average of the aggregate principal amount of outstanding Working Capital Loans PLUS (y) the daily average of the aggregate principal amount of the outstanding Reimbursement Obligations PLUS (z) (without double counting) the daily average of the LC Utilization (which shall be rebuttably presumed to equal at any time the excess of the Cap Amount at such time over the then aggregate outstanding principal amount of the Reimbursement Obligations), unless Lender has actually received certification from the applicable Issuer to the contrary. Such non-use fee shall be payable in arrears on the first day of each January, April, July and October (commencing on January 1, 1996) and on the Working Capital Loan Termination Date (or such earlier date on which the Working Capital Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

     SECTION 5.3 CLOSING FEE. On the date of the initial Loan, Borrower shall pay to Lender a non-refundable closing fee of $390,000.

     SECTION 5.4 COMPUTATION OF FEES. All fees shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     SECTION 5.5 LETTER OF CREDIT FEES. Borrower shall pay to Lender a fee for the period from and including the date hereof to but excluding the Working Capital Loan Termination Date (or such earlier date on which all of the LC Guaranties shall no longer be of any force or effect and the originals thereof are returned by the appropriate Issuer to Lender) of one and one-quarter percent (1.25%) per annum on the daily average of the aggregate Stated Amounts of outstanding Permitted LCs (the "LC Utilization"). Such fees shall be payable in arrears on the first day of each January, April, July and October (commencing on January 1, 1996) and on the date on which all of the LC Guaranties shall no longer be of any force or effect. The LC Utilization shall be rebuttably presumed to equal at any time the excess of the Cap Amount at such time over the then aggregate outstanding principal amount of Reimbursement Obligations, unless Lender has actually received certification from the applicable Issuer to the contrary. All LC Reimbursement Agreements shall require the applicable Issuer to provide certification of the daily LC Utilization, but in the event such Issuer fails to comply with such requirement, the preceding sentence shall apply.

     SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS.

     SECTION 6.1 ACCOUNT AGREEMENTS. Prior to the date of the initial Loan, Borrower, Agent Bank and such other Persons as are designated by Lender shall enter into a Bank Agency Agreement (herein, as the same may be amended, restated, modified or supplemented from time to time, called the "Bank Agency Agreement"). Pursuant to the Collateral Documents, including the Bank Agency Agreement, Borrower shall grant to Lender a continuing first priority lien upon, and security interest in, the Master Account and the Operating Account, each described below (collectively, the "Accounts"), all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited to or held in the Lockbox or the Accounts (whether for collection, provisionally or otherwise), and all other Property of Borrower from time to time in the possession or under the control of, or in transit to, Lender, Agent Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing. The Bank Agency Agreement shall specify that throughout the term of this Agreement, Agent Bank, to the extent any such Person is a party to the Bank Agency Agreement, (i) shall be pledgee-in-possession (for the benefit of Lender) of the Accounts described therein, all Cash Instruments of Borrower held by Agent Bank, and all such funds, items, instruments, investments, securities, other things of value, Property and proceeds, (ii) shall take such action as shall be specified in written notice from Lender to enable Lender to exercise its rights with respect to such lien and security interest, (iii) shall be entitled to exercise all and any rights which Lender may have under this Agreement and the Related Documents or applicable law with respect to the Accounts described therein and such other Property and (iv) shall provide Lender with copies of all statements relating to the Accounts provided by Agent Bank to Borrower. Notwithstanding any provision of this SECTION 6.1, Lender shall have no obligation to reconcile or verify, at any time or for any purpose, any balance in any Account or any other account maintained by Agent Bank as agent for Lender.

     SECTION 6.2  ACCOUNTS.

          (a) MASTER ACCOUNT AND LOCKBOX. Lender shall maintain at Agent Bank the account identified as the "Master Account" in the Bank Agency Agreement (herein called the "Master Account") and Borrower shall maintain a lockbox with the Agent Bank (herein called the "Lockbox"). The Master Account and the Lockbox shall be under the sole dominion and control of Lender, and Borrower shall not have any right of withdrawal therefrom.

          (b) OPERATING ACCOUNT. Borrower shall maintain the controlled disbursement operating account at Agent Bank described in the Bank Agency Agreement (such account being herein called the "Operating Account").

          (c) OTHER ACCOUNTS. Borrower shall not maintain any operating account (other than the Operating Account), and agrees that it will not maintain any bank investment or other account of any kind whatsoever with any other brokerage house or financial institution; PROVIDED, HOWEVER, that (i) so long as no Event of Default shall have occurred and be continuing, Borrower may maintain the petty cash and payroll accounts listed on SCHEDULE II hereto at the financial institutions indicated thereon, provided that the aggregate amount of funds on deposit in each such (A) petty cash account shall not exceed $10,000 and (B) payroll account shall not at any time exceed the sum of all accrued payroll and payroll taxes then payable by Borrower on account of payroll obligations payable from such account and
     (ii) until February 29, 1996 Borrower may maintain the checking accounts listed on SCHEDULE II hereto at the financial institutions indicated thereon provided that Borrower does not write any checks on such accounts from and after the Closing Date; and PROVIDED, FURTHER, that (i) Borrower shall have irrevocably instructed the relevant financial institution, at the request of Lender, to provide Lender with information concerning such accounts, (ii) such financial institution shall acknowledge such instructions in writing for the benefit of Lender, and (iii) at any time when an Event of Default has occurred and is continuing Borrower shall, at Lender's request, promptly cause each such financial institution to provide Lender with daily reports of the balance in each such account.

     SECTION 6.3 LIST OF ACCOUNTS AND ACCOUNT STATEMENTS. All Accounts of Borrower and all payroll and petty cash accounts of Borrower are described on
SCHEDULE II. In the event Borrower opens any new accounts or closes any account in accordance with the terms of this Agreement, Borrower shall deliver to Lender a revised version of SCHEDULE II showing any changes thereto within three (3) Business Days of any such change. Borrower shall instruct all banks listed on
SCHEDULE II to provide Lender with copies of all statements issued by such banks with respect to the accounts described on SCHEDULE II.

     SECTION 7   PROCEEDS OF COLLATERAL;  APPLICATION OF FUNDS; DEEMED LOANS.

     SECTION 7.1 PROCEEDS OF COLLATERAL; NOTICES TO ACCOUNT DEBTORS; LOCKBOX. Borrower shall direct all Account Debtors to pay all Accounts Receivable and other proceeds of Collateral directly to the Lockbox for application to the Master Account. In addition, Borrower shall take all such actions as Lender in good faith deems necessary or appropriate to ensure that at all times on and after the date hereof all proceeds of Collateral (including, without limitation, all Cash Instruments) are sent directly to the Lockbox. If, notwithstanding the actions provided for in the preceding sentences of this SECTION 7.1, Borrower shall receive, or any financial institution shall receive for the account of Borrower, any Cash Instruments, Borrower shall, or shall cause such financial institution to, transmit in the form received, before the close of business on the next succeeding Business Day, all such Cash Instruments (properly endorsed, where required, so that all items delivered may be collected by Agent Bank) to Agent Bank for deposit in the Master Account. Borrower shall not, nor shall Borrower permit or cause any such financial institution to, commingle any Cash Instrument so received except in the Master Account, and Borrower shall hold separate and apart from all other Property, all such Cash Instruments in express trust for the benefit of Lender until delivery thereof is made to Agent Bank. Pursuant to, and subject to the terms and conditions of, the Bank Agency Agreement, items deposited in the Lockbox shall be credited to the Master Account.

     SECTION 7.2 APPLICATION OF FUNDS AVAILABLE FOR OPERATING EXPENSES. At the opening of business on each Business Day, Agent Bank shall calculate the amount of collected funds on deposit in the Master Account (herein, with respect to the Master Account for any day, called the "Collected Balances" for such day). Promptly upon such calculation (and in any event prior to 10:00 A.M. Chicago time on such day), if no Event of Default shall have occurred and be continuing and to the extent of Collected Balances available to do so, Agent Bank shall transfer from the Master Account to the Operating Account such amounts as shall permit all checks drawn on such Operating Account presented for payment at Agent Bank as of the preceding Business Day and, provided Borrower has given Lender notice of the amount of such wire transfers by 10:00 A.M. Chicago time no later than 1 Business Day and no sooner than 5 Business Days prior to the date of such wire transfers, all wire transfers authorized on such date for payments permitted hereunder, to be honored and leaving a zero balance in the Operating Account after payment and transfer of such items from the Operating Account.

     SECTION 7.3 APPLICATION OF FUNDS AVAILABLE FOR LOAN REPAYMENTS. Promptly after any disbursements pursuant to SECTION 7.2 are made, Agent Bank promptly shall transfer to Lender in integral multiples of $5,000 the remaining Collected Balances but leaving a balance of at least $50,000 but not more than $55,000 in the Master Account. Any amounts received by Lender pursuant to this SECTION 7.3 shall be applied to the outstanding obligations of Borrower in the following order of priority: FIRST, to interest then accrued on the Reimbursement Obligations; SECOND, to interest then due and payable on the Working Capital Loans; THIRD, to interest then due and payable on the Revolving Loans; FOURTH, to interest then due and payable on the Term Loan, FIFTH to principal of the Reimbursement Obligations; SIXTH, to principal of the Working Capital Loans then due and payable; SEVENTH, to principal of the Revolving Loans then due and payable; EIGHTH, to principal of the Term Loan then due and payable; NINTH to any fees hereunder then due and payable, in such order as Lender may elect; TENTH, to the unpaid principal amount of the Working Capital Loans not otherwise due and payable at such time (PROVIDED, HOWEVER, that prior to the termination of the Working Capital Commitment, the unpaid principal amount of the Working Capital Loans shall never be less than $1,000);

ELEVENTH, to the unpaid principal amount of the Revolving Loans not otherwise due and payable at such time (PROVIDED, HOWEVER, that prior to the termination of the Revolving Loan Commitment, the unpaid principal amount of the Revolving Loans shall never be less than $1,000); TWELFTH, to the unpaid principal amount of the Term Loan not otherwise due and payable at such time; THIRTEENTH to the payment of any other Liabilities then due and payable to Lender; and FOURTEENTH, any remainder shall be retained in the Master Account.

     SECTION 7.4 APPLICATION UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, and notwithstanding the foregoing SECTION 7.3, at the request of Lender Agent Bank from time to time shall transfer all Collected Balances in the Master Account to Lender for application to the Liabilities in such order as Lender, in its sole discretion, shall elect. Agent Bank shall be entitled to rely on a written statement of Lender to the effect that an Event of Default has occurred and is continuing.

     SECTION 7.5 DEEMED LOANS.

          (a) Notwithstanding any provision contained herein to the contrary, if at any time or from time to time the balance in the Master Account is less than $10,000, Borrower shall, if Lender so elects, be deemed to have given the notice required by SECTION 2.3 (and to have made all of the representations set forth in a Borrowing Certificate) of a proposed borrowing equal to the lesser of (i) the amount (which shall be $5,000 or an integral multiple thereof) necessary to increase such balance to at least $50,000, but not more than $55,000 and (ii) the remaining availability under the Commitments, and, in the event of such election, Lender shall lend to Borrower such amount, the proceeds of which shall be deposited by Lender in the Master Account. Such Loan shall be a Revolving Loan bearing interest at the rate described in SECTION 4.1(A) to the extent of unused availability of the Revolving Loan Commitment and, if the availability under the Revolving Loan Commitment is not sufficient to make such Loan in its full principal amount, it shall be, to the extent of such insufficiency, a Working Capital Loan bearing interest at the rate described in SECTION 4.2(A) to the extent of availability of the Working Capital Commitment.

          (b) Notwithstanding any provision contained herein to the contrary, and in addition to, and not in limitation of, any of the other rights or remedies of Lender set forth herein, including, without limitation, pursuant to SECTION 7.4, at the sole option of Lender, in order to facilitate timely payment hereunder of all Liabilities in respect of (i) payments of principal and interest due on any Loans or Reimbursement Obligations , (ii) payments of cash, fees and expenses due and payable by Borrower to Lender hereunder or under any of the Related Documents and
     (iii) payments by Lender of any amount due and payable under the Bank Agency Agreement or any other agreement entered into by Lender and Agent Bank in connection with this Agreement (including, without limitation, any amount resulting from the return, dishonor or other non-payment of items deposited with Agent Bank by or on behalf of Borrower), then, whether or not there is availability under any Commitment, Borrower shall be deemed automatically to have made a request for, and upon such payment Lender shall be deemed to have made, a Revolving Loan or a Working Capital Loan (or any combination thereof, as determined by Lender in its sole and absolute discretion) in the full amount of such payment. Lender shall use its best efforts to give reasonable prior notice to Borrower of the making of such Loan, PROVIDED that the failure to give such notice shall not affect the obligations of Borrower with respect to such Loan nor give rise to or result in any liability of Lender. Borrower acknowledges that such Loan may cause Borrower to have exceeded a Commitment, in which event Borrower shall be obligated to immediately make a prepayment pursuant to SECTION 2.8(D).

     SECTION 8    INCREASED COSTS AND OTHER SPECIAL PROVISIONS.

     SECTION 8.1 INCREASED COSTS. If, after the date hereof, the adoption of any applicable law, rule or regulation generally applicable to a financial institution in the business of making and holding commercial loans, or any change therein, or any change in the interpretation or administration thereof by any governmental authority or agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority or agency, shall subject Lender to any tax, duty or other charge or capital adequacy requirement with respect to, or shall otherwise increase the effective cost of, the Loans, the Reimbursement Obligations, the LC Guaranties or Lender's obligation to make, issue or maintain the Loans, the Reimbursement Obligations or the LC Guaranties, or shall change the basis of taxation of payments to Lender of the principal of or interest on the Loans, the Reimbursement Obligations or any other amounts due under this Agreement in respect of the Loans, the Reimbursement Obligations or the LC Guaranties, or Lender's obligation to make, issue or maintain the Loans, the Reimbursement Obligations or the LC Guaranties (except for changes in the rate of tax on the overall net income of Lender), or shall impose on Lender any other condition affecting the Loans, the Reimbursement Obligations or the LC Guaranties or Lender's obligation to make the Loans or the Reimbursement Obligations or maintain the LC Guaranties, and the result of any of the foregoing is to increase the cost to Lender of making, issuing or maintaining the Loans, or to reduce the amount of any rate of return or any sum received or receivable by Lender under this Agreement or under the Notes with respect thereto, then upon written notice of such occurrence to Borrower by Lender (which notice shall contain a statement setting forth a description of such occurrence), Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or such reduction.

     SECTION 8.2 FUNDING LOSSES. Borrower agrees that if Lender receives a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement and Borrower fails to borrow or repay strictly in accordance therewith, then, upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) Borrower will indemnify Lender against any net loss or expense which Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of funds acquired by Lender to fund or maintain Loans), as reasonably determined by Lender, as a result of any failure of Borrower to borrow or repay any Loan on a date specified therefor in a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement. For this purpose, all notices to Lender pursuant to this Agreement shall be deemed to be irrevocable.

     SECTION 8.3 CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS. In making the determinations contemplated by this SECTION 8, Lender may make such reasonable estimates, assumptions, allocations and the like that Lender in good faith determines to be appropriate; and, subject to the foregoing clause, determinations and statements of Lender pursuant to this SECTION 8 shall be conclusive absent demonstrable error. The provisions of this SECTION 8 shall survive termination of this Agreement.

     SECTION 8.4 DISCRETION OF LENDER AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit.

     SECTION 9  COLLATERAL SECURITY

     SECTION 9.1 BORROWER. Concurrently with or prior to the making of the initial Loan, Borrower shall execute and deliver to Lender the following:

          9.1.1. PERSONAL PROPERTY. A Security Agreement in form and substance satisfactory to Lender (herein, as the same may be amended, restated, modified or supplemented from time to time, called the "Security Agreement") and an Aircraft Mortgage and Security Agreement in form and substance satisfactory to Lender (herein, as the same may be amended, restated, modified or supplemented from time to time, called the "Aircraft Security Agreement").

          9.1.2. REAL ESTATE. Leasehold mortgages or assignments of leases covering all real estate leased by Borrower, in form and substance reasonably satisfactory to Lender (herein, as the same may be amended, restated, modified or supplemented from time to time with Lender's prior written consent, collectively called the "Leasehold Mortgages" and individually called a "Leasehold Mortgage"), and fee mortgages, deeds to secure debt or deeds of trust covering all real estate owned by Borrower, in form and substance satisfactory to Lender (herein, as the same may be amended, restated, modified or supplemented from time to time with Lender's prior written consent, collectively called the "Mortgages" and individually called a "Mortgage").

          9.1.3. PLEDGE AGREEMENT. A Pledge Agreement from Parent to Lender covering all of the Borrower Equity Interests, in form and substance satisfactory to Lender (herein, as the same may be amended, restated, modified or supplemented from time to time, called the "Pledge Agreement").

     SECTION 9.2 CHANGE OF LOCATION OR NAME. So long as any of the Liabilities shall remain outstanding or Lender shall continue to have any Commitment, Borrower shall not change (a) the location of its principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs, or (b) its name or the name under or by which it conducts its business, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action required or desirable to maintain and preserve the first perfected Lien in favor of Lender on all property thereof free and clear of any Lien whatsoever except for Permitted Liens; PROVIDED, HOWEVER, that notwithstanding the foregoing, Borrower shall not change its principal place of business, chief executive office, major executive office, chief place of business or the location of its records concerning its business and financial affairs to any place outside the contiguous continental United States of America.

     SECTION 9.3 DELIVERIES; FURTHER ASSURANCES. Borrower agrees that it will, at its sole expense, (a) without any request by Lender, immediately deliver or cause to be delivered to Lender, in due form for transfer (I.E., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all securities, chattel paper, instruments and documents, if any, at any time representing all or any of the Collateral, (b) upon request of Lender furnish or cause to be furnished to Lender such surveys, mortgagee title commitments or policies, appraisals (provided an Event of Default has occurred and is continuing), opinions of counsel and other documents as Lender may specify, (c) without request by Lender, cause the Lien granted to Lender hereunder and under the Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Lender each such certificate of title, and (d) execute and deliver, or cause to be executed and delivered, to Lender in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Lender) such assignments (including, without limitation, assignments of life insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other instruments and documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain to the satisfaction of Lender a valid perfected Lien in all assets of Borrower now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.

     SECTION 9.4 SUBSEQUENTLY ACQUIRED PROPERTY. As further security for the payment, performance and observance of the Liabilities, so long as any of the Liabilities shall remain outstanding or Lender shall continue to have any Commitment, Borrower shall:

          (a) acquire and maintain its respective properties in a manner which will enable Borrower to allow such property to become subject to the Liens of the Collateral Documents;

          (b) obtain and maintain the consent or approval of any Person whose consent or approval is required to the granting of a Lien on any such property to Lender, including a consent to each Leasehold Mortgage in form and substance satisfactory to Lender from the landlord under each lease of real property under which Borrower is the lessee;

          (c) execute and deliver from time to time within ten (10) days after the purchase or acquisition by Borrower of any real property or leasehold interest in real property or of property subject to a titling statute or of any other personal property, asset or other right with a fair market value in excess of $25,000, additional Collateral Assignment of Lease or Mortgages and such amendments and supplements to the Collateral Documents in form and substance satisfactory to Lender, and in such number of counterparts as Lender may require, by which such Person shall pledge, mortgage and grant a perfected Lien on such property, asset or right to Lender;

          (d) execute and deliver to Lender, in form and substance satisfactory to Lender and in such number of counterparts as Lender may require, (i) an assignment of such Person's rights under any contract to construct any property with a fair market value in excess of $25,000 promptly upon entering into such contract, and (ii) such other agreements and instruments (including, without limitation, acknowledgements by other contract parties) as may be necessary to grant a Lien on such Person's rights and interests under such contract and each such property, whether under construction or otherwise, to Lender; and

          (e) execute and deliver to Lender, in form and substance satisfactory to Lender and in such number of counterparts as Lender may require, assignments of such Person's rights under each lease to which such Person is a party as landlord or sublandlord, promptly upon entering into such lease, to Lender.

     SECTION 9.5 ASSET SALES AND EQUITY SALES. The parties hereto intend the assets of Borrower shall be subjected to Liens in favor of Lender, to secure the Liabilities (except that the Mortgages and the leasehold mortgages filed in the State of Georgia are intended to secure the Liabilities arising in connection with the Term Loan only). Accordingly, Borrower shall not consummate any Asset Sales or Equity Sales without the prior written consent of Lender, which consent may be given or withheld in the sole and absolute discretion of Lender with respect to Asset Sales and shall not be unreasonably withheld with respect to Equity Sales, and may be based, without limitation, on Lender's evaluation of the adequacy of the consideration proposed to be received by Borrower or Parent in connection with any such disposition and the effect of such disposition on Borrower's net worth, and on Net Income, Net Cash Generated, interest coverage ratios or other financial criteria. Without limiting the generality of the foregoing, and without limiting the right of Lender to require any other application of proceeds or modification of this Agreement and the Related Documents, or any greater payment of Loans, Reimbursement Obligations or reduction of Commitments, it is the present anticipation of the parties that all Asset Sale Proceeds and Equity Sale Proceeds will be applied as a mandatory prepayment of the Loans pursuant to SECTION 2.8 and that the Commitments shall be automatically and permanently reduced in the amount of such prepayments to the extent provided in SECTION 2.5, SECTION 2.6 and SECTION 2.7.

     SECTION 10 REPRESENTATIONS AND WARRANTIES.

     To induce Lender to enter into this Agreement and to make Loans and other financial accommodations hereunder, Borrower represents and warrants to Lender that:

     SECTION 10.1   DUE  ORGANIZATION,   AUTHORIZATION.    Borrower   is  a
corporation duly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or the failure so to qualify would have a reasonable probability of having a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in
Part 1 of SCHEDULE VII). The execution, delivery and performance by Borrower of this Agreement and the Related Documents to which Borrower is a party, and the consummation of the Related Transactions, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental and other consents and approvals (if any shall be required), and do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon any of them. This Agreement and each of the Related Documents to which Borrower is a party are (or when executed and delivered will be) the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as limited by general principles of equity and applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights.

     SECTION 10.2 CERTAIN AGREEMENTS. Borrower has furnished or caused to be furnished to Lender true, correct and complete copies of each of the Related Documents, the Lamar Merger Instruments, the Acquisition Instruments, the Merger Instruments, the Selling Shareholders Instruments, the Management Agreement and the Subordinated Loan Instruments (including all schedules and written disclosures in connection therewith). At the time of the initial Loan which shall be made immediately following the Merger, all warranties of Borrower set forth in this Agreement and the Related Documents and all warranties of Borrower and to Borrower's knowledge, all warranties of the other parties thereto, set forth in the Lamar Merger Instruments, the Acquisition Instruments, the Merger Instruments and the Subordinated Loan Instruments are true and correct in all material respects without any waiver or modification thereof and no default of any party exists thereunder.

     SECTION 10.3 FINANCIAL INFORMATION; FINANCIAL CONDITION. Except as set forth in SCHEDULE XI, all balance sheets, all statements of operations, of shareholders' equity and of changes in financial position, and other financial data (other than projections) which have been or shall hereafter be furnished to Lender for the purposes of or in connection with this Agreement, the Related Documents or the Related Transactions (including the financial information referred to below, except for the projections referred to in CLAUSE (D) below) have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, provided that the foregoing representation with respect to such financial data of GMH is made by the Borrower to its best knowledge. All projections (including, without limitation, the projections described in CLAUSE (D) below) which have been or shall be furnished to Lender for purposes of or in connection with this Agreement, the Related Documents or the Related Transactions have represented and will represent at the time made management's best estimates of future performance, based upon historical financial information and reasonable assumptions of management. Such financial data include, without limitation, the following financial statements and reports which have been furnished to Lender prior to the date hereof:

          (a) the audited consolidated balance sheet of GMH as of December 31, 1994 and the related statements of earnings, stockholders' equity and changes in financial position for the year ending on such date;

          (b) the audited balance sheet and unaudited statements of earnings, stockholders' equity and cash flow statement of GMH, certified by the president of Borrower, for the ten month period ending October 31, 1995 and for the month of October 1995;

          (c) pro forma balance sheet of Borrower as of the Closing Date after giving effect to all Related Transactions;

          (d) cash flow projections for Borrower for the Fiscal Years 1996 through 2000 after giving effect to all Related Transactions; and

          (e) projected balance sheets, and statements of earnings, stockholders' equity and changes in financial position for Borrower for each month in Fiscal Year 1995 and each month or quarter in Fiscal Year 1996 after giving effect to all Related Transactions.

To Borrower's best knowledge after due inquiry, except as set forth on SCHEDULE XIV there has been, and on the date of the initial Loan there will have been, no material adverse change since December 31, 1994 in the financial condition, operations, assets, business or prospects of GMH and Lamar other than as a result of the Related Transactions, from that reflected in the financial information referred to in CLAUSES (A) and (B).

     On the Closing Date and after giving effect to the Related Transactions,
(i) the assets of Borrower, including Intangible Assets, at a fair valuation, will exceed its liabilities, including contingent liabilities, but excluding Repurchase Obligations, (ii) the capital of Borrower will not be unreasonably small to conduct its business and (iii) Borrower has not incurred debts, or intends to incur debts, beyond its ability to pay such debts as they mature. For purposes of this SECTION 10.3, "debt" means any liability on a claim, and "claim" means a (x) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     SECTION 10.4 LITIGATION AND CONTINGENT OBLIGATIONS. Except as set forth (including estimates of the dollar amounts involved) in SCHEDULE III hereto and except for claims as to which the insurer has admitted coverage in writing and which are fully covered by insurance, no claims, litigation (including, without limitation, derivative actions and litigation with respect to any Employee Benefit Plan), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of Borrower's knowledge, threatened against Borrower, or to Borrower's best knowledge, GMH or Lamar or any Employee Benefit Plan fiduciaries or other Employee Benefit Plan service providers which would, if adversely determined, have a reasonable probability of having a Material Adverse Effect. Other than any liability incident to such claims, litigation or proceedings, Borrower has no material Contingent Obligations not provided for or referred to in the financial statements delivered under SECTION 10.3(A) OR (B) or in SCHEDULE X hereto.

     SECTION 10.5   LIENS.   At all times on and after the making of the initial
Loan, none of the assets of Borrower will be subject to any Lien, except for Permitted Liens which (except for Permitted Prior Liens) are junior to the Lien of the Collateral Documents. Except as described in Part 1 of SCHEDULE X and except for Permitted Prior Liens, Lender will obtain, as security for the Liabilities, (a) a legally valid and binding first Lien on all real property and interests in real property described in the Mortgages and the Leasehold Mortgages, and (b) a first perfected Lien on all other property described in the Collateral Documents as being pledged, assigned or granted thereby. The legal descriptions attached to the Mortgages, together with the descriptions of other property described in the Collateral Documents, correctly describe all property used in the business or operations of Borrower in a manner sufficient to create an enforceable Lien on or security interest in such property.

     SECTION 10.6 ABSENCE OF DEFAULT. Borrower is not in material default under any contract or contracts (a) to which it is a party or by which it is bound, and (b)(i) pursuant to which Borrower provides goods or services to a customer which contributed more than $100,000 of gross revenue during the prior Fiscal Year of Borrower or which is reasonably expected to contribute more than $100,000 of gross revenue during the current Fiscal Year of Borrower, or (ii) pursuant to which Borrower incurs Lease Obligations in excess of $100,000 during any Fiscal Year, or (iii) which cannot be replaced without material expense, delay or interruption of business (including, without limitation, any Material Intellectual Property Right).


     SECTION 10.7   EMPLOYEE BENEFIT PLANS.

          (a) Neither Borrower nor any member of its Controlled Group have incurred any liability with respect to any Pension Plan or Multiemployer Plan other than to pay premiums to the PBGC and make contributions to any such Pension Plan (provided that any such contributions and premiums which have been due have been paid).

          (b) With respect to each Pension Plan, full and timely payment has been made of all amounts required under Code Section 412, Section 302 of ERISA and under the terms of each such plan; no event or condition has occurred which has or could reasonably be expected to result in the imposition of a lien or an accumulated funding deficiency (whether or not waived) under Code Section 412 or Section 302 of ERISA; and no security has been posted or is required to be posted under Section 401(a)(29) of the Code or Section 307 of ERISA.

          (c) No steps have been taken to terminate any Pension Plan or to withdraw from any Multiemployer Plan.

          (d)  No Reportable Event has occurred with respect to any Pension
     Plan.

          (e) Neither Borrower nor any member of its Controlled Group has any material contingent liability with respect to any post-retirement benefits under a Welfare Plan (other than liability for health care continuation coverage in compliance with the requirements of Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code).

          (f) Each Employee Benefit Plan (i) complies in form with any requirements of ERISA and has been operated and administered in a manner so as not to result in any liability to Borrower or any member of its Controlled Group for failure to comply with ERISA, (ii) if intended to qualify under the Code, is in form and has been administered in a manner so as not to result in any liability to Borrower or any member of its Controlled Group for failure to comply with the applicable provisions thereof, and (iii) has no other conditions existing or events or transactions which have occurred with respect to such plan which could reasonably be expected to result in the incurrence by Borrower or any member of the Controlled Group of any liability, except as may (x) be funded or adequately reserved on the balance sheet of Borrower or one of its Controlled Group members, or (y) not result in the incurrence of any liability by Borrower or any member of its Controlled Group in excess of $100,000 (in the aggregate).

          (g) Borrower is not an Employee Benefit Plan, Borrower's assets do not constitute assets of an Employee Benefit Plan and the execution, performance and delivery of this Agreement or the execution of any Related Transactions will not involve any prohibited transaction, as defined in
     Section 406 of ERISA or Section 4975 of the Code, for which an exemption is unavailable.

     SECTION 10.8 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 10.9 REGULATIONS G, U AND X. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System). Neither Borrower nor any of its Affiliates or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the Notes, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulation G, U or X of the Board of Governors of the Federal Reserve System.

     SECTION 10.10 PROCEEDS. The proceeds of the initial Revolving Loans, Working Capital Loans, Subordinated Loans and Initial Equity Contribution will be used for (a) the payment in full of the obligations of Borrower pursuant to the Acquisition and the Merger, (b) the payment of the costs, expenses, fees and taxes incurred by Borrower and Parent in connection therewith, including, without limitation, costs, expenses, fees and taxes incurred pursuant to SECTION 14.4, (c) the payment in full of the Indebtedness to be Refinanced and (d) working capital purposes. The proceeds of subsequent Loans will be used for working capital purposes, to pay for capital improvements, and for other purposes permitted hereunder.

     SECTION 10.11 LAMAR MERGER INSTRUMENTS, ACQUISITION INSTRUMENTS AND MERGER INSTRUMENTS. At the time of the making of the initial Loan: (a) the Acquisition will have been consummated in accordance with the Acquisition Instruments; (b) all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Acquisition will have been obtained, given, filed or taken and shall be in full force and effect, and all required waiting periods will have elapsed, except as set forth on SCHEDULE XV with respect to which the failure to obtain, give, file or take the same or wait for the required period would not have a Material Adverse Effect; (c) all actions pursuant to the Acquisition Instruments or in furtherance of the Acquisition, will have been taken in compliance with all Requirements of Law, (d) the Lamar Merger and Merger will have been consummated in accordance with the Lamar Merger Instruments and Merger Instruments, respectively; (e) all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Lamar Merger and Merger will have been obtained, given, filed or taken and shall be in full force and effect, and all required waiting periods will have elapsed, except as set forth on SCHEDULE XV with respect to which the failure to obtain, give, file or take the same or wait for the required period would not have a Material Adverse Effect; and (f) all actions pursuant to the Lamar Merger Instruments and Merger Instruments or in furtherance of the Lamar Merger and Merger, will have been taken in compliance with all Requirements of Law.

     SECTION 10.12 INSURANCE. SCHEDULE IV hereto sets forth a true and correct summary of all insurance carried by Borrower. Borrower is adequately insured for its benefit under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation has been received by Borrower with respect to any of such insurance policies. Borrower is in compliance with all conditions contained in such insurance policies.

     SECTION 10.13  MATERIAL  DISRUPTIONS.   Neither the business nor the
properties of Borrower is affected, or anticipated to be affected, by any existing event of Force Majeure or other existing casualty which has a reasonable probability of having a Material Adverse Effect.

     SECTION 10.14 PATENTS, TRADEMARKS Borrower owns and possesses, or is licensed under valid and enforceable license agreements, all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, trade secrets, mask works and copyrights as are necessary for the conduct of its businesses as now conducted or presently proposed to be conducted without any infringement upon rights of others which has a reasonable probability of having a Material Adverse Effect, and, except as set forth in Part 1 of SCHEDULE V, there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right, trade secret, mask work or copyright the loss of which has a reasonable probability of having a Material Adverse Effect (any such item, whether or not set forth on SCHEDULE V, being herein called a "Material Intellectual Property Right"). Parts 1 and 2 of SCHEDULE V together contain a complete list of all patents, registered trademarks, registered copyrights, service marks, mask works and license agreements relating to patent rights, trademark rights, trade name rights, service mark rights, trade secrets, mask works and registered copyrights held by Borrower under license agreements.

     SECTION 10.15 OWNERSHIP OF PROPERTIES; PROPERTY SCHEDULE. On the date of the initial Loan and after giving effect to all Related Transactions, Borrower will have good and marketable title to all of its properties and assets, real and personal, of any nature whatsoever. SCHEDULE VI contains descriptions of all real and personal property (a) in which Borrower has an interest as of the date hereof, (b) with respect to which the Collateral Documents will not create a valid and perfected first lien and security interest and (c) which cannot be replaced without material expense, delay or interruption of business.

     SECTION 10.16 BUSINESS LOCATIONS; TRADE NAMES. SCHEDULE VII contains (a) a list of each of the locations where Borrower maintains an office, a place of business or any records, (b) a list of each name under or by which Borrower, or to Borrower's best knowledge after due inquiry, GMH or Lamar conducts its business or has conducted business at any time during the five year period prior to the Closing Date and (c) a complete and accurate address and legal description of each parcel of real estate owned by Borrower.

     SECTION 10.17 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously herewith furnished by or on behalf of Borrower to Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading; provided, however, that all such information with respect to GMH or Lamar shall be true and accurate and not incomplete to Borrower's best knowledge after due inquiry.

     SECTION 10.18 SUBSIDIARIES.  Borrower has no Subsidiaries.

     SECTION 10.19 HAZARDOUS MATERIALS.  Except as disclosed in SCHEDULE

VIII hereto, (a) neither Borrower nor, to Borrower's knowledge, any other Person has ever caused or permitted any Hazardous Material to be released, treated, stored or disposed of in a manner which could reasonably form the basis for any claim, demand, proceeding or action by any Person, past, present or future on, under or at any real property legally or beneficially owned (or any interest or estate in real property which is owned) or operated by Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned in whole or in part by Borrower), (b) no such real property has ever been used (by Borrower or, to Borrower's knowledge, any other Person) as (i) a disposal site for any Hazardous Material or (ii) a storage site for any Hazardous Material, and (c) neither Borrower nor, to Borrower's knowledge, Manager, any of Borrower's predecessors or Affiliates, excluding the Affiliate Group, has ever caused or permitted any Hazardous Material to be transported, released, treated, stored or disposed of at any location other than those identified in SCHEDULE VIII in a manner which could reasonably form the basis for any claim, demand, proceeding or action by any Person.

     SECTION 10.20 AGENT'S FEES. Except as set forth in SCHEDULE XII, no agent, broker, investment banker, Person, or firm acting on behalf of Borrower or any of its Affiliates, or under the authority of any such Person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated herein.

     SECTION 10.21 TAXES. Except as set forth on SCHEDULE III, Borrower has filed all tax returns that are required to be filed by it or on behalf of any Employee Benefit Plan, and has paid or provided adequate reserves for the payment of all taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are disclosed on SCHEDULE III and are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. Except as set forth on SCHEDULE III, there is no ongoing audit or other governmental investigation of the tax liability of Borrower or any Employee Benefit Plan and there is no unresolved claim by a taxing authority concerning Borrower's tax liability (or by any governmental authority with respect to any Employee Benefit Plan), for any period for which returns have been filed or were due. To Borrower's best knowledge, the liability stated for taxes as of December 31, 1994 in the financial statements for Borrower described in SECTION 10.3(A) is sufficient in all material respects for all taxes as of such date. As used in this SECTION 10.21, the term "taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

     SECTION 10.22 SECURITIES LAWS. Neither Borrower nor any Affiliate of Borrower other than any member of the Affiliate Group, nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Notes, any of the other Liabilities or the LC Guaranties for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Notes, any of the other Liabilities or the LC Guaranties to registration under the Securities Act of 1933, as amended.

     SECTION 10.23 GOVERNMENTAL AUTHORIZATIONS. Borrower has all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it (including owning and leasing the real and personal property owned and leased by it), except where failure to obtain such licenses, franchises, permits and other governmental authorizations (a) is not related to any use, storage, transport, release or disposal by Borrower of any Hazardous Material and (b) would not have a reasonable probability of (i) subjecting Borrower or any of its officers to criminal liability or (ii) having a Material Adverse Effect.

     SECTION 10.24 COMPLIANCE WITH LAWS. Borrower (a) is not in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, which violation would have a reasonable probability of subjecting Borrower, or any of its officers, to criminal liability or have a Material Adverse Effect and, to Borrower's knowledge, no such violation has been alleged, (b) except as set forth on
SCHEDULE III, has not failed to file in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all respects), except where such failure would not have a reasonable probability of having a Material Adverse Effect and (c) has not failed to retain all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where such failure would not have a reasonable probability of subjecting it or any of its officers to criminal liability or have a Material Adverse Effect.

     SECTION 10.25 EMPLOYEES AND LABOR. There is no unfair labor practice complaint against Borrower pending before the National Labor Relations Board or any state or local agency nor is there a labor strike or other labor dispute, pending or, to Borrower's knowledge, threatened, affecting any of the foregoing which if adversely resolved would have a reasonable probability of having a Material Adverse Effect; there is no existing representation question respecting the employees of Borrower nor are there organizational attempts affecting any of the employees of any of the foregoing which would have a reasonable probability of having a Material Adverse Effect; there is no grievance pending or threatened against Borrower; and no labor disputes or work stoppages involving Borrower are pending or, to Borrower's knowledge, threatened which would have a reasonable probability of having a Material Adverse Effect. To Borrower's knowledge, no customer or supplier of Borrower is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which would have a reasonable probability of having a Material Adverse Effect.

     SECTION 11     COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until the Notes and all other Liabilities are paid in full, Borrower agrees that, unless at any time Lender shall otherwise expressly consent in writing, it will:

     SECTION 11.1 REPORTS, CERTIFICATES AND OTHER INFORMATION. Furnish or cause to be furnished to Lender:

          11.1.1. INITIAL BALANCE SHEET. As soon as practicable, and in any event no later than January 31, 1996, a balance sheet as of the Closing Date (and after giving effect to all Related Transactions) of Borrower certified by an authorized officer of Borrower and, except as may be consented to by Lender, without significant variation from the balance sheet referred to in SECTION 10.3(C).

          11.1.2. AUDIT REPORT. As soon as available, but in any event within 90 days after the end of each Fiscal Year: (i) copies of the balance sheets of Borrower as at the end of such Fiscal Year and the related statements of earnings, stockholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein, certified, without a going concern or like qualification or qualification arising out of the scope of the audit, by Arthur Andersen LLP (or such other independent certified public accountants of recognized standing as shall be selected by Borrower with Lender's approval); and (ii) a certificate from the accountants identified in CLAUSE (I) of this SECTION
     11.1.2 containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in SECTION 11, and to the effect that, in making the examination necessary for the signing of the annual audit report of Borrower by such accountants, they have not become aware of any non-compliance by Borrower, or any Event of Default or Unmatured Event of Default, under this Agreement or the Related Documents.

          11.1.3. QUARTERLY REPORTS. As soon as available, but in any event within 45 days after the end of each Fiscal Quarter of Borrower copies of the unaudited balance sheets of Borrower as at the end of such Fiscal Quarter and the related unaudited statements of earnings, stockholders' equity and cash flows for such Fiscal Quarter and the portion of the Fiscal Year through such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower (subject to normal year-end audit adjustments).

          11.1.4. MONTHLY REPORTS. As soon as available, but in any event within 30 days after the end of each month beginning with December, 1995, copies of the unaudited balance sheets of Borrower as at the end of such month and the related unaudited statements of earnings and cash flows for such month and the portion of the Fiscal Year through such month, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower (subject to normal year-end audit adjustments).

          11.1.5. BUSINESS PLAN. As soon as available, but in any event: (i) within 30 days after the beginning of each Fiscal Year of Borrower beginning with Fiscal Year 1997, a copy of the plan and forecast (including a projected closing balance sheets, income statements and funds flow statements) of Borrower for such Fiscal Year; and (ii) within 30 days after the end of the second Fiscal Quarter of

     Borrower in each Fiscal Year, an update of each plan and forecast delivered with respect to the Fiscal Year in which such Fiscal Quarter occurs, to the extent there are any material changes in such plan resulting from actual and then anticipated results and forecasts.

          11.1.6. COMPLIANCE CERTIFICATES; MANAGEMENT REPORTS. Contemporaneously with the furnishing of a copy of each annual audit report and of each set of statements provided for in SECTIONS 11.1.2, 11.1.3 and 11.1.4, (i) a duly completed certificate in substantially the form of EXHIBIT H (each a "Compliance Certificate"), signed by the chief financial officer of Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in this SECTION 11 and the Subordination Agreement and to the effect that as of such date no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) a report of an executive officer of Borrower satisfactory to Lender describing the financial performance of Borrower during the period covered by the statements provided for in SECTIONS 11.1.2, 11.1.3 and 11.1.4 and setting forth any significant events occurring during such period affecting Borrower.

          11.1.7. AUDITORS' MATERIALS. Promptly upon receipt thereof, copies of all detailed financial and management reports regarding Borrower submitted to Borrower by independent public accountants in connection with each annual or interim audit report made by such accountants of the books of Borrower.

          11.1.8. REPORTS TO SEC AND TO SHAREHOLDERS. Promptly upon the filing or making thereof, copies of each filing and report made by Borrower with or to any securities exchange or the Securities and Exchange Commission and of each written communication from Borrower to its shareholders generally.

          11.1.9. NOTICE OF DEFAULT, LITIGATION, INTELLECTUAL PROPERTY AND ERISA MATTERS. Forthwith upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (i) the occurrence of an Event of Default or an Unmatured Event of Default, (ii) the institution of, or any adverse determination or materially adverse development in, any litigation, arbitration proceeding or governmental proceeding which could have a Material Adverse Effect, (iii) the occurrence of a Reportable Event with respect to a Pension Plan, (iv) the institution of any steps to terminate any Pension Plan, (v) the institution of any steps to completely or partially withdraw from any Multiemployer Plan, (vi) the failure of Borrower or any member of its Controlled Group to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a lien under Section 412 of the Code or Section 302 of ERISA, (vii) the adoption of any amendment which would require Borrower or any member of its Controlled Group to provide security to the Plan under Section 401(a)(29) of the Code or Section 307 of ERISA, (viii) the incurrence of any increase in the contingent liability of Borrower or any member of its Controlled Group or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan which (a) is not reserved on the balance sheet of Borrower or one of its Controlled Group members and (b) could reasonably be expected to result in the incurrence by Borrower or any member of its Controlled Group of any liability in excess of $100,000 (in the aggregate), (ix) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of any Related Document, (x) any expectation of the termination (without renewal), loss, suspension or other impairment of Borrower's rights under any Material Intellectual Property Right or (xi) any event or events which could have a Material Adverse Effect.

          11.1.10. INSURANCE REPORTS. (i) Within 90 days after the end of each Fiscal Year, a certificate signed by its chief financial officer that summarizes the insurance policies carried by Borrower (such certificate to be in form and substance reasonably satisfactory to Lender), and (ii) written notification 30 days prior to any cancellation or material change of any such insurance by Borrower and within 5 days after receipt of any notice (whether formal or informal) of cancellation, reduction in coverage, shortening of policy period or material adverse change by any of its insurers.

          11.1.11. WITHDRAWAL LIABILITY. With respect to each Multiemployer Plan, (i) no less frequently than annually, a written estimate (which shall be based on information received from each such plan, it being expressly understood that Borrower shall take all reasonable steps to obtain such information) of the withdrawal liability that would be incurred by Borrower or any member of its Controlled Group in the event that all companies in the Controlled Group were to completely withdraw from that plan, and (ii) written notice thereof, as soon as it has reason to believe (on the basis of the most recent information available to it) that the sum of (a) the withdrawal liability that would be incurred by the Controlled Group if all companies in the Controlled Group completely withdrew from all multiemployer plans as to which any company in the Controlled Group has an obligation to contribute, and (b) the aggregate amount of the outstanding withdrawal liability (without unaccrued interest) incurred by the Controlled Group to multiemployer plans, would exceed $100,000.

          11.1.12. LIST OF OFFICERS AND DIRECTORS. (i) Not more than 10 Business Days after each anniversary date of the initial Loan, a complete list of the officers and directors of Borrower, and (ii) within 15 Business Days of any change in the information provided pursuant to the foregoing CLAUSE (I), written notice of such change.

          11.1.13. BORROWING BASE REPORT. On the fifteenth day of each calendar month, a statement, certified by the chief financial officer of Borrower of the daily closing balances of the aggregate outstanding principal amount of Working Capital Loans during the preceding month in form reasonably satisfactory to Lender; PROVIDED, HOWEVER, that at any time after Borrower shall have violated SECTION 11.20 twice in the period covered by one of the reports required by this SECTION 11.1.13, Borrower shall, from and after receiving Lender's request, provide Lender on the first Business Day of each week with the daily closing balances of the aggregate outstanding principal amount of Working Capital Loans during the preceding week.

          11.1.14. TAX RETURNS AND RECEIPTS. Within: (i) 30 days after the filing thereof, copies of all tax returns filed by Borrower or Parent with any Federal or state taxing authority; and (ii) 30 days after receipt thereof by Borrower, evidence of payment of property taxes.

          11.1.15. OTHER INFORMATION. From time to time, such other information concerning Borrower as Lender reasonably may request.

     SECTION 11.2 CORPORATE EXISTENCE; FOREIGN QUALIFICATION. Do and cause to be done at all times all things necessary to (a) maintain and preserve its corporate existence, (b) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, except any such jurisdiction where the failure to so qualify would not have a reasonably probability of having a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in Part I of SCHEDULE VII) and (c) comply with all Contractual Obligations and Requirements of Law binding upon such entity, except to the extent that the failure to comply therewith would not have a Material Adverse Effect.

     SECTION 11.3 BOOKS, RECORDS AND INSPECTIONS. (a) Maintain complete and accurate books and records; (b) permit access at reasonable times by Lender to its books and records; (c) permit Lender to inspect at reasonable times its properties and operations; and (d) permit Lender to discuss its business, operations and financial condition with its officers.

     SECTION 11.4 INSURANCE. (a) Maintain such insurance as may be required by law, or by the Collateral Documents or otherwise reasonably required by Lender, all to such extent and against such hazards and liabilities, as is customarily maintained by prudent companies similarly situated, (b) maintain a sufficient amount of insurance so that neither it nor Lender will be considered a co-insurer or co-insurers, (c) with respect to each liability insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance reasonably satisfactory to Lender, that Lender is named as an additional insured and that the insurer will give Lender 30 days' prior written notice of the termination of such policy and (B) notify Lender within 5 days after obtaining any new policy, or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase, and (d) with respect to each physical damage or casualty policy and each life insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance reasonably satisfactory to Lender, that Lender is named as a loss payee as to personal property and a mortgagee as to real property and that the insurer will give 30 days' prior written notice of the termination of such policy, (B) cause such policy to provide, pursuant to endorsements in form and substance reasonably satisfactory to Lender, that the insurance shall not be invalidated as against Lender by any action or inaction of any Person other than Lender, regardless of any breach or violation of any warranty, declaration or condition contained in such policy, (C) as against Lender, the insurers shall waive any rights of subrogation to the extent that the named insured has waived such rights (and Borrower hereby irrevocably and unconditionally waives any right of subrogation against Lender, except for claims arising out of the gross negligence or willful misconduct of Lender), and (D) notify Lender within 5 days of obtaining any new policy or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase.

     SECTION 11.5 TAXES AND LIABILITIES. Pay when due all taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP if and so long as forfeiture of any part of the Collateral will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.

     SECTION 11.6 CURRENT RATIO. Maintain at all times a Current Ratio of not less than the ratio set forth below opposite the applicable period:

       Applicable

           PERIOD                               RATIO

     Closing Date to March 31, 1998            1.00
     April 1, 1998 to December 31, 1998        1.25
     January 1, 1999 to January 1, 2001        1.50

     SECTION 11.7 ADJUSTED NET WORTH. Maintain an Adjusted Net Worth on the last day of each month during each period listed below (or in the case of the period ending January 31, 1996, the period from the Closing Date to January 31, 1996) of at least the amounts set forth opposite such period:

                                                Minimum
                                                Adjusted
                                                Net Worth
          PERIOD                                (IN $ MILLIONS)

          1/1/96 to 3/31/96                     10,200
          4/1/96 to 6/30/96                     10,900
          7/1/96 to 9/30/96                     11,500
          10/1/96 to 12/31/96                   12,300
          1/1/97 to 3/31/97                     13,000
          4/1/97 to 6/30/97                     13,700
          7/1/97 to 9/30/97                     14,500
          10/1/97 to 11/30/97                   15,200
          12/1/97 to 12/31/97                   15,600
          1/1/98 to 3/31/98                     17,700
          4/1/98 to 6/30/98                     19,000
          7/1/98 to 9/30/98                     20,400
          10/1/98 to 12/31/98                   22,000
          1/1/99 to 3/31/99                     23,800
          4/1/99 to 6/30/99                     26,300
          7/1/99 to 9/30/99                     28,100
          10/1/99 to 12/31/99                   30,000
          1/1/2000 to 3/31/2000                 31,900
          4/1/2000 to 6/30/2000                 34,100
          7/1/2000 to 9/30/2000                 36,300
          10/1/2000 to 12/31/2000               38,500


     SECTION 11.8 EMPLOYEE BENEFIT PLANS. (i) Maintain, and cause each member of the Controlled Group to maintain, each Pension Plan as to which it may have any liability, in compliance in all material respects with all applicable Requirements of Law or as required pursuant to a collective bargaining agreement, or if intended to qualify under Section 401(a) or 501(a) of the Internal Revenue Code, in form and administered in a manner so as not to result in any material liability to Borrower for failure to comply with the applicable provisions thereof, and (ii) not institute any actions which could reasonably be expected to give rise to any of the following, unless the liability to Borrower arising from the same will not exceed $100,000 or is adequately reserved on the balance sheet of Borrower or one of its Controlled Group members: (a) a Reportable Event with respect to a Pension Plan, (b) the complete or partial withdrawal from any Multiemployer Plan, (c) an amendment, modification or termination of a Pension Plan or the entering into of any new Employee Benefit Plan (whether or not resulting in the posting of a security under Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA), (d) an obligation to file a notice of intent to terminate a Pension Plan under ERISA,
(e) a lien under Section 412 of the Internal Revenue Code or Section 302 of ERISA, (f) the institution of proceedings to terminate a Pension Plan by the Pension

Benefit Guaranty Corporation, or (g) other than in the ordinary course, the incurrence of any increase in the contingent liability of Borrower or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan.

     SECTION 11.9 COLLATERAL DOCUMENTS. Cause the Collateral Documents, as security for the payment, performance and observance of all of the Liabilities, to be and remain valid, perfected Liens on and security interests in all assets of Borrower now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens).

     SECTION 11.10 COMPLIANCE WITH LAWS. Comply with all Federal, state and local laws, rules and regulations related to its business, including but not limited to any laws regarding the employment of Persons by Borrower, if the failure so to comply would have a reasonably probability of having a Material Adverse Effect.

     SECTION 11.11 MAINTENANCE OF PERMITS. Maintain all permits, licenses and consents as are required for the conduct of its business by any state, federal or local government agency or instrumentality (including, without limitation, any such license, consent or permit relating to Hazardous Materials or the disposal thereof) if the failure to maintain such licenses, permits and consents would have a reasonably probability of having a Material Adverse Effect.

     SECTION 11.12 INTENTIONALLY DELETED.

     SECTION 11.13 NET CASH RATIO. Not permit the ratio (as measured on the last day of any month beginning with the month ending on January 31, 1996) of Net Cash Generated to Total Fixed Charges for the twelve months ending on the last day of such month during each period listed below (or in the case of months ending on or before December 31, 1996, for the period from the Closing Date to the last day of such month treated as a single accounting period) to be less than the ratio listed below opposite such period:

                                             Minimum
          PERIOD                             RATIO

          1/1/96 to 1/31/96                  0.50
          2/1/96 to 3/31/96                  0.80
          4/1/96 to 6/30/96                  0.80
          7/1/96 to 9/30/96                  0.80
          10/1/96 to 12/31/96                0.80
          1/1/97 to 3/31/97                  0.80
          4/1/97 to 6/30/97                  0.80
          7/1/97 to 9/30/97                  0.80
          10/1/97 to 12/31/97                0.85
          1/1/98 to 3/31/98                  0.90
          4/1/98 to 6/30/98                  0.90
          7/1/98 to 9/30/98                  0.90
          10/1/98 to 12/31/98                0.90
          1/1/99 to 3/31/99                  0.90
          4/1/99 to 6/30/99                  1.05
          7/1/99 to 9/30/99                  1.05
          10/1/99 to 12/31/99                1.05
          1/1/2000 to 3/31/2000              1.15
          4/1/2000 to 6/30/2000              1.20
          7/1/2000 to 9/30/2000              1.40
          10/1/2000 to 12/31/2000            1.60

     SECTION 11.14 TOTAL LIABILITIES RATIO. Not permit the ratio of (a) Total Liabilities to (b) Adjusted Net Worth to exceed on the last day of any month during any period set forth below, the ratio set forth opposite such period below:

                                             Maximum
          PERIOD                             RATIO

          1/1/96 to 3/31/96                  5.00
          4/1/96 to 6/30/96                  5.00
          7/1/96 to 9/30/96                  4.50
          10/1/96 to 12/31/96                4.00
          1/1/97 to 3/31/97                  3.75
          4/1/97 to 6/30/97                  3.50
          7/1/97 to 9/30/97                  3.25
          10/1/97 to 12/31/97                2.75
          1/1/98 to 3/31/98                  2.50
          4/1/98 to 6/30/98                  2.25
          7/1/98 to 9/30/98                  2.00
          10/1/98 to 12/31/98                2.00
          1/1/99 to 3/31/99                  1.75
          4/1/99 to 6/30/99                  1.75
          7/1/99 to 9/30/99                  1.75
          10/1/99 to 12/31/99                1.75
          1/1/2000 to 3/31/2000              1.50
          4/1/2000 to 6/30/2000              1.50
          7/1/2000 to 9/30/2000              1.50
          10/1/2000 to 12/31/2000            1.50

     SECTION 11.15 ANNUAL INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio Number 1 measured on January 31, 1996 and on the last day of any month thereafter for any twelve consecutive months ending on such last day (or in the case of any month ending on or before December 31, 1996, for the period from the Closing Date to the last day of such month treated as a single accounting period) to be less than the ratio listed below for the period during which such month occurs:

                                          Minimum
          PERIOD                             RATIO

          Closing Date to 3/31/96            1.40
          4/1/96 to 6/30/96                  1.70
          7/1/96 to 9/30/96                  1.80
          10/1/96 to 12/31/96                1.90
          1/1/97 to 3/31/97                  2.00
          4/1/97 to 6/30/97                  2.10
          7/1/97 to 9/30/97                  2.15
          10/1/97 to 12/31/97                2.15
          1/1/98 to 3/31/98                  2.75
          4/1/98 to 6/30/98                  3.00
          7/1/98 to 9/30/98                  3.25
          10/1/98 to 12/31/98                3.75
          1/1/99 to 3/31/99                  4.00
          4/1/99 to 6/30/99                  4.00
          7/1/99 to 9/30/99                  4.50
          10/1/99 to 12/31/99                4.50
          1/1/2000 to 3/31/2000              5.00
          4/1/2000 to 6/30/2000              5.00
          7/1/2000 to 9/30/2000              5.00

          10/1/2000 to 12/31/2000            5.00

     SECTION 11.16 QUARTERLY INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio Number 2 for any period comprised of three consecutive calendar months (or in the case of the period ending on or before March 31, 1996, for the period from the Closing Date to the last day of such month treated as a single accounting period) and ending during any period specified below to be less than the ratio listed below for such period:

                                             Minimum
          PERIOD                             RATIO


          1/1/96 to 3/31/96                  1.50
          4/1/96 to 6/30/96                  1.75
          7/1/96 to 9/30/96                  1.75
          10/1/96 to 12/31/96                2.10
          1/1/97 to 3/31/97                  2.10
          4/1/97 to 6/30/97                  2.10
          7/1/97 to 9/30/97                  2.20
          10/1/97 to 12/31/97                2.20
          1/1/98 to 3/31/98                  3.00
          4/1/98 to 6/30/98                  3.25
          7/1/98 to 9/30/98                  3.25
          10/1/98 to 12/31/98                3.25
          1/1/99 to 3/31/99                  4.00
          4/1/99 to 6/30/99                  4.00
          7/1/99 to 9/30/99                  4.00
          10/1/99 to 12/31/99                4.00
          1/1/2000 to 3/31/2000              4.00
          4/1/2000 to 6/30/2000              4.00
          7/1/2000 to 9/30/2000              4.00
          10/1/2000 to 12/31/2000            4.00

     SECTION 11.17 PURCHASE, REDEMPTION, DIVIDEND, INTEREST AND PAYMENT RESTRICTIONS. Not (a) purchase, redeem or otherwise acquire any shares of its capital stock, declare or pay any dividends thereon or make any distribution or payment to any of its stockholders (in their capacity as such), (b) make any payment on or in respect of the Subordinated Loans or (c) make any other payment of any nature whatsoever to any of its Affiliates or stockholders (in their capacity as such), PROVIDED, HOWEVER, that:

          (i) Borrower may make payments, in the form of dividends or otherwise, to Parent from time to time for the payment of Borrower's portion of the aggregate federal and state income tax liabilities (including estimated tax liabilities) of the affiliated group filing consolidated returns of which Parent is the common parent and Borrower is a member for any taxable year, PROVIDED that such payments shall not exceed with respect to any year the federal and state income tax liabilities of Borrower for such year determined as if Borrower were not a member of such affiliated group filing consolidated returns but rather as if Borrower filed its returns on a separate company basis for such year and all prior years;

          (ii) to the extent permitted by the Subordination Agreement, Borrower may (A) make payments of accrued and unpaid interest on the Subordinated Loans, (B) declare and pay the Preferred Dividends and (C) make payments of Incentive Management Fees; and

          (iii) Borrower may make payments permitted pursuant to SECTION 11.29 hereof.

     SECTION 11.18 GROSS CAPITAL EXPENDITURES. Not, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make Gross Capital Expenditures, except that Borrower may, so long as no Event of Default or Unmatured Event of Default shall exist or would result therefrom, make Gross Capital Expenditures in the ordinary course of business in an aggregate amount not to exceed (a) $500,000 for any Fiscal Year of Borrower other than the Fiscal Year ending December 31, 1995 and (b) $83,000 for the Fiscal Year ending December 31, 1995; PROVIDED, that in the event Borrower does not make Gross Capital Expenditures during any Fiscal Year, except for the Fiscal Year ending December 31, 1995, up to the amounts specified above, then the Gross Capital Expenditures permitted to be made in the succeeding Fiscal Year shall be increased by a positive amount, up to a maximum of $100,000, equal to (y) the applicable limit specified above MINUS (z) the actual amount of Gross Capital Expenditures expended during such prior Fiscal Year.

     SECTION 11.19 GUARANTIES, LOANS, ADVANCES OR INVESTMENTS. Not become or be a guarantor or surety of, or otherwise incur any Contingent Obligation or become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, or make or permit to exist any loans or advances to, or investments in, any other Person, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order, (b) investment in Cash Equivalents, (c) Contingent Obligations under the LC Reimbursement Agreements, (d) the Bond Guaranty and (e) the Repurchase Obligations.

     SECTION 11.20 WORKING CAPITAL COMMITMENT. Not permit the aggregate principal amount of Working Capital Loans outstanding at any time to exceed the Working Capital Commitment at such time.

     SECTION 11.21 MERGERS, ACQUISITIONS, CONSOLIDATIONS, SALES. Not (a) be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person or (b) sell or assign with or without recourse any Account Receivable or enter into any agreement providing for or consummate any Asset Sales or Equity Sales.

     SECTION 11.22 LEASES. Not incur or permit to exist any Lease Obligations (other than leases which are cancelable at the option of Borrower without penalty and on no more than 90 days' notice) which require the payment of amounts of rental in excess of (a) $600,000 in the aggregate for any Fiscal Year other than the Fiscal Year ending December 31, 1995 and (b) the product of (x) $600,000 multiplied by (y) the Fiscal Year 1995 Percentage for the Fiscal Year ending December 31, 1995.

     SECTION 11.23 UNCONDITIONAL PURCHASE OBLIGATIONS. Not enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

     SECTION 11.24 REGULATIONS G, U AND X. Not use or permit any proceeds of the Loans or Reimbursement Obligations to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of

"purchasing or carrying margin stock" within the meaning of Regulations G, U and X of the Board of Governors of the Federal Reserve System, as amended from time to time.

     SECTION 11.25 SUBSIDIARIES. Not create or permit to exist any Subsidiary.

     SECTION 11.26 NO AMENDMENT OF CERTAIN DOCUMENTS. Not enter into or permit to exist any amendment or modification of its articles of incorporation or by-laws (which articles or by-laws shall provide for an observatory seat on the board of directors of Borrower for Lender), the Subordinated Loan Instruments, the Lamar Merger Instruments, the Acquisition Instruments, the Merger Instruments, the Employment Agreements, the Management Agreement or the Repurchase Agreements.

     SECTION 11.27 OTHER AGREEMENTS. Not enter into or permit to exist any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

     SECTION 11.28 BUSINESS ACTIVITIES. Not engage in any type of business except the businesses described in SCHEDULE IX and the activities incidental and related thereto.

     SECTION 11.29 TRANSACTIONS WITH AFFILIATES. Except for the transactions set forth on SCHEDULE XVI, not enter into, or cause, suffer or permit to exist:

          (a) any arrangement or contract with any of its Affiliates or any Affiliate of Parent requiring any payments to be made by Borrower to an Affiliate of Borrower or Parent with respect to services, where compensation is due whether or not such services shall be received by Borrower; or

          (b) any other transaction, arrangement or contract (including, without limitation, any employment contract or agreement as to payment of a director's fees) with any of its Affiliates or Affiliates of Parent which is on terms which are less favorable than those otherwise reasonably attainable on an arm's-length basis from, any Person which is not one of its Affiliates or Affiliates of Parent, PROVIDED, HOWEVER, that Borrower may enter into the Management Agreement with Manager and pay the Base Management Fees to Manager.

     SECTION 11.30 ENVIRONMENTAL LIABILITIES. Not violate any Requirement of Law regarding Hazardous Material; and, without limiting the foregoing, not, and not permit any Person to, dispose of any Hazardous Material into or onto, or (except in accordance with applicable law) from, any real property owned or operated by it nor allow any lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property.

     SECTION 11.31 INDEBTEDNESS. Not incur or permit to exist any Indebtedness or accounts payable except (a) the Loans and the other Liabilities, (b) the Subordinated Loans, (c) deferred taxes, (d) current accounts payable arising in the ordinary course of business and not overdue, (e) non-current accounts payable which it is contesting in good faith and by appropriate proceedings diligently conducted, and with respect to which adequate reserves have been established, and are being maintained, in accordance with and as required by GAAP, (f) Indebtedness shown on PART

1 of SCHEDULE X, (g) Indebtedness in respect of the deferred payment of insurance premiums, PROVIDED that the aggregate amount of such premiums which may be deferred in any Fiscal Year shall not exceed $5,000, (h) other Indebtedness hereafter incurred in connection with Permitted Liens, (i) Indebtedness in respect of unpaid Reimbursement Obligations in respect of drawings under Permitted LCs, provided that no such unpaid Reimbursement Obligations shall be outstanding for more than one Business Day after the delivery of notice by Lender to Borrower of such Reimbursement Obligation and
(j) the Selling Shareholders Indebtedness, PROVIDED such Selling Shareholders Indebtedness is repaid in full from the proceeds of draws on or cash collateral securing the Selling Shareholders Letters of Credit not later than January 26, 1996.

     SECTION 11.32 LIENS. Not create or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except Permitted Liens.

     SECTION 11.33 FISCAL YEAR. Not change its Fiscal Year from a Fiscal Year ending on the last day of December.

     SECTION 12 CONDITIONS.

     The obligation of Lender to make the Loans and of financial accommodations hereunder is subject to the following conditions precedent or concurrent:

     SECTION 12.1 INITIAL REVOLVING LOAN. The obligation of Lender to make its initial Revolving Loan shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to Lender) of each of the conditions precedent set forth below.

          12.1.1. LAMAR MERGER, ACQUISITION AND MERGER. Lender shall have received evidence that (i) each of the Lamar Merger, Acquisition and Merger has been consummated in accordance with the terms of the Lamar Merger Instruments, the Acquisition Instruments, the Merger Instruments, all Requirements of Law and as contemplated by this Agreement, including the payment by Acquisition Corp. of not more than $46,000,000 in cash or installment notes for the GMH Equity Interests and $541,000 in cash or demand notes to the Selling Shareholders pursuant to Section 3(c) of the Stock Purchase Agreement, (ii) Borrower has acquired good and marketable title to all Property necessary for the operation of its business, free and clear of all Liens other than Permitted Liens, (iii) the Lamar Merger Instruments, Acquisition Instruments and Merger Instruments are in full force and effect and (iv) none of the parties to the Lamar Merger Instruments, Acquisition Instruments or Merger Instruments shall have failed to perform any material obligation or covenant required by any Lamar Merger Instrument, Acquisition Instrument or Merger Instrument to be performed or complied with by it on or before the Closing Date.

          12.1.2. NO DEFAULT. No Event of Default, or Unmatured Event of Default, shall have occurred and be continuing or will result from the making of such Loan.

          12.1.3. WARRANTIES AND REPRESENTATIONS. All warranties and representations of Borrower or Parent contained in this Agreement and the Related Documents shall be true and correct in all material respects as of the date of such Loan, with the same effect as though made on the date of such Loan.

          12.1.4. LENDER APPROVAL OF CERTAIN DOCUMENTS. The terms and provisions of the Lamar Merger Instruments, the Acquisition Instruments, the Merger Instruments, the Subordinated Loan Instruments, the Employment Agreements, the Management Agreement and the Parent Equity Documents shall have been approved by Lender.

          12.1.5. LITIGATION. In the opinion of Lender, in its reasonable discretion, (i) no litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall, on the date of the initial Loan, be pending, or to the knowledge of Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain relief as a result of, the Related Transactions, or would be materially adverse to, or be detrimental to the interests of, any of the parties to this Agreement or the Related Documents or any of the Related Transactions, and (ii) no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in SCHEDULE III.

          12.1.6. FEES. The fees referred to in SECTION 5 which are due and payable on or prior to the date of the initial Loan shall have been paid.

          12.1.7. ESTABLISHMENT OF ACCOUNTS. The Accounts shall have been established pursuant to SECTION 6.2 and the financial institutions at which the Accounts have been established shall have furnished Lender with the acknowledgment referred to in SECTION 6.3.

          12.1.8. INDEBTEDNESS TO BE REFINANCED. The obligations of Borrower under the Acquisition Instruments and all other indebtedness of Borrower identified on PART 2 of SCHEDULE X (herein called "Indebtedness to be Refinanced"), together with all interest accrued thereon and all prepayment premiums and other amounts payable in connection therewith, shall have been refinanced in full from the proceeds of the Loans and the Subordinated Loans and Lender shall have received (i) the certificate of the President or a Vice President of Borrower, dated the date of the initial Revolving Loan to such effect and to the further effect that an aggregate amount of no more than $1,000,000 was required to make such payments, (ii) a letter from each of the holders of the Indebtedness to be Refinanced setting forth in each case (x) the amount of principal and accrued interest thereon due such holder as of the date of such letter, (y) the per diem interest rate on unpaid principal thereunder as of such date, and (z) payment instructions relative to the payment of such Indebtedness to be Refinanced, and enclosing in escrow any and all Uniform Commercial Code termination statements, mortgage releases and releases of security interests in patents, trademarks and copyrights, in form and substance satisfactory to Lender, sufficient to terminate all Liens securing any of the Indebtedness to be Refinanced.

          12.1.9. DOCUMENTS. Lender shall have received all of the following, each duly executed and dated the date of the initial Loan (or such earlier date as shall be satisfactory to Lender), in form and substance satisfactory to Lender:

               (a) CERTAIN RELATED DOCUMENTS. The Notes, the Subordination Agreement, the Bank Agency Agreement, the Security Agreement, the Aircraft Security Agreement, the Pledge Agreement, the Mortgages, the Leasehold Mortgages and certificates representing all of the capital stock of Borrower, together with appropriate duly executed stock powers.

               (b) LEASES AND LANDLORD CONSENTS. Copies of all leases of real property to which Borrower is subject, certified by Borrower as true and correct, and a consent from the landlord under each such lease.

               (c) TITLE MATTERS. With respect to each parcel of real property or interest in real property described in the Mortgages or Leasehold Mortgages, the following items:

                    (i) a lender's title insurance policy with respect to the real property owned in fee and described in the Mortgages and the real property leased and described in the Leasehold Mortgages in form and issued by a title insurance company satisfactory to Lender subject to no exceptions other than Permitted Liens and containing the following endorsements: comprehensive endorsement no. 1, contiguity (if applicable), usury, doing business, variable rate, multiple secured properties loss, restrictions (where applicable), encroachment (where applicable), 3.1 zoning, including parking, survey, variable rate and such other endorsements as Lender shall reasonably require;

                    (ii) copies of all underlying documents referred to in the title insurance policies;

                    (iii) a survey, prepared in accordance with ALTA/ACSM
               standards by a surveyor satisfactory to Lender, containing a flood plain certification; and

                    (iv) certified copies of all leases (including ground
               leases) and other contracts affecting such property or interest ;

               (d) RESOLUTIONS. Certified copies of resolutions of the shareholders and Board of Directors of (i) Acquisition Corp. and GMH authorizing or ratifying the execution, delivery and performance of the Acquisition Instruments and the Merger Instruments and (ii) Borrower and Parent authorizing or ratifying the execution, delivery and performance of this Agreement, the Related Documents, the Subordinated Loan Instruments and the Management Agreement to which such entity is a party.

               (e) CONSENTS, ETC. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement, the Related Documents, any other document provided for hereunder and the Related Transactions.

               (f) INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of Borrower and Parent, certifying the names of the individual or individuals authorized to sign this Agreement and the Related Documents to which such entity is a party, together with a sample of the true signature of each such individual.

               (g) OPINIONS OF COUNSEL. The opinion of Nixon, Hargrave, Devans & Doyle LLP, counsel for Borrower, addressed to Lender, in form and substance satisfactory to Lender, local opinions of counsel in form and substance satisfactory to Lender as Lender may request and opinions of counsel regarding the Acquisition as Lender may reasonably request.

               (h) EVIDENCE OF FINANCIAL CONDITION. A certificate of an executive officer of Borrower, relying on such financial information as may be satisfactory to Lender, to the effect that, as of the date of the initial Loan and after giving effect to the Related
          Transactions: (i) Borrower's assets, including goodwill, at fair valuation, determined on a going concern basis, will exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower, (ii) Borrower will have an aggregate equity capitalization of at least $10,000,000, (iii) Borrower will have sufficient cash flow to enable it to pay its debts as they mature, and (iv) Borrower will not have an unreasonably small capital with which to engage in its anticipated businesses.

               (i) ARTICLES AND BY-LAWS. Certified copies of the articles of incorporation and by-laws of Borrower and Parent (which articles or by-laws shall provide for an observatory seat on the board of directors of Borrower and Parent for Lender) and Acquisition Corp. and GMH.

               (j) INSURANCE. Evidence that Borrower is maintaining insurance of the type required by this Agreement and the Collateral Documents (including without limitation casualty, liability, worker's compensation and "key man" insurance), together with certificates of insurance naming Lender as an additional insured and/or loss payee and specifying, among other things, such matters as shall be required by
          SECTION 11.4. Such evidence shall include, without limitation, a certificate, in form and substance satisfactory to Lender and signed by the chief financial officer of Borrower, summarizing the insurance policies carried by Borrower.

               (k) ACQUISITION INSTRUMENTS AND MERGER INSTRUMENTS. Copies, certified by the Secretary of State of the appropriate jurisdictions, of the Lamar Merger Certificate, the Merger Certificate (or other proof satisfactory to Lender that the Lamar Merger and the Merger have taken place), and copies of the Lamar Merger Instruments, Acquisition Instruments and Merger Instruments certified by an appropriate officer of Borrower.

               (l) SUBORDINATED LOAN INSTRUMENTS. Copies, certified by an appropriate officer of Borrower, of the Subordinated Loan Instruments.

               (m) LIST OF DIRECTORS AND OFFICERS. A complete list of the officers and directors of Borrower as at the date of the initial Revolving Loan.

               (n) GOOD STANDING CERTIFICATES. Certificates of good standing for Borrower in each jurisdiction in which the business of such entity requires it to be qualified.

               (o) FINANCIAL STATEMENTS. Each of the financial statements listed in SECTION 10.3.

               (p)  FINANCING STATEMENTS. Such duly executed Uniform

          Commercial Code financing statements ("Financing Statements") as Lender may deem necessary to perfect and preserve Lender's Lien on the Collateral.

               (q) EMPLOYMENT AGREEMENTS. Copies, certified by an appropriate officer of Borrower, of the Employment Agreements.

               (r) REPURCHASE AGREEMENTS. Copies, certified to the best of Borrower's knowledge, by an appropriate officer of Borrower, of the Repurchase Agreements.

               (s) PARENT EQUITY DOCUMENTS. Copies, certified by an appropriate officer of Parent, of the Parent Equity Documents.

               (t) CONFIRMATORY CERTIFICATE. A duly completed certificate confirming satisfaction of the conditions set forth in SECTIONS 12.1.1 through 12.1.3, and 12.1.7 through 12.1.10, signed by the President or a Vice President of Borrower.

               (u) MANAGEMENT AGREEMENT. A copy, certified by an appropriate officer of Borrower, of the Management Agreement.

               (v) OTHER. Such other documents as Lender reasonably may request.

          12.1.10. SUBORDINATED LOAN INSTRUMENTS. The Subordinated Loan Instruments shall have been duly executed by the parties thereto, and the Subordinated Loans shall have been made thereunder.

          12.1.11. PARENT EQUITY INTERESTS. The Parent Equity Interests, including the Parent Preferred Stock, shall have been duly issued by Parent and Parent shall have received at least $10,250,000 in proceeds from the issuance of such Parent Equity Interests.

          12.1.12. INITIAL EQUITY CONTRIBUTION. Borrower shall have received the Initial Equity Contribution.

     SECTION 12.2 TERM LOAN, INITIAL REVOLVING LOAN AND WORKING CAPITAL LOAN. The obligation of Lender to make the Term Loan, initial Revolving Loan and Working Capital Loan shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to Lender) of the conditions precedent set forth below.

          12.2.1. LOANS. The Term Loan in the full amount of the Term Loan Commitment shall be made prior to the initial Revolving Loan. The Term Loan and Revolving Loan in the full amount of the Term Loan Commitment and the Revolving Loan Commitment, respectively, shall be made prior to the initial Working Capital Loan, if any.

          12.2.2. NOTES. Lender shall have received the Term Loan Note, Revolving Note and Working Capital Note duly executed and delivered and conforming to the requirements hereof.

          12.2.3. MAXIMUM LOAN BALANCE AT CLOSING. Lender shall have received evidence that the Term Loan, the initial Revolving Loan and the Working Capital Loan, if any, shall be in an aggregate amount of no more than $22,500,000.

     SECTION 12.3 ALL LOANS; LC GUARANTIES. The obligation of Lender to make the initial Loan and each subsequent Loan or to provide an LC Guaranty is subject to the following further conditions precedent that:

          12.3.1. NO DEFAULT; REAFFIRMATION OF WARRANTIES AND REPRESENTATIONS.
     (a) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan or providing such LC Guaranty, (b) the warranties and representations contained in this Agreement and the Related Documents shall be true and correct in all material respects as of the date of such requested Loan or provision of such LC Guaranty, with the same effect as though made on the date of such Loan or provision of such LC Guaranty, except to the extent such warranties and representations expressly relate to an earlier date, and (c) there shall have been no material adverse change or notice of prospective material adverse change with respect to insurance maintained by Borrower.

          12.3.2. LITIGATION; ADVERSE CHANGES. (a) No claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan or provision of an LC Guaranty, whichever shall have more recently occurred, shall be pending or known to be threatened against Borrower, (b) no material development not so disclosed shall have occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, and (c) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous Loan), which (in the case of each of the foregoing CLAUSES (A) through (C)) in the opinion of Lender would have a reasonably probability of having a Material Adverse Effect.

          12.3.3. BORROWING CERTIFICATE AND OTHER CONFIRMATIONS. Lender shall have received: (a) not later than the fifteenth Business Day of each month, a certificate, substantially in the form of EXHIBIT I (the "Borrowing Certificate") dated the last Business Day of the month in which such Loan was requested, signed by the President or a Vice President or other appropriate officer of Borrower, (b) not later than the fifteenth Business Day of the first calendar month following the conversion/continuation of a Loan, a Notice of LIBOR Activity dated the last Business Day of the month in which such Loan was converted/continued, signed by the President or a Vice President of Borrower, (c) not less than three days prior to the making of an LC Guaranty, a certificate substantially in the form of EXHIBIT J (the "LC Guaranty Request") relating to all Permitted LCs to be covered by an LC Guaranty since the most recent prior LC Guaranty Request, signed by the President of a Vice President of Borrower and (d) such other documents as Lender reasonably may request in support of such requested Loan or LC Guaranty.

          12.3.4. MINIMUM LOAN BALANCE. In the case of any Revolving Loan (other than the initial Revolving Loan), there shall be outstanding Revolving Loans in a minimum principal amount of $1,000, and in the case of Working Capital Loans (other than the initial Working Capital Loan), there shall be outstanding Working Capital Loans in a minimum principal amount of $1,000.

     SECTION 13   EVENTS OF DEFAULT AND THEIR EFFECT.

     SECTION 13.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          13.1.1. NON-PAYMENT OF LOANS OR REIMBURSEMENT OBLIGATIONS. Default in the payment when due, whether by acceleration or otherwise, of any principal of or interest or premium on any Loan or Reimbursement Obligation; PROVIDED, HOWEVER, that the failure of Borrower to pay to Lender any such Reimbursement Obligation shall not be deemed to be an Event of Default or Unmatured Event of Default until one Business Day after the delivery of notice by Lender to Borrower of such Reimbursement Obligation.

          13.1.2. NON-PAYMENT OF FEES OR OTHER AMOUNTS. Default, and continuance thereof for 5 Business Days, in the payment when due, whether by acceleration or otherwise, of any amount payable to Lender hereunder or under the Related Documents (other than any amount described in SECTION 13.1.1).

          13.1.3. NON-PAYMENT OF OTHER INDEBTEDNESS. (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness of, or guaranteed by, Borrower, or
     (ii) default in the performance or observance of any obligation or condition with respect to any such other Indebtedness of, or guaranteed by, Borrower, if, in the case of either CLAUSE (I) or (II) above, the effect of such default is to accelerate the maturity of (or there is matured and unpaid) such other Indebtedness aggregating $25,000 or more, or to cause such other Indebtedness aggregating $25,000 or more to become due and payable, or to permit the holder or holders of such other Indebtedness of $25,000 or more, or any trustee or agent for such holders, to cause such other Indebtedness to become due and payable prior to its expressed maturity.

          13.1.4. OTHER MATERIAL OBLIGATIONS. Default in the payment when due, or in the performance or observance of, any material obligation of, or material condition agreed to by, Borrower (subject to applicable cure periods) with respect to any material purchase or lease of goods or services or any Material Intellectual Property Right (except only to the extent that the existence of any such default is being contested by Borrower in good faith and by appropriate proceedings diligently conducted and with respect to which Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP).

          13.1.5. BANKRUPTCY, INSOLVENCY, ETC. (a) Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or (b) Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar for Borrower or for any Property of any thereof, or makes a general assignment for the benefit of creditors; or (c) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for Borrower or for a substantial part of the Property of any thereof, unless (i) Borrower institutes appropriate proceedings to contest or discharge such appointment within 10 days and thereafter continuously and diligently prosecutes such proceedings and (ii) such appointment is in fact discharged within 60 days of such appointment; or
     (d) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of Borrower, unless (i) such case or proceeding is not commenced by

     Borrower, (ii) such case or proceeding is not consented to or acquiesced in by Borrower, (iii) Borrower institutes appropriate proceedings to dismiss such case or proceeding within 10 days and thereafter continuously and diligently prosecutes such proceedings and (iv) such case or proceeding is in fact dismissed within 60 days after the commencement thereof; or (e) Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

          13.1.6. NON-COMPLIANCE WITH CERTAIN PROVISIONS. Failure of Borrower to comply with the provisions of each of SECTIONS 6.1, 6.2, 7.1, 9.4, 9.5,
     11.2 through 11.7, 11.13 through 11.26, 11.29 through 11.33.

          13.1.7. NON-COMPLIANCE WITH OTHER PROVISIONS OF THIS AGREEMENT OR THE RELATED DOCUMENTS. Failure by Borrower to comply with or to perform any provision of this Agreement or the Related Documents (and not constituting an Event of Default under any of the other provisions of this SECTION 13) and continuance of such failure for 30 days after notice thereof from Lender to Borrower.

          13.1.8. INDEBTEDNESS TO BE REFINANCED. Failure to pay in full the Indebtedness to be Refinanced concurrently with the making of the initial Loan.

          13.1.9. WARRANTIES AND REPRESENTATIONS. Any written warranty or representation made by or on behalf of Borrower herein or in any of the Related Documents or otherwise in connection herewith or therewith is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any certificate, financial statement, written report, written notice or material schedule furnished by Borrower, or on behalf of Borrower with Borrower's knowledge, to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          13.1.10. EMPLOYEE BENEFIT PLANS. Except to the extent that any of the following is expressly permitted hereunder or does not give rise to the incurrence by Borrower or any member of its Controlled Group of any liability in excess of $100,000 (in the aggregate), or except to the extent any of the following is adequately reserved on the balance sheet of the applicable Borrower or one of its Controlled Group members, the institution of any steps by Borrower or any other Person, including the PBGC, (a) to amend, modify or terminate a Pension Plan or to enter into any new Pension Plan, (b) to cause a complete or partial withdrawal from any Multiemployer Plan, or (c) other than in the ordinary course, to directly or indirectly cause to exist any other conditions, events or transaction which could reasonably be expected to give rise to liability to Borrower or any member of its Controlled Group with respect to any Employee Benefit Plan.

          13.1.11. RELATED DOCUMENTS. At any time after the initial Loan, Borrower takes any action to discontinue any of the Related Documents or to contest the validity, binding nature or enforceability of any thereof.

          13.1.12. COLLATERAL. Any portion of the Collateral shall be seized or taken by governmental or similar authority, the loss of which could reasonably be expected to have a Material Adverse Effect; or Borrower shall fail to take any action necessary to maintain the liens, security interest and priority of the Collateral Documents as against any Person; or the title and rights of Borrower to any portion or portions of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of Lender, upon final determination result in impairment or loss of the security provided by the Collateral Documents which could reasonably be expected to have a Material Adverse Effect.

          13.1.13. CHANGE IN OWNERSHIP. At any time (a) Parent shall cease to own one hundred percent (100%) of the Borrower Equity Interests, (b) Bulldog and Junior Subordinated Lenders collectively cease to own at least seventy percent (70%) of the voting Parent Equity Interests or (c) any initial public offering of the Parent Equity Interests shall occur and the Equity Sale Proceeds thereof are not applied pursuant to SECTION 2.8.

          13.1.14. CHANGE IN MANAGEMENT. If the employment of Scott shall be terminated for any reason and no replacement reasonably satisfactory to Lender is employed within ninety days of such termination.

          13.1.15. SUBORDINATED LOAN INSTRUMENTS. If any Event of Default (as defined in either Subordinated Note Agreement) shall occur and be continuing.

          13.1.16. LITIGATION. If the sum of all judgments, awards or decrees, or orders of attachment, garnishment or any other writ, entered against Borrower exceeds $100,000 at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing,
     (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to Lender) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which the applicable Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

     SECTION 13.2 EFFECT OF EVENT OF DEFAULT. If any Event of Default described in SECTION 13.1.5 shall occur, the Revolving Loan Commitment, the Term Loan Commitment, the Working Capital Commitment and the Letter of Credit Commitment (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, Lender may declare such Commitments (if not theretofore terminated) to be terminated and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) to be due and payable, whereupon the such Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities (including, without limitation, all of Borrower's contingent reimbursement obligations with respect to LC Guaranties) shall become immediately due and payable, all without further notice of any kind. Lender shall promptly advise Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in SECTION 13 may be waived by Lender in writing.

     SECTION 14     GENERAL.

     SECTION 14.1 WAIVER; AMENDMENTS. No delay on the part of Lender or any holder of a Note or other Liability in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or a Note or any Related Document shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14.2   CONFIRMATIONS.  Borrower and Lender (or any holder of a
Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loans then outstanding under such Note and of Reimbursement Obligations.

     SECTION 14.3   NOTICES.   Except with respect to SECTION 2.4: (a) notices
forwarded by mail shall be deemed to have been given three days after the date sent if sent by registered or certified mail, postage paid, and:

          (i) IF TO BORROWER, addressed to Borrower at its address shown below its signature hereto; or

          (ii) IF TO LENDER, addressed to Lender at the address shown below its signature hereto; or

in the case of either party, at such other address as such party may, by written notice received by the other parties to this Agreement, have designated as its address for notices; and (b) notices given by telegram, telex or facsimile transmission shall be deemed to have been given when sent if addressed to the party to whom sent, at its address as aforesaid. Notices of borrowing pursuant to SECTION 2.4 shall be effective upon receipt by Lender and shall be in writing (or by telephone to be confirmed in writing by Borrower). Lender shall be entitled to rely upon all telephone notices and Borrower shall indemnify and hold Lender harmless from any loss, cost or expense ensuing from any such reliance, which indemnification shall survive any termination of this Agreement.

     SECTION 14.4 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all out-of-pocket costs and expenses of Lender (including the reasonable fees and out-of-pocket expenses of counsel for Lender and of local counsel, if any, who may be retained by said counsel with Borrower's prior approval which shall not be unreasonably withheld and all costs of appraisals, surveys, environmental reviews and the like required to be made or completed) in connection with the preparation, execution and delivery of this Agreement, the Related Documents and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Borrower further agree to pay all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the administration, enforcement, waiver or amendment of this Agreement, the Related Documents and any such other instruments or documents. In addition, Borrower agrees to pay, and to save Lender harmless from all liability for, any document, stamp, filing, recording, mortgage or other taxes which may be payable in connection with the borrowings hereunder or the execution, delivery, recording or filing of this Agreement, any of the Related Documents or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this
SECTION 14.4 shall survive any termination of this Agreement.

     SECTION 14.5   INDEMNIFICATION.

          (a) In consideration of the execution and delivery of this Agreement by Lender and Lender's extension of its Commitments, Borrower hereby agrees to indemnify, exonerate and hold Lender and each of its officers, directors, employees, and agents (including, without limitation, Agent Bank, and herein collectively called "Lender Parties" and individually called a "Lender Party") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including, without limitation, all documentary, recording, filing, mortgage or other stamp taxes or duties), charges, liabilities and damages, and out-of-pocket expenses in connection therewith (irrespective of whether such Lender Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, attorneys' fees and disbursements (called in this CLAUSE (A) the "Indemnified Liabilities"), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Reimbursement Obligation or involving any Loan or Reimbursement Obligation, or (ii) the execution, delivery, performance or enforcement of this Agreement, the Related Documents and any instrument, document or agreement executed pursuant hereto by any of Lender Parties, except for any such Indemnified Liabilities arising, on account of the relevant Lender Party's gross negligence or willful misconduct and, to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          (b) Without limiting the generality of the indemnity set out in the preceding CLAUSE (A), Borrower hereby further agrees to indemnify, exonerate and hold Lender and all Lender Parties free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and out-of-pocket expenses in connection therewith, including, without limitation, attorneys' fees and disbursements, of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lender or any Lender Party for, with respect to, or as a direct or indirect result of, (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property legally or beneficially owned (or any estate or interest which is owned) or operated by Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by Borrower) of any Hazardous Material (including, without limitation, any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material), and (ii) any of the conditions disclosed in any of the documents listed on SCHEDULE VIII regardless, in the case of either of CLAUSE (I) or CLAUSE (II), of whether caused by, or within the control of, Borrower.

          (c) Without limiting the generality of the indemnities set out in the preceding CLAUSES (A) and (B), Borrower hereby further agrees to indemnify, exonerate and hold Lender and all Lender Parties free and harmless from and against any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and out-of-pocket expenses in connection therewith, including, without limitation, attorneys' fees and disbursements (called in this CLAUSE (C) the "Indemnified Liabilities") under Federal or state securities laws or otherwise (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of any securities of Borrower (including, without limitation, any offer, sale or resale pursuant to Lender's enforcement of its rights under the Pledge Agreement), or (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, except in each case for information provided by Lender which information was not provided to Lender by Borrower. If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. In connection with a public sale or other distribution pursuant to Lender's enforcement of its rights under the Pledge Agreement, Borrower shall indemnify any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Securities Act of 1933, as amended) to the same extent as provided above with respect to the indemnification of Lender.

          (d) Without limiting the generality of the indemnities set out in the preceding CLAUSES (A), (B) and (C), Borrower hereby further agrees to indemnify, exonerate and hold Lender and all Lender Parties free and harmless from and against any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, and out-of-pocket expenses in connection therewith, including, without limitation, attorneys' fees and disbursements (called in this CLAUSE (D) the "Indemnified Liabilities") arising directly or indirectly from or out of the following:

               (i) any injury to person or damage to property, known or unknown, reported or unreported, which results from the use of the products of Borrower; or

               (ii) any obligation or liability arising out of or with respect to the business or operations of Borrower;

     whether any of such matters arise before or after the foreclosure of or other taking of title to all or any portion of the Collateral by Lender, provided, however, that Borrower shall not be required to indemnify Lender or any Lender Party for any Indemnified Liability arising out of Lender's or such Lender Party's gross negligence or willful misconduct.

          (e) All obligations provided for in this SECTION 14.5 shall survive any termination of this Agreement and shall not be reduced or impaired by any investigation made by or on behalf of Lender or any Lender Party.

     SECTION 14.6   SUBMISSION  TO  JURISDICTION.   LENDER MAY ENFORCE ANY CLAIM
ARISING OUT OF THIS AGREEMENT OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. BORROWER HEREBY IRREVOCABLY DESIGNATES THE PRENTICE-HALL CORPORATION SYSTEM, INC., WITH OFFICES ON THE DATE HEREOF AT 33 NORTH LASALLE, SUITE 1925, CHICAGO, ILLINOIS 60602, TO RECEIVE FOR AND ON BEHALF OF BORROWER SERVICE OF PROCESS IN ILLINOIS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW,
(i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 14.7 GOVERNING LAW. This Agreement and the Notes shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of Borrower and rights of Lender and any other holder of a Note or Liability expressed herein or in the Related Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

     SECTION 14.8 ENTRY INTO AGREEMENT. Borrower represents, warrants and acknowledges that (i) the its relationship with Lender is solely that of a borrower and lender, and (ii) Borrower is in sole control of its business and has entered into this Agreement as its own free act and voluntary deed, based upon its independent judgment as to its best interests.

     SECTION 14.9   LEGAL  OPINIONS.   Borrower expressly consents to the
rendering by its counsel and of each other counsel specified in SECTION 12.1.9(G) of the opinions to be rendered pursuant thereto, and thereafter to be rendered from time to time in connection with this Agreement or any Related Document, and acknowledges that such opinions, when so rendered, shall be deemed to be rendered at the request and upon the instruction of Borrower, which has, and will have (prior to the rendering of each opinion), consulted with and been advised by such counsel as to the consequences of such consent, request and instructions.

     SECTION 14.10 JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 14.11  SUCCESSORS  AND  ASSIGNS.   This Agreement shall be binding
upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower shall not have the right to assign its rights or delegate its duties under this Agreement. Lender may assign its rights under this Agreement and the Related Documents to its unaffiliated lenders for collateral security purposes. This Agreement and the Related Documents contain the entire agreement of the parties hereto with respect to the matters covered hereby.

     SECTION 14.12 SALE OF NOTES; PARTICIPATIONS. Lender may assign to one or more banks or other Persons all or any part of, or may grant participations to one or more banks or other Persons in, any Loan or Loans or the Notes or any of them, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant of such assignment or participation shall have the same rights and benefits hereunder and thereunder as it would have if it were Lender hereunder; provided, however, that in any event (a) Lender shall at all times retain an interest in the Loans of at least 50% in the aggregate and (b) there shall not be more than three assignees or participants at any one time. To the extent Lender makes an assignment pursuant to this Section, the term "Lender" in any Related Document, except the Notes, shall include the assignee of such assignment. Notwithstanding any assignment or participation, Borrower shall continue to deal solely with Lender in connection with this Agreement.

     SECTION 14.13  CONFIDENTIALITY.   Borrower agrees that Lender may disclose
information relating to Borrower to the Master Lenders, the Master Agent and the Surety Provider, which have agreed to use procedures substantially comparable to those used by them in respect of non-public information as supplied to them by or on behalf of Lender to the extent that such information is not and does not become publicly available and which Lender indicates at the time is to be treated confidentially; PROVIDED, HOWEVER, that each of the Master Lenders, the Master Agent and the Surety Provider, as the case may be, is hereby authorized to deliver a copy of each or any financial statement of Borrower or any other information relating to the Loans, or the Collateral, which may be furnished to it hereunder or otherwise to (a) its legal counsel, auditors and other professional advisors, (b) governmental or regulatory authorities having jurisdiction over it, (c) independent financial rating agencies (including, without limitation, the Rating Agencies), (d) any person providing general liquidity or credit enhancement to the Master Lenders or the Surety Provider, and (e) subject to obtaining a confidentiality agreement containing the foregoing confidentiality restrictions, any Person to whom a Master Lender or Surety Provider proposes to assign all or any part of its interest or grant a participation in its interest, PROVIDED that the Surety Provider shall have the right to give participations in its rights under the Insurance and Indemnity Agreement and to enter into contracts of reinsurance with respect to the Surety Policy without obtaining a confidentiality agreement from such participant or reinsurers as the case may be; however, the Surety Provider will advise such participant or reinsurers as the case may be of the confidentiality provisions of the Master Credit Agreement. As used herein: "Master Agent" shall mean Citicorp North America, Inc. and any successor thereto or assignee thereof; "Master Lender" shall mean any person becoming a "Lender" party to that certain Credit Agreement dated as of March 24, 1995 (the "Master Credit Agreement") among First Source Financial, Inc., Lender, Master Agent, such Lenders, Surety Provider, ET AL; "Surety Provider" shall mean Financial Security Assurance, Inc., in its capacity as surety provider under the Master Credit Agreement, and any successor thereto; "Surety Policy" shall mean the financial guaranty policy dated as of March 24, 1995 issued by the Surety Provider in favor of Master Agent on behalf of the Master Lenders; "Rating Agencies" shall mean Standard and Poor's and Moody's Investors Services, Inc.; and "Insurance and Indemnity Agreement" means the insurance agreement among Lender, Surety Provider and the other parties thereto.

               [remainder of this page intentionally left blank]

Delivered at Chicago, Illinois, as of the day and year first above written.

                                  GENERAL MANUFACTURED HOUSING, INC.


                                  By:
                                         _________________________________
                                         Name Printed: Gary M. Brost
                                         Its:          President

                                  General Manufactured Housing, Inc.
                                  2255 Industrial Boulevard
                                  Waycross, Georgia 31501
                                  Attention: Samuel P. Scott
                                  Telecopy: (912) 285-1397


                                  FIRST SOURCE FINANCIAL LLP

                                  By:    First Source Financial, Inc., its
                                         Agent/Manager


                                  By:
                                       ______________________________________
                                       Name Printed: Edward A. Szarkowicz, Jr.
                                       Its:          Vice President

                                  2850 West Golf Road
                                  5th Floor
                                  Rolling Meadows, Illinois 60008
                                  Attention:  Contract Administration
                                  Telecopy: (708) 734-7910

                                  SCHEDULE I

REVOLVING LOAN COMMITMENT REDUCTION DATES AND AMOUNTS (Section 2.1)


Amount of Revolving
LOAN COMMITMENT 1/                 PERIOD

$16,000,000                        Closing Date through April 1, 1996
$15,333,000                        April 2, 1996 through July 1, 1996
$14,666,000                        July 2, 1996 through October 1, 1996
$13,999,000                        October 2, 1996 through January 1, 1997
$13,332,000                        January 2, 1997 through April 1, 1997
$12,499,000                        April 2, 1997 through July 1, 1997
$11,666,000                        July 2, 1997 through October 1, 1997
$10,833,000                        October 2, 1997 through January 1, 1998
$10,000,000                        January 2, 1998 through April 1, 1998
$9,000,000                         April 2, 1998 through July 1, 1998
$8,000,000                         July 2, 1998 through October 1, 1998
$7,000,000                         October 2, 1998 through January 1, 1999
$6,000,000                         January 2, 1999 through April 1, 1999
$4,833,000                         April 2, 1999 through July 1, 1999
$3,666,000                         July 2, 1999 through October 1, 1999
$2,499,000                         October 2, 1999 through January 1, 2000
$1,332,000                         January 1, 2000 through April 1, 2000
$0                                 April 2, 2000 and thereafter


SCHEDULED REDUCTION IN             REVOLVING LOAN COMMITMENT
REVOLVING LOAN COMMITMENT               REDUCTION DATE

$667,000                                April 1, 1996
$667,000                                July 1, 1996
$667,000                                October 1, 1996
$667,000                                January 1, 1997
$833,000                                April 1, 1997
$833,000                                July 1, 1997
$833,000                                October 1, 1997
$833,000                                January 1, 1998
$1,000,000                              April 1, 1998
$1,000,000                              July 1, 1998
$1,000,000                              October 1, 1998
$1,000,000                              January 1, 1999
$1,167,000                              April 1, 1999
$1,167,000                              July 1, 1999
$1,167,000                              October 1, 1999
$1,167,000                              January 1, 2000
$1,332,000                              April 1, 2000


1/ Less  all  reductions,  and subject to any termination, under SECTIONS
   2.5 and 13.2.

                                  SCHEDULE IA


  TERM LOAN COMMITMENT REDUCTION DATES AND AMOUNTS (Section 2.1)


Amount of Term
LOAN COMMITMENT 2/                 PERIOD

$4,000,000                         Closing Date through July 1, 2000
$2,667,000                         July 2, 2000 through October 1, 2000
$1,334,000                         October 2, 2000 through January 1, 2000
$ 0                                January 1, 2001 and thereafter



SCHEDULED REDUCTION IN             TERM LOAN COMMITMENT
TERM LOAN COMMITMENT               REDUCTION DATE


$1,333,000                              July 1, 2000
$1,333,000                              October 1, 2000
$1,334,000                              January 1, 2001


2/ Less all reductions, and  subject  to  any termination, under SECTIONS
   2.7 and 13.2.



                                  SCHEDULE II

          LOCATIONS OF BANK ACCOUNTS (<section><section> 6.2 and 6.3)


Patterson Bank (Waycross, GA):

     Checking (to be closed 60
       days after closing)              181314

     Payroll                            181301

     Checking (Lamar, SC) (to be
       closed 60 days after closing)    582670

     Special Account securing
       Letter of Credit                 58271-9

     Petty Cash                         To be opened at the Patterson Bank
                                        within 90 days of the Closing Date;
                                        account number to be provided to Lender


Carolina Bank & Trust (Lamar, SC):

     Payroll                            182996
     Petty Cash                         183010

                                 SCHEDULE III

           LITIGATION (<section><section> 10.4, 10.21, 10.24 and 12.1-5)

A.   LITIGATION
     For the purposes of this Schedule III, GMH, Inc. shall mean General Manufactured Housing, Inc.


"Outstanding State Cases" as of November 27, 1995, consisting of consumer complaints made through state agencies, considered to be in the ordinary course of business of the Borrower:

                        SEE ADDENDUM 1 ATTACHED HERETO.

The following EEOC Notices of Discrimination have been issued by the Savannah Local Office of the Equal Employment Opportunity Commission:

                                                        Amount   Being
                                            STATUS      CLAIMED  HANDLED BY

1)    Susan Reynolds:  Sex discrimination   Pending
      charge filed 9/24/93.

2)    Nelda Rollins:  Sex discrimination,   Pending              Robert
      sexual charges filed 6/10/94.                              harassment
                                                                 Thompson, Jr.
                                                                 (Atlanta, GA)

3)    Patrice Woodie:  Sex, sexual          Pending
      harassment discrimination charges
      filed 9/16/94.

4)    Betty Fritz:  Sex discrimination      Pending
      charge filed 6/20/95.


Other pending and threatened causes of action:

                                                       Amount    Being
                                            STATUS     CLAIMED   HANDLED BY

1)    Barfield vs. Southern Lifestyle       Discovery            Stanton,
      Homes, Inc.                                                Jones and
                                                                 General
      Manufactured Housing, Inc.:                                & Smith
      Claim for breach of contract and                           (Hartsville,
      warranty, fraud, unfair trade                              SC)
      practices, and negligence filed
      June 1995 in South Carolina.

2)    GMH, Inc. vs. Jerry Blaxton:
      Relating to an alleged liability
      of approximately $10,000 for
      towing services; Blaxton has
      defaulted in this matter.

3)    GMH, Inc. vs. Cladwood Division of               $39,358.50
      Smurfitt Newsprint Corporation
      ("Cladwood"):  Product liability
      claim to recover amounts from Cladwood
      paid out by GMH, Inc. to settle
      warranty claims by homeowners
      resulting from defective composite
      siding manufactured by Cladwood.

4)    Thelma Grant:  Threatened South       Settlement
      Carolina warranty/product             in progress
      liability action by customer.

                                                       Amount    Being
                                            STATUS     CLAIMED   HANDLED BY

5)    Barry Murray vs. GMH, Inc.:           Discovery  $2,500,000 Kenny Carswell
      Employee of Murray Plumbing Co.,                 ($1,000,000 (Jesup, GA)
      Inc., a Georgia corporation and                  covered by  --Insurance
      subcontractor of Solar Shield,                   insurance)  Company
      Inc., a South Carolina corporation                           Counsel
      and contractor engaged by GMH, Inc.,
      has Counsel filed a complaint in
      connection with a personal injury
      resulting from a July 1994 accident
      which occurred at a GMH, Inc. plant.

6)    Greg A. Hall vs. GMH, Inc. and        Discovery             Fox & Verenes
      others:  Warranty claim suit filed                          (Aiken, SC)
      in South Carolina Complaint served
      on GMH, Inc. 10/9/95.

7)    George Sports: Warranty Claim         Claim addressed.
                                            Last inspection
                                            was 11/2/95. Awaiting
                                            letter from N. Carolina
                                            approving inspection.

8)    Jamie R. Alexander and Michelle       Trial set for  $50,000  Byrd &
      Norman Alexander vs. GMH, Inc.,       4/16/96                 Wiser
      et al; Warranty Claims.                                       (Biloxi, MS)

9)    Janet Lehman and Gabriel Lehman vs.   Discovery               Byrd & Wiser
      GMH, Inc., et al; Warranty Claim.                             (Biloxi, MS)

10)   Vicki A. Curtis:  Threatened
      personal injury/ negligence claim.

11)   George and Rose Roberson:  Threatened                         GMH, Inc.'s
      litigation regarding electrical                               Insurance
      defects in mobile home.                                       Carrier

12)   John and Patricia Edge:  Complaint    Complaint    $10,000,
      for Complaint damages based on        filed on     rescind
      warranty claims.                      11/30/95;    contract
                                            Answer due   tract and
                                            w/in 30      refund purchase
                                            days.        price

13)   Catherine Frazier:  Warranty Claims.  Settlement has
                                            been negotiated
                                            but not yet complete.

                                                          Amount    Being
                                            STATUS        CLAIMED   HANDLED BY

14)   Actions which are considered to
      be in the ordinary course of
      business of the Borrower for which
      Borrower has received no
      communication within the last year:

      a)    Louise Weeks:  Warranty claim.

      b)    Joycesteen Mack:  Warranty claim.

      c)    David and Jo Ann Brannen:  Warranty
            claim.

      d)    Ronald and Leslie Truelove:
            Warranty claim.

B.   TAXES

     I.R.S. audit of 1992, 1993 and 1994 currently in progress.

     Borrower has not filed Form 5500 with respect to AFLAC Cafeteria Plan terminated in 1994.

                                  SCHEDULE IV

                          INSURANCE (<section> 10.12)

Group Travel Accident Insurance Policy: ITT Hartford #ETB-102015 (4/27/95-4/27/96); covering full-time salaried employees.

Commercial General Liability Insurance Policy: Bankers Insurance Co. #GLA 10 S100104-00 (3/31/95 - 3/31/96); covering:
     1. 2255 Industrial Blvd, Waycross, GA (non-combustible building, frame building, non-combustible shop, frame storage shed);
     2.   3233 Industrial Blvd, Waycross, GA;
     3.   2170 Industrial Blvd., Waycross, GA;
     4.   2875 Fulford Rd., Waycross, GA.

Commercial Property Insurance Policy: Pennsylvania Lumbermens #10-G-012-03-95 (3/31/95 - 3/31/96) covering:
     1. 2255 Industrial Drive (Plant 1) (non-combustible building, frame building, non-combustible shop, frame storage shed);
     2.   3233 Industrial Blvd, Waycross, GA;
     3.   2170 Industrial Blvd., Waycross, GA;
     4.   2875 Fulford Rd., Waycross, GA;
     5.   Airport Hangar Building, Waycross Ware County Airport;
     6.   2875 Fulford Rd (Plant r);
     7.   all inventory (raw materials and finished goods);
     8.   machinery and equipment at all locations
     9.   "Unnamed locations."


Commercial Property Insurance Policy: Georgia Casualty & Surety Company #CMP 0003174 (6/17/95 - 6/17/96) covering 3233 Industrial Blvd (Plant 2).

Commercial Property Insurance Policy:   Georgia Casualty & Surety Company #CF
3260 (11/17/94 - 11/17/95) covering 2170 Industrial Blvd., Waycross, GA (Plant
3).



Aircraft  Insurance  Policy:   Insurance Company of North America Policy
#S00293714 on 1979 King Air 200, N-561SS (9/17/95 - 9/17/96); loss payee is
Nationsbank of Georgia, N.A.; $950,000 physical damage; $15,000,000 bodily injury and property damage; medical and voluntary payment for bodily injury.

Workers' Comp/Employer's Liability Ins. Policy:   Georgia Casualty & Surety
Company #WC 922721 (4/6/95 - 4/6/96).

Commercial Property Coverage; Pennsylvania Lumbermens Mutual Insurance Company #39-L-053-01-95; effective 8/17/95 (Borrower is named insured as of December 15, 1995)


Workers Compensation and Employers Liability Policy; Cincinnati Insurance Company #6C28-UB-716V318-1-95; effective 9/1/95-1/1/96 (Borrower is named insured as of December 15, 1995)

General Liability Insurance; Bankers Insurance #GLA39 S100128-00: expires 1/1/96 (Borrower is named insured as of December 15, 1995)

Auto Insurance Policy: Georgia Casualty & Surety Company #BA 922723 (4/6/95 - 4/6/96) covering all vehicles.

Time Insurance Company Policy Number 02220903 insuring the life of Sam Scott in the face amount of $1,000,000 is owned by Mrs. Sherry Scott and is entitled to reimbursement therefor on policy payout under a "split-dollar" arrangement; net benefits accrue to insured's beneficiaries.

                                  SCHEDULE V

                         INTELLECTUAL PROPERTY RIGHTS
                               (<section> 10.14)


Part 1. INTELLECTUAL PROPERTY THE LOSS OF WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT.


1. Service Mark and design No. S-13433 filed with and issued by State of Georgia 3/11/94, expiring 3/11/04: "Jaguar Homes 1994 . . . the Year of the Cat!!!"

     Since the inception of the NFL expansion franchise in Jacksonville, Florida, known as the "Jacksonville Jaguars," use of the "Jaguar" name has become widespread throughout the region. Borrower makes no representation as to the exclusivity or registrability of the name in any jurisdiction or the Borrower's ability to preserve any rights it may have in said name.



Part 2.   OTHER INTELLECTUAL PROPERTY.

     See 1 above.

                                  SCHEDULE VI

                         CERTAIN PROPERTY OF BORROWER
                               (<section> 10.15)


               The Georgia leases contain a usufruct provision.

                                 SCHEDULE VII

                       BUSINESS LOCATIONS; TRADE NAMES;
             REAL ESTATE (<section><section> 10.1, 10.16 and 11.2)


(a) Locations where Borrower maintains an office, a place of business or any records:

     2255 Industrial Boulevard
     Waycross, GA  31501

     3233 Industrial Boulevard
     Waycross, GA  31501

     2170 Industrial Boulevard
     Waycross, GA  31501

     2875 Fulford Road
     Waycross, GA  31501

     206 South Railroad Avenue
     Lamar, SC  26069

(b) Names under which Borrower, General Manufactured Housing or Lamar conducts it business or has conducted business at any time during the five year period prior to the closing date:

     General Manufactured Housing and Lamar sometimes refer to themselves, their respective divisions or their products by the following assumed names:
     "General Housing," "Jaguar Homes," "Lamar Housing," "Augustine," "Cougar," "Little General," "Governor," or "Senator." These are not registered trade or fictitious names or marks.

(c) Complete and accurate address and legal description of each parcel of real estate owned by Borrower:

     1.   2255 Industrial Blvd, Waycross, GA (Plant 1).

     Legal description of real property:

     PLANT NO. 1

     All that tract or parcel of land situate, lying and being in Land Lot 125 of the 8th Land District of Ware County, Georgia, described as follows:
     Commencing at the South-East corner of said Land Lot 125; thence proceeding North 34 degrees 31 minutes 44 seconds West, a distance of 1,785.96 feet to a concrete monument, the point or place of beginning; thence proceeding North 17 degrees 53 minutes 23 seconds East, a distance of 650.0 feet to an iron pin; thence proceeding North 72 degrees 05 minutes 55 seconds West, a distance of 404.46 feet to a concrete monument; thence proceeding South 17 degrees 57 minutes 56 seconds West, a distance of 650.06 feet to a concrete monument; thence proceeding South 72 degrees 06 minutes 33 seconds East, a distance of 405.31 feet to a concrete monument, the point or place of beginning. Said tract containing 6.0420 acres, more or less, more particularly described by a plat by Franklin Miles, Registered Land Surveyor No. 1847 dated December 11, 1995, and recorded in the public records of Ware County, Georgia.

                                 SCHEDULE VIII

            HAZARDOUS MATERIALS (<section><section> 10.19 and 14.5)


          The information set forth in the following documents is hereby incorporated in its entirety herein:

          1. Phase I Environmental Site Assessment Report for Plants 1, 2 and 3 dated August 25, 1995;

          2. Asbestos Survey, Radon Gas Testing and Sanborn Map Review for Plants 1, 2, 3 and 4 dated September 18,1995;

          3. Phase II Environmental Site Assessment Report for Plants 1, 2 and 3 dated September 21, 1995;

          4. Proposal for Additional AST Investigation on Plant No. 1 and Plant No. 2, dated September 25, 1995;

          5. Phase I Environmental Site Assessment Report for Plant 4 dated October 2, 1995;

          6. Proposal for Phase II Environmental Site Assessment on Plant No. 4, dated October 4, 1995;

          7. Phase I Environmental Site Assessment Report for Plant 5, dated October 11, 195;

          8. Report regarding Asbestos Abatement Cost Estimates dated October 12, 1995; and

          9. Report regarding the Well Surveys for Plants No. 1 and 2 dated October 20, 1995.

                                  SCHEDULE IX

                      BUSINESS ACTIVITIES (Section 11.28)


     The Borrower produces and sells single and double-section manufactured homes.

                                  SCHEDULE X

                     INDEBTEDNESS (INCLUDING INDEBTEDNESS
                           TO BE REFINANCED); LIENS
            (Section 10.5 and 11.31); CONTINGENT OBLIGATIONS (10.4)


Part 1.   INDEBTEDNESS NOT TO BE REFINANCED.

Corporate Guaranty of Deed to Secure Debt to Patterson Bank dated 12/30/93 from Waycross and Ware County Development Authority encumbering Plants 2 and 3 to secure Promissory Note in the original principal amount of $613,727.63 in connection with sale and lease-back transaction

LETTERS OF CREDIT:

     1) Letter of Credit No. PB020 dated 5/22/95 is issued by The Patterson Bank in favor of Tim-Bar Corporation in the maximum amount of $207,000 (said balance declining at the rate of $9,000 per month) as Security Deposit under Lease between Hi-Tech and Tim-Bar for Plant 4

     2) Irrevocable Letter of Credit No. PB013 dated 5/18/93 issued by The Patterson Bank in favor of Bankers Insurance Company for $50,000 securing South Carolina Manufacturer's Representative License Bonds

PERSONAL PROPERTY LEASES:

     1) Equipment Lease Agreements with Handling System Engineering, Inc. (all assigned simultaneously with execution by Handling Systems Engineering, Inc. to Toyota Motor Credit Corporation), all for Toyota Forklifts, as follows:

          6/2/95 ...............                        S/N 76092
          8/18/93...............                        S/N 75336
          ...............                               S/N 75390
          ...............                               S/N 75417
          ...............                               S/N 75431
          12/16/92 ...............                      S/N 75016
          12/8/93 ...............                       S/N 75536
          ...............                               S/N 75538

     Additional Toyota Forklifts are being leased from Handling Systems Engineering, Inc. by Lamar Housing, L.L.C.; documentation is being processed by Handling Systems Engineering, Inc.

     2) Four (4) each Guttermaker Extruders and Watertite Gutter Machines Leased pursuant to verbal understanding/arrangement with Fabwel, Inc. in consideration of $1 annual rent and purchase of raw materials from Fabwel, Inc.

     3) Four (4) Heat Duct Machines leased pursuant to arrangements with AMS of Indiana, Inc., dated 1995, in consideration of $1 annual rent and purchase of raw materials from AMS of Indiana, Inc.

     4) "Warranty Track" software license/lease (unwritten) from GPR Software Systems

REAL PROPERTY LEASES

     1) Contract of Lease and Rent dated 12/30/93 in connection with sale and lease-back to/from Waycross and Ware County Development Authority for real property referred to as Plants 2 and 3, including also general indemnification in favor of Lessor in Articles IX and XII thereof; Assignment of Contract of Lease and Rent dated 12/30/93 from Waycross and Ware County Development Authority to The Patterson Bank

     2) Sublease Agreement dated 7/1/95 between HI-TECH PROPERTIES, INC. as sublessor and GMH for real property referred to as Plant 4; Lease Agreement dated 5/26/95 between Tim-Bar Corporation and Hi-Tech Properties, Inc. (the primary lease underlying the sublease to GMH), including also an environmental indemnity and hold harmless provision in favor of Lessor in
     Section 13 of such primary lease; and Contract of Lease and Rent dated August 1, 1987 between the Waycross and Ware County Development Authority and Tim-Bar Corporation

     3) Lease Agreement with Option to Purchase dated 7/10/95 between R. A. Warr & Wayne Evans (dba Lamar Warehouse Co.) and Lamar Housing, L.L.C. for Plant 5 in Lamar, South Carolina, including also an environmental indemnity and hold harmless provision in favor of Lessor in Section 22 thereof

     4) Sublease dated October 10, 1995 between Hi-Tech Properties, Inc. and GMH of vacant land adjacent to Plant 4, to be used for storage of finished goods, and Lease Agreement dated October 10, 1995, between Waycross and Ware County Development Authority and Hi-Tech Properties, Inc. (the primary lease underlying the sublease to GMH)

     5) Ground Lease dated 9/19/94 between Ware County and the City of Waycross as Lessors and GMH for airplane hangar

TITLE COMMITMENTS:

PLANT 1

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, No. 6767-41 dated as of the date of Closing.

PLANT 2

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, No. 6767-35 dated as of the date of Closing.

PLANT 3

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, No. 6767-43 dated as of the date of Closing.

PLANT 4

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, No. 6767-48C dated as of the date of Closing.

VACANT LAND

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, No. 6767-99 dated as of the date of Closing.

PLANT 5

All those exceptions to title set forth on Schedule B, Part 11 of the final commitment to issue title issuance prepared by First American Title Insurance Company, Commitment No. FA-CC-SC-37 (file No.: 9S-079) dated as of the date of Closing.

UCC-1S ON RECORD

1.   Debtor:  General Manufactured Housing, Inc.
     Secured Party:  Wrenn Handling, Inc.
     Assignee:  Hyster Credit Company
     Filing  location:   Office  of  Clerk,  Superior  Court,  Ware County,
     Georgia
     Filing Date:  7/20/90
     Maturity Date:  7/1/95.
     Collateral:  1 Hyster Model H60XL
     S/N:A177B2933OJ, etc.

2.   Debtor:  General Manufactured Housing, Inc.
     Secured Party:  Wrenn Handling, Inc.
     Assignee:  Hyster Credit Company
     Filing location: Office of Clerk, Superior Court, Ware County, Georgia Filing Date: 8/16/90
     Collateral:  1 Hyster Model H60XL
     S/N:B177B01775L, etc.

3.   Debtor:  General Manufactured Housing
     Secured Party:  Fabwel, Inc.
     Filing location: Office of Clerk, Superior Court, Ware County, Georgia Filing Date: 7/7/93
     Collateral:  1 Guttermaker Extruder, Model #4050, Serial #2053, etc.

4.   Debtor:  General Manufactured Housing, Inc.
     Secured Party:  Toyota Motor Credit Corp.
     Assignee:  Handling Systems, Eng.
     Filing location: Office of Clerk, Superior Court, Ware County, Georgia Filing Date: 8/29/93
     Collateral: For informational purposes only. 4 new Toyota forklifts, etc.

5.   Debtor:  General Manufactured Hsg
     Secured Party:  Fabwel, Inc.
     Filing location: Office of Clerk, Superior Court, Ware County, Georgia Filing Date: 10/29/93
     Collateral:  1 5" Watertitle 5" Guttermachine, serial #W1181236, etc.

6.   Debtor:  General Manufactured Hsg
     Secured Party:  Toyota Motor Credit Corp.
     Assignee:  Handling Systems, Eng.
     Filing location: Office of Clerk, Superior Court, Ware County, Georgia Filing Date: 12/10/93
     Collateral: For informational purposes only. 2 new Toyota forklifts, etc.


Part 2.   INDEBTEDNESS TO BE REFINANCED.

A.   SECURED DEBT OBLIGATIONS:

     1) Deed to Secure Debt to BankSouth, Waycross dated 5/25/88 encumbering Plant 1, securing two Promissory Notes dated 5/25/88 for $400,000 and $186,793, respectively (personally guaranteed by Sam Scott)

     2) Promissory Note in the original principal amount of $600,000 dated 8/24/94 in favor of NationsBank of Georgia, N.A., secured by Security Agreement dated 8/24/94 encumbering aircraft, engines, propellers, accessories and parts including UCC and FAA filings.

     3) Deed to Secure Debt (second mortgage) dated 3/2/95 encumbering Plant 1 real property, to The Patterson Bank, securing Note for payment of Letter of Credit in favor of Tim-Bar Corporation in the maximum amount of $209,000 as Security Deposit under Lease between Hi-Tech and Tim-Bar for Plant 4

     4) Installment Promissory Notes of GMH Acquisition Corp. to each of Samuel P. Scott, and Sherry J. Scott, as joint tenants, Drew Eric Scott, Gregory Keith Scott, and Kelly Scott Herold, as Trustee, due January 15, 1996, in the aggregate principal of $45,000,000.


Part 3.   CONTINGENT OBLIGATIONS

REPURCHASE AGREEMENTS:

1)   BOMBARDIER CAPITAL INC. Floorplan Repurchase Agreement dated 8/7/92

2)   FORD MOTOR CREDIT Manufacturer Agreement and Addendum dated 11/19/90

3) GREEN TREE FINANCIAL CORPORATION Stock Floorplan Financing Agreement dated 2/24/95 ad Pre-Sold Floor Financing Agreement dated 1/25/94

4) DEERE CREDIT, INC. (A/K/A DEERE CREDIT SERVICES, INC., A/K/A JOHN DERRE CREDIT) Manufacturer's Financing Agreement and Addendum dated 7/19/94

5)   ITT COMMERCIAL FINANCE  CORP.  Floor Plan Repurchase Agreement dated 3/4/88

6) NATIONSCREDIT COMMERCIAL CORPORATION Inventory Repurchase Agreement dated 7/21/93 and corporate Guaranty by Borrower up to $117,537 on specific invoices, dated 4/3/95

7)   WHIRLPOOL FINANCIAL CORPORATION Repurchase Agreement dated 4/17/90

8) SECURITY PACIFIC SERVICES, INC. Retail Credit Line arrangements dated 10/9/89, including Manufacturer's Invoicing Certification, Manufacturer's Indemnification Agreement, and personal guaranty (which expired by its own terms on or about 10/9/94)

9)   SOUTHTRUST BANK Repurchase Agreement dated 11/14/91

In addition, the Company has entered into repurchase agreements with numerous local and regional financial institutions (generally providing floorplan/inventory financing for a single dealer) which in the aggregate represent not more than 20% of the Company's total repurchase obligation (in dollars).

                                  SCHEDULE XI

                    FINANCIAL INFORMATION (<section> 10.3)


     The following adjustments were made by Arthur Andersen, LLP in connection with the unaudited statements of earnings, stockholders' equity and changes in financial position of GMH for the ten month period ending October 31, 1995:

     1)   $80,000 revaluation of inventory adjustment.

     2)   $280,000 addition to warranty reserve accrual.

     3)   $274,000 addition to accrual for Georgia state taxes.

                                 SCHEDULE XII

                        AGENT'S FEES (<section> 10.20)


     $1,565,000 Larkspur Capital Corporation

     $  500,000 R. Lewis Ray

     $  500,000 Strategic Investments & Holdings, Inc.

     $  300,000 Alliance Corporate Finance Group Incorporated

                                 SCHEDULE XIII
PARENT EQUITY INTERESTS
                          ISSUED AND OUTSTANDING STOCK OF THE COMPANY


                                                                             NUMBER OF SHARES
                                            SERIES A       SERIES B         CLASS A            CLASS B      CLASS C
STOCKHOLDER                                 PREFERRED      PREFERRED        COMMON             COMMON       COMMON       WARRANTS
Bulldog Holdings LLC                                        1,400,000
RFE Investment Partners V, L.P.             4,690,351         439,720       714,546
State Treasurer of the State of Michigan,
Custodian of the Michigan Public School
Employees' Retirement System, State
Employees' Retirement System, Michigan
State Police Retirement System, and
Michigan judges Retirement System           3,076,922        288,462        468,750
Sterling Commercial Capital, Inc.             232,727         21,818         35,454
The Equitable Life Assurance Society of
the United States                                                                                                        350,000

Eileen V. Austen                                                                                                          54,687

Paul C. Cronson                                                                                                           54,687

Robert c. Goodwin                                                                                                         54,688

Robert C. Mayer                                                                                                           54,688

Samuel P. Scott and Sherry J. Scott, as
Joint Tenants                                                                92,749
Kelly Scott Herold, as Trustee for the
Kelly Scott Herold Revocable Trust - 1995                                    71,167
Gregory Keith Scott                                                          71,167
Drew Eric Scott                                                              71,167
Lannis Thomas                                                                28,000
Wayne Roberts                                                                28,000
Thomas M. Vinson                                                             21,000
Bruce Hallock                                                                14,000
Michael O'Gorman                                                             14,000
Benny Bryan                                                                  13,125
James H. McClellan                                                           13,125
                                          ---------      ---------        ---------            ------       -------      -------
Total                                     8,000,000      2,150,000        1,656,250                 0             0      568,750

                                 SCHEDULE XIV

                   Material Adverse Change (<section> 10.3)

     1) Borrower and Oakwood Mobile Homes, a manufacturer and retailer headquartered in North Carolina, had an agreement pursuant to which Borrower was to supply 24 foot, double-wide homes to Oakwood's captive retail network. Borrower expected to use Plant No. 4 located in Waycross, Georgia exclusively for the construction of these homes. Oakwood gave notice to Borrower, on or about August 25, 1995, that it would not be ordering any further homes from Borrower for the foreseeable future due to over manufacturing by Oakwood of its own products, and the desire for their retail network to sell Oakwood's products before those manufactured by Borrower. All homes that had been ordered to that time were completed by Borrower and purchased by Oakwood. Borrower has shifted double-wide production to Plant No. 4 in order to reduce its considerable backlog of orders. In its notification, Oakwood characterized this situation as temporary; however, no assurances can be given that such suspension may not be permanent. Sales to Oakwood accounted for approximately 10% of Borrower's total revenues during the first six months of 1995.

     2) Lamar Housing LLC, a Georgia limited liability company, was merged into General Manufactured Housing, Inc. on December 15, 1995. Lamar Housing LLC ceased to exist as a result of that merger.

     3) Barry Murray, an employee of Murray Plumbing Co., Inc., a Georgia corporation and subcontractor of Solar Shield, Inc., a South Carolina corporation and contractor engaged by Borrower, has filed a complaint in connection with a July 1994 accident which occurred at a plant of Borrower. Plaintiff seeks $2,500,000 for personal injury and loss of consortium.

                                  SCHEDULE XV

                           Lamar Merger Instruments
                          Acquisition Instruments and
                     Merger Instruments (<section> 10.11)

                                     NONE

                                 SCHEDULE XVI

                Transactions with Affiliates (<section> 11.29)


Payments under Borrowers Incentive Compensation Plan

Preferred Dividends

Payments under Borrower's Executive Bonus Plan

Payment of Base Management Fees and Incentive Management Fees

RFE option, puts and calls all under the Investors' Rights Agreement

Conversion of shares pursuant to terms of Restated Certificate of Incorporation of GMH Holdings, Inc.

Exercise of Warrants to purchase stock of Parent

Stock Repurchase pursuant to any Employment Agreement

Any other transfers among shareholders permitted by the Stockholders
Agreement

                                 SCHEDULE XVII

                        Accrued Amounts (<section> 2.5)

Payments under Borrower's Incentive Compensation Plan

Payments under Borrower's Executive Bonus Plan

Preferred Dividends

Interest on Junior Subordinated Notes and Senior Subordinated Notes

                                   EXHIBIT A

                                (Section 2.1.3)

                                  LC GUARANTY


     THIS GUARANTY, dated as of ______________, 19__, is from FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Guarantor"), to [APPLICABLE ISSUER], a _________________ ("Bank").

                               R E C I T A L S:

     WHEREAS, General Manufactured Housing, Inc. ("Obligor"), and Bank have entered into that certain LC Reimbursement Agreement, dated _________, 19__ (the "Letter of Credit Agreement"); and

     WHEREAS, pursuant to the Letter of Credit Agreement, Bank is issuing the Letters of Credit described in Schedule I hereto, as such schedule may be amended with the prior written consent of Guarantor from time to time to provide for additional Letters of Credit, in the stated amounts (such amount with respect to any such Letter of Credit being herein called its "Stated Amount"), and for the benefit of such persons, as are specified in such SCHEDULE I (the foregoing Letters of Credit being herein referred to as the "Credits"); and

     WHEREAS, it is a condition precedent to the issuance of the Credits that Guarantor provide this Guaranty to Bank; and

     WHEREAS, Guarantor, for good and sufficient consideration, the receipt of which is hereby acknowledged, is willing to execute and deliver this Guaranty;

     NOW, THEREFORE, Guarantor hereby agrees for the benefit of Bank as follows:

     1. GUARANTY. For value received, and to induce Bank to issue the Credits, Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor and as surety, whether at stated maturity, by acceleration or otherwise, the full and punctual payment when due of all reimbursement and other obligations of Obligor to Bank arising from or related to the Credits (collectively, the "Obligations"), and agrees to pay any reasonable expenses (including reasonable counsel fees and expenses) incurred by Bank in enforcing any right under this Guaranty. The right of recovery against Guarantor under this Guaranty is, however, limited to the Cap Amount (as hereinafter defined) plus accrued interest on such amount and plus all expenses of enforcing this Guaranty. The Cap Amount as of ______________, 199__ (the "Closing Date") shall be $___________ (the "Cap Amount"); PROVIDED, HOWEVER, that the then current Cap Amount shall be automatically reduced by the Stated Amount of each Credit when
(i) such Credit terminates or expires, (ii) such Credit has been surrendered by the beneficiary thereof to Bank, and (iii) subject to SECTION 2(A), if such Credit has been drawn upon, Bank has been reimbursed in full for its disbursement thereunder, and provided further that interest accruing more than thirty (30) days after the date of Bank's honoring of any demand under a Credit shall not be reimbursed if Bank fails to give the written notice required in
SECTION 2(A) hereof within thirty (30) days after Bank's honoring of the related demand.

     2.   GUARANTY ABSOLUTE.

          (a) This is a guarantee of payment and not merely of collection. Guarantor hereby covenants and agrees that in case Obligor shall fail duly and punctually to pay the Obligations on the date on which such payment is due, Guarantor will, within five (5) days of the actual receipt of written notice from Bank to such effect, and of the amount which Obligor has failed to pay, pay such amount, subject to the penultimate sentence of SECTION 1 hereof. The liability of Guarantor under this Guaranty shall be absolute and unconditional and shall not be discharged except by valid, final and irrevocable payment as herein provided, irrespective of: (i) any law, regulation, or order, or interpretation thereof, now or hereinafter in effect in any jurisdiction affecting or purporting to affect any of the terms or rights of Bank with respect to the Obligations or with respect to this Guaranty; (ii) any lack of validity or enforceability of the Letter of Credit Agreement; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or
     (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Obligor in respect of any of the Obligations of Guarantor in respect of any obligations under this Guaranty. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time such payment of any of the Obligations is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Obligor or otherwise, all as though such payment had not been made.

          (b) Except for any liability under the last sentence of SUBPARAGRAPH 2(A), the Guaranty shall continue in effect with respect to the Credit until 4:59 p.m., Chicago time, on the date following seven (7) days after the then current expiry date of such Credit; PROVIDED, HOWEVER, that this Guaranty shall continue in effect until no Obligations are owing under the Credits and the Letter of Credit Agreement.

     3. WAIVER. Guarantor hereby unconditionally waives, except as expressly provided in this Guaranty, in the Letter of Credit Agreement or in any Credit:
(a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty; (b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including Guarantor, and any requirement that Bank protect, secure, perfect or insure any security interest or lien of any property subject thereto or exhaust any right or take any action against Obligor or any other person or entity or any collateral; (c) all other notices to which Guarantor may be entitled but which may legally be waived; and (d) to the maximum extent provided by law, all rights under any state or federal statute dealing with or affecting the rights of creditors.

     4. NO WAIVERS; REMEDIES. No failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by Bank to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by Bank of any payment by any person of the Obligations, with knowledge of a default with respect to any of the Obligations or of a breach of this Guaranty, or both, shall not be construed as a waiver of the default or breach. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants as follows:

          (a) Guarantor is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Guaranty.

          (b) The execution and delivery of this Guaranty by Guarantor and the performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its membership agreement or any law, regulation or contractual restriction binding on or affecting it or its property.

          (c) All consents, authorizations and approvals required for the execution and delivery by Guarantor of this Guaranty and the performance of its obligations hereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required for that execution, delivery or performance.

          (d) This Guaranty is Guarantor's legal, valid and binding obligation, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject to general principles of equity.

          (e) The ultimate determination of all proceedings pending or, to the best of its knowledge, threatened against Guarantor at law or in equity or before any governmental instrumentality or in any arbitration will not, in the aggregate, materially impair its ability to perform its obligations under this Guaranty, and no such proceeding purports or is likely to affect the legality, validity or enforceability of this Guaranty.

          (f) No proceeding has been instituted in a court seeking a decree or order (i) for relief in respect of Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of Guarantor, or for any substantial part of Guarantor's property, in an involuntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (3) for the winding up or liquidation of the affairs of Guarantor.

          (g) Guarantor (i) commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now in effect, or (ii) consented to the entry of an order for relief in an involuntary case under any such law, or (iii) consented to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of Guarantor or for any substantial part of the property of Guarantor, or (iv) made a general assignment for the benefit of creditors, or (v) failed generally to pay its debts as they become due, or
     (vi) taken any corporate action in furtherance of any of the foregoing.

     6. CONTINUING GUARANTY, TRANSFER; ASSIGNMENT. This Guaranty is a continuing guaranty and shall (i) be binding upon Guarantor, its successors and assigns, and (ii) inure to the benefit of and be enforceable by Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing, Bank may assign or otherwise transfer any evidence of any of the Obligations to any other person or entity, and such person or entity shall thereupon become vested with all the rights in respect thereof granted to Bank herein or otherwise, PROVIDED, HOWEVER, that each transferee or assignee shall be bound by all waivers, notices and actions granted, given, taken and made prior to the time of the assignment or transfer to it. The duties and obligations of Guarantor may not be delegated or transferred by Guarantor without the written consent of Bank.

     7. VALIDITY; AMENDMENTS. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Guaranty shall be construed as if the invalid or unenforceable provision had never been a part of it; PROVIDED, HOWEVER, that in no event shall the liability of Guarantor be greater than as set forth in the penultimate sentence of SECTION 1 hereof. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. None of the terms or provisions of the Letter of Credit Agreement may be waived, altered, modified or amended without the prior written consent of Guarantor and this Guaranty shall be void as to any such waiver, alteration, modification or amendment purported to be made without such consent.

     8. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to Guarantor, mailed by first class, certified mail, or telecopied, or delivered to it, in each case addressed to it at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Contract Administration, with a copy to General Counsel (telecopy number ___________________); and if to Bank, mailed by first class, certified mail, or telecopied, or delivered to it, in each case addressed to it at _________________________, Attention: ________________ (telecopy number
___________________), or as to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be effective three (3) days after being deposited in the mails (except that a mailed notice pursuant to the second sentence of SECTION 2(A) hereof shall only be effective upon actual receipt thereof by Guarantor) or when telecopied (having received the answer back), or when delivered by hand respectively, addressed as aforesaid.

     9. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to conflicts of law principles.

     WITNESS the due execution hereof intending to be legally bound.

                                         FIRST SOURCE FINANCIAL LLP

                                         By:  First Source Financial, Inc.,
                                              its Agent/Manager


                                         By: ______________________________
                                             Name: ________________________
                                             Title: _______________________



ACCEPTED:

[BANK]

By:  ______________________________
Name: ________________________
Title:    ________________________

                                  SCHEDULE I
                   TO LC GUARANTY DATED AS OF _____________

                               LETTERS OF CREDIT


NUMBER         DATE                             STATED AMOUNT BENEFICIARY

                                   EXHIBIT B

                                (Section 2.1.3)

                          LC REIMBURSEMENT AGREEMENT



As of _________________, 19___

[BANK]
________________________
________________________
________________________

Attention: _____________

Ladies and Gentlemen:

By its acceptance below, and subject to the terms of this Agreement, ________________ (the "Letter of Credit Issuer") has agreed to issue, at the request and for the account of General Manufactured Housing, Inc. ("Account Party"), an irrevocable letter of credit substantially in the form of EXHIBIT I hereto (as from time to time hereafter amended, the "Letter of Credit"), dated on or about _____________, 19___, and with an expiry date of ________________,
19___ (as from time to time hereafter extended, the ("Expiry Date") in favor of (NAME OF BENEFICIARY) (the "Beneficiary") in a maximum face amount equal to $________________.

The Account Party and the Letter of Credit Issuer hereby agree as follows with respect to the Letter of Credit:

     1. REIMBURSEMENT OBLIGATION. The Account Party hereby irrevocably and unconditionally agrees with the Letter of Credit Issuer that in the event the Letter of Credit Issuer shall make any payment to the Beneficiary under the Letter of Credit, each payment shall constitute, without necessity of further act or evidence whatsoever, an obligation (arising on the date payment is made to the Beneficiary by the Letter of Credit Issuer) to reimburse the Letter of Credit Issuer upon demand (the "Reimbursement Obligation") in the principal amount equal to the amount of such payment. The Reimbursement Obligation will bear interest at the rate per annum equal to the Reference Rate (as hereinafter defined) plus 2% per annum from the date of payment to the Beneficiary under the Letter of Credit, payable upon demand. To the extent that any monies are received by the Letter of Credit

Issuer in respect of the Reimbursement Obligation and other amounts owed to the Letter of Credit Issuer pursuant to or in connection with this Agreement, such monies shall be applied in such order of application (whether to the principal amount of any Reimbursement Obligation or interest, or both, or otherwise) as the Letter of Credit Issuer may from time to time in its sole discretion elect. As used herein, the term "Reference Rate" means, at any time, the rate then most recently announced by the Letter of Credit Issuer at _______________ as its reference rate.

     2. LETTER OF CREDIT FEE. The Account Party agrees to pay or cause to be paid to the Letter of Credit Issuer a reasonable fee as agreed upon by such parties, to be payable at such time or times as such parties agree. If any payment of the fee is not made when due, then such fee shall bear interest until paid at a rate per annum equal to 1/2 of 1% per annum, payable upon demand.

     3.   INDEMNIFICATIONS.

          (a) The Account Party hereby indemnifies and holds harmless the Letter of Credit Issuer from and against any and all claims, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees and legal costs) whatsoever which the Letter of Credit Issuer may incur by reason of or in connection with the execution, delivery or performance of, or payment under, this Agreement or the Letter of Credit, except if and to the extent that such claim, damage, loss, liability, cost or expense shall be caused by (i) the willful misconduct or gross negligence of the Letter of Credit Issuer in performing its obligations under this Agreement or the Letter of Credit (including in determining whether documents presented or delivered under the Letter of Credit appear to comply with the terms of the Letter of Credit) or (ii) the Letter of Credit Issuer's payment against a certificate presented under the Letter of Credit which does not appear on its face to substantially comply (and, in any event, does not appear on its face to comply in every material respect) with the terms thereof.

          (b) The Account Party further indemnifies and holds harmless the Letter of Credit Issuer from and against any and all claims, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees and legal costs) which may arise or be created by the Letter of Credit Issuer's acceptance of telecommunication instructions from the Guarantor (as herein defined) or the Account Party in connection with the Letter of Credit, including, but not limited to, telephonic instructions in connection with any waiver of discrepancies.

     4. OBLIGATIONS OF THE ACCOUNT PARTY AND LIABILITY OF LETTER OF CREDIT ISSUER. Except as provided in SECTION 3 hereof, the Account Party agrees to pay to the Letter of Credit Issuer all Reimbursement Obligations, interest and fees and any other amounts payable to the Letter of Credit Issuer hereunder. The obligation of the Account Party to pay such amounts shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

          (a) the existence of any claim, set-off, defense or other right which the Beneficiary, the Account Party, the Guarantor, the Letter of Credit Issuer or other person or entity may have at any time against the Beneficiary, the Account Party, the Guarantor, the Letter of Credit Issuer or any other person or entity for any reason whatsoever, whether in connection with this Agreement, the Letter of Credit, the Guaranty (as hereinafter defined) or any agreement or document referred to in any thereof or in connection with any unrelated transaction;

          (b) any certificate presented under the Letter of Credit providing to be forged, fraudulent or invalid; or

          (c) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

In addition, neither the Letter of Credit Issuer nor any of its directors, officers, employees or agents shall have any liability or responsibility of any kind to the Beneficiary, the Account Party, the Guarantor or any other person or entity under or in connection with the Letter of Credit, in connection with any acts or omissions of any of the foregoing persons or entities or in connection with any payment or failure to make payment thereunder by the Letter of Credit Issuer under any circumstances whatsoever, except that the Letter of Credit Issuer shall be liable for the amount of any damages suffered by the Account Party or the Guarantor which are caused by the Letter of Credit Issuer's willful misconduct or negligence in performing its obligations under this Agreement or the Letter of Credit (including in determining whether documents presented or delivered under the Letter of Credit appear to comply with the terms of the Letter of Credit). In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

     5. INCREASED COSTS/TAXES. If as a result of any law, regulation, treaty or directive, or any change therein, or in the interpretation or application thereof or the Letter of Credit Issuer's compliance with any request or directive (whether or not having the force of law) from any court or governmental authority, agency or instrumentality, any reserve, premium, special deposit, special assessment or similar requirements against (a) the Letter of Credit Issuer's assets, (b) deposits with the Letter of Credit Issuer or for its account, or (c) credit extended by the Letter of Credit Issuer, are imposed, modified or deemed applicable and the Letter of Credit Issuer determines that, by reason thereof, the cost to it of issuing or maintaining the Letter of Credit is increased, the Account Party agrees to pay to the Letter of Credit Issuer upon demand (which demand shall be accompanied by a statement setting forth the basis for the calculation thereof) such additional amount or amounts as will compensate it for such additional cost. Determinations by the Letter of Credit Issuer, for the purposes of this SECTION 5, of the additional amounts required to compensate it in respect of the foregoing shall be conclusive absent manifest error. The Account Party further agrees to pay any applicable levies or other taxes imposed in connection with the Letter of Credit other than net income taxes payable by the Letter of Credit Issuer.

     6. GUARANTY. It is a condition precedent to the issuance of the Letter of Credit that First Source Financial LLP, an Illinois registered limited liability partnership (the "Guarantor"), execute and deliver to the Letter of Credit Issuer a Guaranty substantially in the form of EXHIBIT II hereto (as from time to time thereafter amended, the "Guaranty").

     7.   MISCELLANEOUS.

          (a) All notices, demands and other communications hereunder shall be in writing, make reference to the Letter of Credit by number thereof and, in the case of each party hereto, mailed or delivered to it addressed:

          (i) in the case of the Account Party, at its address set forth below, WITH A COPY TO:

                 c/o First Source Financial, Inc.
                 2850 West Golf Road
                 5th Floor
                 Rolling Meadows, Illinois  60008
                 Attention:  Contract Administration

          (ii) in the case of the Letter of Credit Issuer, at its address set forth above; and

          (iii) in the case of either party, at such other address as shall be designated by such party in a written notice to the other party hereto and complying as to delivery with the terms of this SUBSECTION 7(A).

     All notices, demands and other communications provided for hereunder shall be effective three days after deposited in the first class mails, postage prepaid, registered or certified mail, or delivered by hand, addressed as aforesaid.

          (b) All payments to the Letter of Credit Issuer shall be made in immediately available funds. Funds received after 12:30 p.m., Chicago time, shall be deemed to have been received by the Letter of Credit Issuer on the next Business Day. As used herein "Business Day" shall mean a day on which the Letter of Credit Issuer (at its above address, or if appropriate, its substitute principal office in _________, ___________) is open for the purpose of conducting a commercial banking business.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. No provision of this Agreement shall be deemed to require the payment, or permit the collection, of interest in excess of that permitted by applicable law.

          (d) This Agreement (except as to the obligations of the Account Party to the Letter of Credit Issuer under SECTIONS 1, 3 AND 4 hereof and as to liability for sums then due and owing and claims under SECTION 2 hereof, which shall survive) and the Letter of Credit may be canceled by the Account Party upon delivery of the Letter of Credit for cancellation to the Letter of Credit Issuer.

          (e) This Agreement (except as to obligations of the Account Party to the Letter of Credit Issuer under SECTIONS 1, 3 AND 4 hereof and as to liability for sums then due and owing and claims under SECTION 2 hereof, which shall survive) and the Letter of Credit shall terminate immediately and be of no further force or effect upon the Letter of Credit Issuer's close of business at its principal office in ___________, ___________ on the Expiry Date or, if such day shall not be a Business Day, at the closing of business on the first Business Day next succeeding said date. Should the Letter of Credit terminate under the foregoing sentence, then the Account Party shall return or cause to be returned to the Letter of Credit Issuer the Letter of

     Credit.

          (f) This Agreement shall be deemed to be a contract made under the internal laws of the State of Illinois, and shall, as to matters not governed by the Uniform Customs (as hereinafter defined), be construed in accordance with the laws of said State, without regard to principles of conflict of law. This Agreement is subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). None of the terms or provisions of this Agreement or of the Letter of Credit may be waived, altered, modified, or amended except by an instrument in writing duly signed for and on behalf of the parties hereto and the Guarantor and, in the case of the Letter of Credit, the Beneficiary.

          (g) This Agreement shall be binding upon, and inure to the benefit of, the Account Party, the Guarantor and the Letter of Credit Issuer and their respective successors and assigns.

If the foregoing terms of this letter are in accordance with your understanding of our agreement, please sign and deliver to us one or more counterparts of this letter, whereupon this letter shall constitute a binding agreement between the Letter of Credit Issuer and the Account Party as of the date first above written.

Very truly yours,

GENERAL MANUFACTURED HOUSING, INC.

By:________________________________
Name Printed:______________________
Its:_______________________________


Address:

___________________________________
___________________________________
___________________________________
___________________________________


Accepted and Agreed to:

[BANK]


By:________________________________
Name Printed:______________________
Its:_______________________________

                                   EXHIBIT C

                                 (Section 2.2)

                 WORKING CAPITAL COMMITMENT EXTENSION REQUEST


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL  60008


Ladies and Gentlemen:

     This Working Capital Commitment Extension Request is furnished pursuant to the Secured Credit Agreement, dated as of December 21, 1995 (as from time to time amended, modified or supplemented, the "Secured Credit Agreement"), between General Manufactured Housing, Inc., a Georgia corporation, and First Source Financial LLP, an Illinois registered limited liability partnership. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

     In accordance with SECTION 2.2 of the Secured Credit Agreement, the undersigned hereby requests an extension of the Working Capital Loan Termination Date for $___________ of the Working Capital Commitment to the earlier of __________, 19___ or the Revolving Loan Termination Date (or, in either case, if such date is not a Business Day, to the next preceding Business Day).

     Please indicate your consent to such extension by signing the enclosed copy of this letter in the space provided below and returning it to the undersigned.

Very truly yours,

GENERAL MANUFACTURED HOUSING, INC.

By:_________________________
Name Printed:_______________
Its:________________________


The undersigned hereby consents this ____ day of _____________, 19__ to the extension of the Working Capital Loan Termination Date as requested above.

FIRST SOURCE FINANCIAL LLP

By:  First Source Financial, Inc.,
     its Agent/Manager

     By:_________________________
     Name Printed:_______________
     Its:________________________

                                   EXHIBIT D

                                (Section 2.3(a)

                           NOTICE OF LIBOR ACTIVITY


TO:       First Source Financial, Inc., as Servicer
          2850 West Golf Road
          5th Floor
          Rolling Meadows, Illinois  60008

ATTN:     Maria C. Pacios/Loan Administration

RE:       LIBOR Activity

          We refer to that certain Secured Credit Agreement, dated as of December 21, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Secured Credit Agreement") by and between GENERAL MANUFACTURED HOUSING, INC., as Borrower, and FIRST SOURCE FINANCIAL LLP, as Lender. Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement.

          Pursuant to __________ and/or ____________ of the Secured Credit Agreement, Borrower hereby requests Lender to convert and or continue the Loan(s) indicated below (collectively, the "Requested LIBOR Activity"):

          Please circle relevant transactions/activities
                AND COMPLETE REQUESTED INFORMATION

LIBOR CREATE (CONVERSION FROM REFERENCE RATE):

Effective Date:

Term [months] (circle one)      1      3       6

Amount:      ____________  [minimum $1,000,000 in increments of $200,000]

Affected Piece:  (circle one) Working Capital          Revolver

LIBOR MATURING: (circle one)

CONVERSION TO REFERENCE RATE  CONTINUATION TO NEW LIBOR RATE

Original Date: _____________

Original Amount:____________

Affected Piece:  (circle one) Working Capital        Revolver

Effective Date:

Term [months] (circle one)    1     3     6

Amount:      ____________  [minimum  $1,000,000  in  increments  of $200,000]

Affected Piece:  (circle one) Working Capital        Revolver

Comments:___________________________________________________________________
____________________________________________________________________________
_________________________.

     To induce Lender to effect the Requested LIBOR Activity, Borrower hereby represents and warrants to Lender that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from such Requested LIBOR Activity.

     (b) The warranties contained in the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof.

     (c) No material adverse change has occurred and no notice of prospective material adverse change has been received with respect to insurance maintained by Borrower or any of its Subsidiaries.

     (d) Since the date of the most recent financial statements delivered to Lender pursuant to the Secured Credit Agreement, no material adverse change has occurred in the financial condition, operations, assets, business or prospects of Borrower or any of its Subsidiaries.

     (e) Except as disclosed in the schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceedings, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred, is pending or known to be threatened against Borrower or any Subsidiary of Borrower,
          (ii) no material development not so disclosed has occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, and (iii) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous Loan, provision of an LC Guaranty or Requested LIBOR Activity, whichever shall have more recently occurred), which, (in the case of each of the foregoing CLAUSES (I) through (III)) singly or in the aggregate in the opinion of Lender has affected or is likely to affect materially and adversely the financial condition, operations, assets, business or prospects of Borrower or any Subsidiary of Borrower or the ability of Borrower or any Subsidiary of Borrower to perform its respective obligations in connection with the Secured Credit Agreement and the Related Documents.

     (f) All conditions to the making of such Requested LIBOR Activity as set forth in the Secured Credit Agreement and the Related Documents have been satisfied.

Dated this ____ day of ____________, ____.

                                   GENERAL MANUFACTURED HOUSING, INC.


                                   By:    __________________________
                                   Print Name:  ____________________
                                   Its:   __________________________

                                  SCHEDULE I

                               FOR FSFI USE ONLY

Rate set for ________________ month LIBOR

Please be advised that the rate set for the LIBOR effective
_________________ (date) for GENERAL MANUFACTURED HOUSING,
INC._________________________ (tranche) has been set as follows:

LIBOR Rate:      _________
*Spread          _________
All in Rate:     _________

Effective:       _________
Maturity Date:   _________
Total Principal: _________



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT E

                                REVOLVING NOTE

$16,000,000                                              Due April 1, 2000
                                                         December 21, 1995


     FOR VALUE RECEIVED, on or before April 1, 2000 the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of The First National Bank of Chicago in Chicago, Illinois the principal amount of SIXTEEN MILLION AND NO/100 DOLLARS ($16,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

     This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) among the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                                  GENERAL MANUFACTURED HOUSING, INC.


                                  By:
                                        Name Printed:
                                        Its:



                                  Attention:

                                  Telecopy:
                                  Telephone:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.


                                   EXHIBIT F

                             WORKING CAPITAL NOTE

$6,000,000                                                December 21, 1995


     FOR VALUE RECEIVED, on or before January 1, 1999 (unless extended pursuant to a Working Capital Commitment Extension Request under Section 2.2 of the Secured Credit Agreement hereinafter referred to, in which event this Note shall mature on or before the Working Capital Loan Termination Date, the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of The First National Bank of Chicago in Chicago, Illinois the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000) or, if less, the aggregate unpaid principal amount of all Working Capital Loans made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

     The undersigned promises to pay interest on the unpaid principal amount of each Working Capital Loan from the date of such Working Capital Loan until such Working Capital Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

     This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) among the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                                 GENERAL MANUFACTURED HOUSING, INC.


                                 By:
                                      Name Printed:
                                      Its:



                                 Attention:

                                 Telecopy:
                                 Telephone:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT G

                                TERM LOAN NOTE

$4,000,000                                            Due January 1, 2001
                                                        December 21, 1995


     FOR VALUE RECEIVED, on or before January 1, 2001 the undersigned hereby promises to pay to the order of First Source Financial LLP, an Illinois registered limited liability partnership ("Lender") at the principal office of The First National Bank of Chicago in Chicago, Illinois the principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000) or, if less, the aggregate unpaid principal amount of all Term Loan made by Lender pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of the Term Loan from the date of hereof until the Term Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

     This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement dated as of the date hereof (and, if amended, all amendments thereto) among the undersigned and Lender (herein called the "Secured Credit Agreement"), to which Secured Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Secured Credit Agreement relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Secured Credit Agreement and the Related Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                               GENERAL MANUFACTURED HOUSING, INC.


                               By:
                                        Name Printed:
                                        Its:



                               Attention:

                               Telecopy:
                               Telephone:

                                   EXHIBIT H

                               (Section 11.1.6)

                            COMPLIANCE CERTIFICATE

TO:  First Source Financial LLP
     2850 West Golf Road
     5th Floor
     Rolling Meadows, IL  60008

     We refer to the Secured Credit Agreement, dated as of December __, 1995 (as the same has been amended or modified, the "Secured Credit Agreement"), between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation and successor by merger to GMH Acquisition Corp., a Delaware corporation ("Borrower"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement. Section references used herein refer to such Sections in the Secured Credit Agreement.

     Borrower hereby certifies and warrants to you that the following is a true and correct computation as at ______, ___ (the "Computation Date") of the following ratios and/or financial restrictions contained in SECTION 11 and the Subordination Agreement, as the case may be, for the periods shown:

I.   SECTION 11.6 - CURRENT RATIO.

     A.   balance sheet total current assets
          (excluding Intangible Assets)           $______

     B.   cash, Cash Instruments and Cash         $______
          Equivalents

     C.   Remainder of A less B                              $______
               (Current Assets)

     D.   balance sheet total current liabilities $______

     E.   Current Liabilities attributable
          to the Notes, the Subordinated Notes,
          capitalized leases, bank overdrafts
          (only to the extent repaid on the Business
          Day following creation) or any other

          Indebtedness provided under the Secured
          Credit Agreement                        $______

     F.   Remainder of D less E
          (Current Liabilities                               $______

     G.   C divided by F (Current Ratio)                               ___:1

     H.   Minimum Current Ratio required                               ___:1
          under Section 11.6

II.  SECTION 11.7 - ADJUSTED NET WORTH.

     A.   $10,000,000                             $______

     B.   Net Income PLUS, to the extent the same
          are deducted in determining Net Income,
          depreciation and amortization expenses
          for the period beginning on the Closing
          Date to and including the date of
          calculation                             $______

     C.   all amounts paid by Borrower to
          purchase, redeem or otherwise
          acquire any Borrower Equity Interests   $______

     D.   The Sum of A plus B less C
          (unless C has previously been
          subtracted in determining B)
          (Adjusted Net Worth)                              $______

     E.   Minimum Adjusted New Worth
          required under SECTION 11.7                       $______

III. SECTION 11.13 - NET CASH RATIO.

     Period covered ("Computation Period"):
     Twelve Months ending on _______, ___

     A.   Adjusted Operating Profit               $______

     B.   Gross Capital Expenditures              $______

     C.   The amount of any increase
          (or reduction) in Working Capital       $______

     D.   The sum of A less B plus C if
          a reduction (or less C if an
          increase) (Net Cash Generated)                     $______

     E.   Scheduled or accelerated payments
          of interest or principal on account
          of Indebtedness of Borrower, including
          penalties, premiums and fees thereon
          (including without limitation any
          Scheduled Reduction in the Revolving
          Loan Commitment, whether or not such
          payment gives rise to the payment
          of any Loans)                           $______

     F.   taxes paid or payable directly by
          Borrower to any governmental authority  $______

     G.   all amounts paid by Borrower to         $______
          purchase, redeem or otherwise acquire
          any Borrower Equity Interests (to the
          extent not subtracted in determining
          Net Income)

     H.   all scheduled payments of Preferred
          Dividends                               $______

     I.   The sum of E plus F plus G plus
          H ("scheduled payments" shall not
          include repayments of Loans (i)
          pursuant to clauses TENTH, ELEVENTH and TWELFTH
          of SECTION 7.3 or (ii) following any
          reductions or termination of the
          Commitments pursuant to SECTION 2.5
          or 2.6) (Total Fixed Charges)           $______

     J.   D divided by I (Net Cash Ratio)                              ___:1

     K.   Minimum Net Cash Ratio required
          under SECTION 11.13                                          ___:1

IV.  SECTION 11.14 - TOTAL LIABILITIES RATIO.

     A.   balance sheet liabilities               $______

     B.   Contingent Obligations (excluding the
          Repurchase Obligations) other than
          those which would constitute
          liabilities under A above               $______

     C.   Sum of A and B (Total Liabilities)                 $______

     D.   Adjusted Net Worth                      $______

     E.   C divided by D                                              ___:1

     F.   Maximum Total Liabilities Ratio permitted
          under SECTION 11.14                                         ___:1

V.   SECTION 11.15 - ANNUAL INTEREST COVERAGE RATIO.

     Period covered ("Computation Period"):
     twelve month period ending _______, ___

     A.   Adjusted Operating Profit               $______

     B.   Gross Capital Expenditures              $______

     C.   Remainder of A less B                               $______

     D.   Interest Expense                        $______

     E.   C divided by D (Interest Coverage
          Ratio Number 1)                                             ___:1

     F.   Minimum Interest Coverage Ratio Number 1
          required under SECTION 11.15                                ___:1

VI.  SECTION 11.16 - QUARTERLY INTEREST COVERAGE RATIO.

     Period covered ("Computation Period")
     three month period ending ______, ___

     A.   Adjusted Operating Profit               $______

     B.   Interest Expense                        $______

     C.   A divided by B (Interest Coverage
          Ratio Number 2)                                             ___:1

     D.   Minimum Interest Coverage Ratio Number 2
          required under SECTION 11.16                                ___:1

VII. SECTION 11.17 - PURCHASE, REDEMPTION, DIVIDEND, INTEREST
          AND PAYMENT RESTRICTIONS.

     Period covered ("Computation Period"):
     ______ month period ending ______, ___

     A.   Payments in respect of Borrower's
          portion of the aggregate
          federal and state and income tax
          liabilities of the affiliated group
          filing consolidated terms of which
          Parent is the common parent             $______

     B.   To the extent permitted by the
          Subordination Agreement

          (i)  payments of accrued and unpaid interest
               on the Subordinated Loans          $______

          (ii) payments of Preferred Dividends    $______

          (iii) payments of Incentive Management
               Fees                               $______

     C.   Payments permitted pursuant to
          SECTION 11.29                           $______

     D.   Sum of A plus B plus C                              $______

VIII. SECTION 11.18 - GROSS CAPITAL EXPENDITURES.

     Fiscal Year ending ______, ___

     A.   Expenditures in respect of the purchase or
          other acquisition of fixed or capital assets,
          including capitalized leases (without deduction
          for trade-ins, salvage values, resales or
          similar recoveries)                     $______

     B.   Maximum Gross Capital Expenditures
          permitted under SECTION 11.18           $______
IX.  SECTION 11.22 - LEASES

     Fiscal Year ending ______, ___

     A.   Lease Obligations during Fiscal Year    $______

     B.   Maximum Lease Obligations
          permitted under SECTION 11.22           $______

X.   SECTION 11.31 - INDEBTEDNESS.

     Fiscal Year ending ______, ___

     A.   Aggregate amount of insurance premiums
          deferred                                $______

     B.   Maximum amount of insurance premiums
          which may be deferred under
          SECTION 11.31                           $______

XI.  SUBORDINATION AGREEMENT - AVAILABLE CASH TEST

     All capitalized terms used but not defined in this
     SECTION XI shall have the meanings ascribed to such terms in the Subordination Agreement.

     Applicable Period ending ______, ___

     A.   income statement net income             $______

     B.   income statement interest expense       $______

     C.   income statement tax expense            $______

     D.   income statement depreciation and
          amortization expense                    $______

     E.   amount accrued by Borrower related to   $______
          Incentive Management Fees not to exceed

          (i)  $62,500 for the Applicable
               Period ending April 30, 1996

          (ii) $125,000 for the Applicable
               Period ending July 31, 1996

          (iii) $187,500 for the Applicable
               Period thereafter

     F.   income statement extraordinary
          pre-tax gain                            $______

     G.   capital expenditures as determined in
          conformity with GAAP                    $______

     H.   A plus B plus C plus D plus E less F
          less G (Total Cash Sources)                        $______

     I.   1.10                                               1.10

     J.   H divided by I                                        $______

     K.   Non-Subordinated Fixed Charges for the
          Applicable Period                       $______

     L.   All subordinated Payments actually paid
          with respect to the last two Fiscal
          Quarters of the Applicable Period (which $______
          Subordinated Payments correspond to the
          calculation of Available Cash for the
          first two Determination dates of such
          Applicable Period) (except in the case
          of the Determination Date occurring on
          July 31, 1996, for the first Fiscal Quarter

     M.   Remainder of J less K less L.                         $______

     N.   (i)  Senior Subordinated Payments
               due and payable

               (a)  current                       $______

               (b)  accrued and unpaid            $______

          (ii) Senior Subordinated Payments
               permitted pursuant to the
               Subordination Agreement                          $______
          (iii) Senior Subordinated Payments
               not permitted pursuant to the
               Subordination Agreement            $______

     O.   Cash Overage (to be calculated if any
          Junior Subordinated Payments, Preferred
          Dividends or Incentive Management Fees
          have accrued in any prior period and
          remain unpaid)                          $______

     P.   (i)  Junior Subordinated Payments
               due and payable

               (a)  current                       $______

               (b)  accrued and unpaid            $______

          (ii) Junior Subordinated Payments
               permitted pursuant to the
               Subordination Agreement                       $______

          (iii) Junior Subordinated Payments
               not permitted pursuant to the
               Subordination Agreement            $______

     Q.   (i)  Preferred Dividends due and payable

               (a)  current                       $______

               (b)  accrued and unpaid            $______

          (ii) Preferred Dividends permitted
               pursuant to the Subordination Agreement       $______

          (iii) Preferred Dividends
               not permitted pursuant to the
               Subordination Agreement            $______

     R.   (i)  Incentive Management Fees due and payable

               (a)  current                       $______

               (b)  accrued and unpaid            $______

          (ii) Incentive Management Fees permitted
               pursuant to the Subordination Agreement       $______

          (iii) Incentive Management Fees
               not permitted pursuant to the
               Subordination Agreement            $______


     Borrower hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

     IN WITNESS WHEREOF, each Borrower has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of ________,
____.

                                   GENERAL MANUFACTURED HOUSING, INC.


                                   By:__________________________________
                                   Name Printed:________________________
                                   Its:_________________________________

                                   EXHIBIT I

                               (Section 12.3.3)

                             BORROWING CERTIFICATE


To:  First Source Financial LLP
     2850 West Golf Road
     5th Floor
     Rolling Meadows, Illinois 60008
     Attention:  Contract Administration

     We refer to the Secured Credit Agreement dated as of December 21, 1995 (herein as heretofore amended or modified called the "Secured Credit Agreement") among General Manufactured Housing, Inc., a Georgia corporation ("Borrower"), and First Source Financial LLP, an Illinois registered limited liability partnership. Capitalized terms used but not elsewhere defined herein are used herein as defined in the Secured Credit Agreement.

     Pursuant to Section 12.3.3 of the Secured Credit Agreement, the undersigned hereby confirms its request that on each day listed on the Detail Loan Statement attached hereto for the period __________, 199_ to ____________, 199_, Borrower requested Lender to make Loan(s) ("Requested Loan(s)") to Borrower in the aggregate principal amount set forth opposite such day on the Detail Loan Statement.

     To induce Lender to make the Requested Loan(s) Borrower hereby represents and warrants to Lender that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from the making of any Requested Loan.

     (b) The warranties contained in Section 10 of the Secured Credit Agreement (excluding, in the case of Loans subsequent to the initial Loan, the first sentence of Section 10.4) and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof.

     (c) There has been no material adverse change or notice of prospective material adverse change with respect to any insurance maintained by Borrower.

     (d) Since the date of the financial statements referred to in Section 10.3 of the Secured Credit Agreement, no Material Adverse Effect has occurred.

     (e) Except as disclosed in schedules furnished by the undersigned to Lender prior to the date of the last previous Loan under the Secured Credit Agreement (or, in the case of the initial Loan, prior to the date of execution and delivery of the Secured Credit Agreement) (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry is pending or threatened against the undersigned, (ii) no material development has occurred in any such claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceedings, investigation or inquiry so disclosed, and
          (iii) no event, condition or development with respect to Borrower's financial condition or otherwise has occurred or developed at any time (whether before or after the making of the last previous Loan) which in the case of each of the foregoing clauses (i) through (iii) has or is to have a Material Adverse Effect.

     (f) All conditions to the making of the Requested Loan(s) have been satisfied.

Dated this ________ day of ______________________, 199_.

                                   GENERAL MANUFACTURED HOUSING, INC.


                                   By:  _________________________________
                                        Name Printed:____________________
                                        Its:_____________________________

                             DETAIL LOAN STATEMENT

                                   EXHIBIT J

                               (Section 12.3.3)

                              LC GUARANTY REQUEST


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL  60008

Ladies and Gentlemen:

     We refer to the Secured Credit Agreement dated as of December 21, 1995 (as from time to time amended, modified or supplemented, the "Secured Credit Agreement"), between General Manufactured Housing, Inc., a Georgia corporation, and First Source Financial LLP, an Illinois registered limited liability partnership. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

     Pursuant to SECTION 12.3.3 of the Secured Credit Agreement, Borrower hereby requests that on ___________, 19___ Lender execute an LC Guaranty pursuant to the terms of the Secured Credit Agreement (the "Requested LC Guaranty") in connection with the LC Reimbursement Agreement attached hereto as EXHIBIT A with [APPLICABLE ISSUER].

     To induce Lender to issue the Requested LC Guaranty or to consent to the issuance of the Permitted LC, Borrower hereby represents and warrants to Lender that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or will result from the issuance of the Requested LC Guaranty or Permitted LC.

     (b) The warranties contained in SECTION 10 of the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent of any change in the information contained in the Schedules to the Secured Credit Agreement as shown in the schedules attached hereto.

     (c) There has been no material adverse change and no notice of prospective material adverse change has been received with respect to insurance maintained by any Borrower.

     (d) Since the date of the financial statements referred to in SECTION 10.3(A) of the Secured Credit Agreement, no Material Adverse Effect has occurred .

     (e) Except as disclosed in the schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan or provision of an LC Guaranty, whichever shall have more recently occurred, is pending or known to be threatened against any Borrower or Parent, (ii) no material development not so disclosed has occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, and (iii) no event, condition or development has occurred or developed at any time (whether before or after the making of the last previous Loan or provision of an LC Guaranty, whichever shall have more recently occurred), which, (in the case of each of the foregoing CLAUSES (I) through (III)) has caused or could reasonably be expected to cause a Material Adverse Effect.

     (f) All conditions to the issuance of the Requested LC Guaranty as set forth in the Secured Credit Agreement and the Related Documents have been satisfied, including, without limitation, all conditions set forth in SECTION 12 of the Secured Credit Agreement.

Dated this ____ day of _____________, 19__

     IN WITNESS WHEREOF, Borrower has caused this LC Guaranty Request to be executed and delivered by a duly authorized officer of Borrower as of _________, 199 .

                                 GENERAL MANUFACTURED HOUSING, INC.

                                 By:  ___________________________________
                                      Name Printed:______________________
                                      Its:_______________________________